Separate Account I

American General Life Insurance Company

Financial Statements

December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account I.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account I indicated in the table below as of December 31, 2025 and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account I as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Hedged Allocation Portfolio Class A (1)	LVIP BlackRock Global Allocation Fund Standard Class (1)
AB VPS Discovery Value Portfolio Class A (1)	LVIP JPMorgan Short Duration Bond Fund Standard Class (1) & (2)
AB VPS International Value Portfolio Class A (1)	LVIP Macquarie High Yield Fund Standard Class (1)
AB VPS Large Cap Growth Portfolio Class A (1)	VanEck VIP Emerging Markets Fund Initial Class (1)
AB VPS Large Cap Growth Portfolio Class B (1)	VanEck VIP Global Resources Fund Initial Class (1)
AB VPS Relative Value Portfolio Class A (1)	Vanguard 500 Index Fund Admiral Shares (1)
AB VPS Relative Value Portfolio Class B (1)	Vanguard Dividend Growth Fund Investor Shares (1)
AB VPS Small Cap Growth Portfolio Class A (1)	Vanguard Federal Money Market Fund Investor Shares (1)
AB VPS Sustainable Global Thematic Portfolio Class A (1)	Vanguard GNMA Fund Investor Shares (1)
AB VPS Sustainable Global Thematic Portfolio Class B (1)	Vanguard Health Care Fund Investor Shares (1)
AB VPS Sustainable International Thematic Portfolio Class A (3)	Vanguard Inflation-Protected Securities Fund Investor Shares (1)
BlackRock II High Yield V.I. Fund Class I (1)	Vanguard International Growth Fund Investor Shares (1)
BlackRock II Total Return V.I. Fund Class I (1)	Vanguard LifeStrategy Conservative Growth Fund Investor Shares (1)
BlackRock Advantage Large Cap Core V.I. Fund Class I (1)	Vanguard LifeStrategy Growth Fund Investor Shares (1)
BlackRock Advantage SMID Cap V.I. Fund Class I (1)	Vanguard LifeStrategy Income Fund Investor Shares (1)
BlackRock Basic Value V.I. Fund Class I (1)	Vanguard LifeStrategy Moderate Growth Fund Investor Shares (1)
BlackRock Equity Dividend V.I. Fund Class I (1)	Vanguard Small-Cap Growth Index Fund Admiral Shares (1)
BlackRock Global Allocation V.I. Fund Class I (1)	Vanguard Total International Stock Index Fund Admiral Shares (1)
BlackRock Government Money Market V.I. Fund Class I (1)	Vanguard U.S. Growth Fund Investor Shares (1)
BlackRock International V.I. Fund Class I (1)	Vanguard VIF Balanced Portfolio (1)
BlackRock Large Cap Focus Growth V.I. Fund Class I (1)	Vanguard VIF Capital Growth Portfolio (1)
BNY Mellon Stock Index Fund, Inc. Initial Shares (1)	Vanguard VIF Diversified Value Portfolio (1)
Fidelity VIP Asset Manager 50% Portfolio Initial Class (1)	Vanguard VIF Equity Income Portfolio (1)
Fidelity VIP Contrafund Portfolio Initial Class (1)	Vanguard VIF Equity Index Portfolio (1)
Fidelity VIP Government Money Market Portfolio Initial Class (1)	Vanguard VIF Growth Portfolio (1)
Fidelity VIP Government Money Market Portfolio Service Class 2 (1)	Vanguard VIF High Yield Bond Portfolio (1)
Fidelity VIP Growth Portfolio Initial Class (1)	Vanguard VIF International Portfolio (1)
Fidelity VIP High Income Portfolio Initial Class (1)	Vanguard VIF Mid-Cap Index Portfolio (1)
Fidelity VIP Investment Grade Bond Portfolio Initial Class (1)	Vanguard VIF Real Estate Index Portfolio (1)
Fidelity VIP Overseas Portfolio Initial Class (1)	Vanguard VIF Short-Term Investment-Grade Portfolio (1)
Invesco V.I. American Franchise Fund Series I (1)	Vanguard VIF Small Company Growth Portfolio (1)
Invesco V.I. EQV International Equity Fund Series 1 (1)	Vanguard VIF Total Bond Market Index Portfolio (1)
LVIP Blackrock Equity Dividend Fund Standard Class (1)	Vanguard VIF Total Stock Market Index Portfolio (1)
(1) Statement of Operations and Changes in Net Assets for the years ended December 31, 2025 and 2024.
(2) Sub-account had no assets and liabilities as of December 31, 2025 and is therefore not included in the Statement of Assets and Liabilities and the Schedule of Portfolio Investments.
(3) Statement of Operations and Changes in Net Assets for the period January 1, 2024 to April 16, 2024 (cessation of operations)

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 20, 2026

We have served as the auditor of one or more of the sub-accounts of Corebridge Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
AB VPS Balanced Hedged Allocation Portfolio Class A	$12,713,727	$—	$12,713,727	$652,119	$12,061,608	$12,713,727
AB VPS Discovery Value Portfolio Class A	8,530,137	—	8,530,137	282,777	8,247,360	8,530,137
AB VPS International Value Portfolio Class A	3,230,068	—	3,230,068	68,381	3,161,687	3,230,068
AB VPS Large Cap Growth Portfolio Class A	42,030,193	—	42,030,193	1,349,970	40,680,223	42,030,193
AB VPS Large Cap Growth Portfolio Class B	26,688,129	—	26,688,129	2,086,066	24,602,063	26,688,129
AB VPS Relative Value Portfolio Class A	23,761,840	—	23,761,840	608,325	23,153,515	23,761,840
AB VPS Relative Value Portfolio Class B	29,634,365	—	29,634,365	1,818,361	27,816,004	29,634,365
AB VPS Small Cap Growth Portfolio Class A	7,630,149	—	7,630,149	339,408	7,290,741	7,630,149
AB VPS Sustainable Global Thematic Portfolio Class A	5,278,094	—	5,278,094	124,836	5,153,258	5,278,094
AB VPS Sustainable Global Thematic Portfolio Class B	3,238,434	—	3,238,434	70,501	3,167,933	3,238,434
BlackRock II High Yield V.I. Fund Class I	14,882	83	14,965	—	14,965	14,965
BlackRock II Total Return V.I. Fund Class I	681,192	3,189	684,381	1,094	683,287	684,381
BlackRock Advantage Large Cap Core V.I. Fund Class I	1,529,173	—	1,529,173	1,610	1,527,563	1,529,173
BlackRock Advantage SMID Cap V.I. Fund Class I	295,308	—	295,308	168	295,140	295,308
BlackRock Basic Value V.I. Fund Class I	834,562	—	834,562	1,398	833,164	834,562
BlackRock Equity Dividend V.I. Fund Class I	188,682	—	188,682	—	188,682	188,682
BlackRock Global Allocation V.I. Fund Class I	776,894	—	776,894	—	776,894	776,894
BlackRock Government Money Market V.I. Fund Class I	467,920	—	467,920	204,928	262,992	467,920
BlackRock International V.I. Fund Class I	218,744	—	218,744	—	218,744	218,744
BlackRock Large Cap Focus Growth V.I. Fund Class I	133,809	—	133,809	135	133,674	133,809
BNY Mellon Stock Index Fund, Inc. Initial Shares	1,913,967	—	1,913,967	128,130	1,785,837	1,913,967
Fidelity VIP Asset Manager 50% Portfolio Initial Class	264,137	—	264,137	139	263,998	264,137
Fidelity VIP Contrafund Portfolio Initial Class	1,230,133	—	1,230,133	2,255	1,227,878	1,230,133
Fidelity VIP Government Money Market Portfolio Initial Class	13,742,218	4,039	13,746,257	865,385	12,880,872	13,746,257
Fidelity VIP Government Money Market Portfolio Service Class 2	7,062,763	—	7,062,763	404,435	6,658,328	7,062,763
Fidelity VIP Growth Portfolio Initial Class	1,866,006	—	1,866,006	132,995	1,733,011	1,866,006
Fidelity VIP High Income Portfolio Initial Class	41,726	—	41,726	—	41,726	41,726
Fidelity VIP Investment Grade Bond Portfolio Initial Class	605,522	—	605,522	485	605,037	605,522
Fidelity VIP Overseas Portfolio Initial Class	108,714	—	108,714	—	108,714	108,714
Invesco V.I. American Franchise Fund Series I	146,094	—	146,094	69	146,025	146,094
Invesco V.I. EQV International Equity Fund Series 1	75,982	—	75,982	6,441	69,541	75,982
LVIP Blackrock Equity Dividend Fund Standard Class	613,105	—	613,105	7,098	606,007	613,105
LVIP BlackRock Global Allocation Fund Standard Class	122,344	—	122,344	7,351	114,993	122,344
LVIP Macquarie High Yield Fund Standard Class	21,232	—	21,232	—	21,232	21,232
VanEck VIP Emerging Markets Fund Initial Class	81,256	—	81,256	561	80,695	81,256
VanEck VIP Global Resources Fund Initial Class	26,768	—	26,768	8,955	17,813	26,768
Vanguard 500 Index Fund Admiral Shares	26,899	1,058	27,957	27,957	—	27,957
Vanguard Dividend Growth Fund Investor Shares	980,992	29,147	1,010,139	1,010,139	—	1,010,139
Vanguard Federal Money Market Fund Investor Shares	384,048	10,848	394,896	394,896	—	394,896
Vanguard GNMA Fund Investor Shares	17,398	252	17,650	17,650	—	17,650
Vanguard Health Care Fund Investor Shares	11,367	477	11,844	11,844	—	11,844
Vanguard Inflation-Protected Securities Fund Investor Shares	385,116	1,283	386,399	386,399	—	386,399
Vanguard International Growth Fund Investor Shares	9,229	292	9,521	9,521	—	9,521
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	502,202	3,351	505,553	505,553	—	505,553
Vanguard LifeStrategy Growth Fund Investor Shares	699,990	12,732	712,722	712,722	—	712,722
Vanguard LifeStrategy Income Fund Investor Shares	148,602	1,351	149,953	149,953	—	149,953
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	2,169,867	9,421	2,179,288	2,179,288	—	2,179,288
Vanguard Small-Cap Growth Index Fund Admiral Shares	2,079	75	2,154	2,154	—	2,154
Vanguard Total International Stock Index Fund Admiral Shares	6,904	(359)	6,545	6,545	—	6,545
The accompanying Notes to Financial Statements are an integral part of this statement.

3

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
Vanguard U.S. Growth Fund Investor Shares	$9,479	$478	$9,957	$9,957	$—	$9,957
Vanguard VIF Balanced Portfolio	5,985,634	80,314	6,065,948	6,065,948	—	6,065,948
Vanguard VIF Capital Growth Portfolio	1,005,996	6,296	1,012,292	1,012,292	—	1,012,292
Vanguard VIF Diversified Value Portfolio	1,099,373	7,164	1,106,537	1,106,537	—	1,106,537
Vanguard VIF Equity Income Portfolio	1,892,015	(11,220)	1,880,795	1,880,795	—	1,880,795
Vanguard VIF Equity Index Portfolio	1,028,737	9,076	1,037,813	1,037,813	—	1,037,813
Vanguard VIF Growth Portfolio	659,753	(28,628)	631,125	631,125	—	631,125
Vanguard VIF High Yield Bond Portfolio	355,063	4,517	359,580	359,580	—	359,580
Vanguard VIF International Portfolio	3,575,442	9,644	3,585,086	3,585,086	—	3,585,086
Vanguard VIF Mid-Cap Index Portfolio	983,674	14,933	998,607	998,607	—	998,607
Vanguard VIF Real Estate Index Portfolio	670,315	21,646	691,961	691,961	—	691,961
Vanguard VIF Short-Term Investment-Grade Portfolio	303,383	723	304,106	304,106	—	304,106
Vanguard VIF Small Company Growth Portfolio	637,296	(5,246)	632,050	632,050	—	632,050
Vanguard VIF Total Bond Market Index Portfolio	549,620	4,125	553,745	553,745	—	553,745
Vanguard VIF Total Stock Market Index Portfolio	3,861,098	20,141	3,881,239	3,881,239	—	3,881,239
The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2025

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
AB VPS Balanced Hedged Allocation Portfolio Class A	1,268,835	$10.02	$12,713,727	$12,377,257	1
AB VPS Discovery Value Portfolio Class A	514,173	16.59	8,530,137	8,736,324	1
AB VPS International Value Portfolio Class A	154,401	20.92	3,230,068	2,224,043	1
AB VPS Large Cap Growth Portfolio Class A	454,135	92.55	42,030,193	31,872,985	1
AB VPS Large Cap Growth Portfolio Class B	327,542	81.48	26,688,129	21,934,715	1
AB VPS Relative Value Portfolio Class A	748,640	31.74	23,761,840	21,501,006	1
AB VPS Relative Value Portfolio Class B	960,595	30.85	29,634,365	26,943,724	1
AB VPS Small Cap Growth Portfolio Class A	572,834	13.32	7,630,149	7,555,911	1
AB VPS Sustainable Global Thematic Portfolio Class A	160,770	32.83	5,278,094	5,664,120	1
AB VPS Sustainable Global Thematic Portfolio Class B	107,020	30.26	3,238,434	3,520,219	1
BlackRock II High Yield V.I. Fund Class I	2,114	7.04	14,882	14,888	1
BlackRock II Total Return V.I. Fund Class I	66,523	10.24	681,192	760,204	1
BlackRock Advantage Large Cap Core V.I. Fund Class I	62,903	24.31	1,529,173	1,417,673	1
BlackRock Advantage SMID Cap V.I. Fund Class I	12,113	24.38	295,308	241,090	1
BlackRock Basic Value V.I. Fund Class I	59,997	13.91	834,562	780,673	1
BlackRock Equity Dividend V.I. Fund Class I	16,407	11.50	188,682	183,865	1
BlackRock Global Allocation V.I. Fund Class I	44,042	17.64	776,894	760,851	1
BlackRock Government Money Market V.I. Fund Class I	467,920	1.00	467,920	467,920	1
BlackRock International V.I. Fund Class I	19,088	11.46	218,744	222,849	1
BlackRock Large Cap Focus Growth V.I. Fund Class I	6,104	21.92	133,809	129,050	1
BNY Mellon Stock Index Fund, Inc. Initial Shares	21,962	87.15	1,913,967	1,195,305	1
Fidelity VIP Asset Manager 50% Portfolio Initial Class	14,991	17.62	264,137	228,157	1
Fidelity VIP Contrafund Portfolio Initial Class	20,540	59.89	1,230,133	883,094	1
Fidelity VIP Government Money Market Portfolio Initial Class	13,742,218	1.00	13,742,218	13,742,218	1
Fidelity VIP Government Money Market Portfolio Service Class 2	7,062,763	1.00	7,062,763	7,062,763	1
Fidelity VIP Growth Portfolio Initial Class	19,095	97.72	1,866,006	1,635,255	1
Fidelity VIP High Income Portfolio Initial Class	8,550	4.88	41,726	43,749	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	53,303	11.36	605,522	683,292	1
Fidelity VIP Overseas Portfolio Initial Class	3,950	27.52	108,714	70,880	1
Invesco V.I. American Franchise Fund Series I	1,804	81.00	146,094	108,526	1
Invesco V.I. EQV International Equity Fund Series 1	2,104	36.11	75,982	72,935	1
LVIP Blackrock Equity Dividend Fund Standard Class	23,784	25.78	613,105	639,962	1
LVIP BlackRock Global Allocation Fund Standard Class	9,020	13.56	122,344	96,920	1
LVIP Macquarie High Yield Fund Standard Class	4,889	4.34	21,232	21,583	1
VanEck VIP Emerging Markets Fund Initial Class	6,869	11.83	81,256	77,482	1
VanEck VIP Global Resources Fund Initial Class	799	33.51	26,768	20,856	1
Vanguard 500 Index Fund Admiral Shares	43	631.84	26,899	17,766	1
Vanguard Dividend Growth Fund Investor Shares	29,863	32.85	980,992	1,073,661	1
Vanguard Federal Money Market Fund Investor Shares	384,048	1.00	384,048	384,048	1
Vanguard GNMA Fund Investor Shares	1,837	9.47	17,398	16,859	1
Vanguard Health Care Fund Investor Shares	56	204.57	11,367	11,307	1
Vanguard Inflation-Protected Securities Fund Investor Shares	32,916	11.70	385,116	402,541	1
Vanguard International Growth Fund Investor Shares	257	35.87	9,229	8,335	1
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	22,995	21.84	502,202	465,693	1
Vanguard LifeStrategy Growth Fund Investor Shares	13,798	50.73	699,990	565,613	1
Vanguard LifeStrategy Income Fund Investor Shares	9,423	15.77	148,602	139,302	1
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	62,749	34.58	2,169,867	1,892,124	1
Vanguard Small-Cap Growth Index Fund Admiral Shares	20	106.12	2,079	1,626	1
Vanguard Total International Stock Index Fund Admiral Shares	170	40.53	6,904	5,550	1
* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.
The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2025

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
Vanguard U.S. Growth Fund Investor Shares	126	$75.32	$9,479	$7,061	1
Vanguard VIF Balanced Portfolio	235,562	25.41	5,985,634	5,376,665	1
Vanguard VIF Capital Growth Portfolio	16,273	61.82	1,005,996	807,589	1
Vanguard VIF Diversified Value Portfolio	62,929	17.47	1,099,373	944,162	1
Vanguard VIF Equity Income Portfolio	72,159	26.22	1,892,015	1,683,302	1
Vanguard VIF Equity Index Portfolio	12,552	81.96	1,028,737	754,583	1
Vanguard VIF Growth Portfolio	17,987	36.68	659,753	482,070	1
Vanguard VIF High Yield Bond Portfolio	47,028	7.55	355,063	338,805	1
Vanguard VIF International Portfolio	125,059	28.59	3,575,442	3,023,637	1
Vanguard VIF Mid-Cap Index Portfolio	35,181	27.96	983,674	827,907	1
Vanguard VIF Real Estate Index Portfolio	57,936	11.57	670,315	645,456	1
Vanguard VIF Short-Term Investment-Grade Portfolio	28,433	10.67	303,383	288,350	1
Vanguard VIF Small Company Growth Portfolio	33,419	19.07	637,296	566,869	1
Vanguard VIF Total Bond Market Index Portfolio	50,891	10.80	549,620	529,534	1
Vanguard VIF Total Stock Market Index Portfolio	63,369	60.93	3,861,098	3,008,100	1
* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.
The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Discovery Value Portfolio Class A	AB VPS International Value Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class B
For the Year Ended December 31, 2025
From operations:
Dividends	$274,392	$74,346	$74,489	$—	$—
Mortality and expense risk and administrative charges	(182,908)	(122,870)	(41,871)	(595,427)	(383,903)
Net investment income (loss)	91,484	(48,524)	32,618	(595,427)	(383,903)
Net realized gain (loss)	(178,410)	(189,890)	113,621	2,580,802	2,292,063
Capital gain distribution from mutual funds	664,778	961,913	—	3,603,228	2,610,534
Change in unrealized appreciation (depreciation) of investments	1,380,013	(616,265)	834,402	(1,019,880)	(1,622,682)
Increase (decrease) in net assets from operations	1,957,865	107,234	980,641	4,568,723	2,896,012

From contract transactions:
Payments received from contract owners	363,425	100,359	21,855	293,196	633,883
Payments for contract benefits or terminations	(2,961,651)	(864,339)	(304,854)	(7,172,719)	(5,393,475)
Transfers between sub-accounts (including fixed account), net	(260,550)	(131,951)	(140,846)	(336,172)	(947,776)
Contract maintenance charges	(34,128)	(26,505)	(9,844)	(65,742)	(87,236)
Adjustments to net assets allocated to contracts in payout period	1,557	6,061	6,506	(49,962)	13,298
Increase (decrease) in net assets from contract transactions	(2,891,347)	(916,375)	(427,183)	(7,331,399)	(5,781,306)

Increase (decrease) in net assets	(933,482)	(809,141)	553,458	(2,762,676)	(2,885,294)
Net assets at beginning of period	13,647,209	9,339,278	2,676,610	44,792,869	29,573,423
Net assets at end of period	$12,713,727	$8,530,137	$3,230,068	$42,030,193	$26,688,129

Beginning units	644,749	148,183	136,011	246,206	169,259
Units issued	21,243	3,729	3,858	3,603	8,701
Units redeemed	(147,910)	(18,231)	(22,385)	(42,496)	(40,686)
Ending units	518,082	133,681	117,484	207,313	137,274

For the Year Ended December 31, 2024
From operations:
Dividends	$281,139	$82,422	$72,963	$24,541	$—
Mortality and expense risk and administrative charges	(197,784)	(132,349)	(39,402)	(650,594)	(419,147)
Net investment income (loss)	83,355	(49,927)	33,561	(626,053)	(419,147)
Net realized gain (loss)	(562,711)	(73,317)	53,379	2,975,209	1,388,308
Capital gain distribution from mutual funds	281,139	469,305	—	1,818,602	1,313,846
Change in unrealized appreciation (depreciation) of investments	1,188,615	404,963	19,407	5,539,433	3,901,764
Increase (decrease) in net assets from operations	990,398	751,024	106,347	9,707,191	6,184,771

From contract transactions:
Payments received from contract owners	211,800	131,750	413	265,197	847,924
Payments for contract benefits or terminations	(1,885,848)	(1,270,398)	(290,149)	(9,445,178)	(5,304,874)
Transfers between sub-accounts (including fixed account), net	208,868	180,714	55,303	(77,493)	(1,139,707)
Contract maintenance charges	(36,858)	(28,331)	(9,505)	(72,543)	(95,491)
Adjustments to net assets allocated to contracts in payout period	1,733	10,447	842	96,869	16,208
Increase (decrease) in net assets from contract transactions	(1,500,305)	(975,818)	(243,096)	(9,233,148)	(5,675,940)

Increase (decrease) in net assets	(509,907)	(224,794)	(136,749)	474,043	508,831
Net assets at beginning of period	14,157,116	9,564,072	2,813,359	44,318,826	29,064,592
Net assets at end of period	$13,647,209	$9,339,278	$2,676,610	$44,792,869	$29,573,423

Beginning units	717,755	164,573	148,028	299,744	204,964
Units issued	59,311	9,193	18,650	15,119	13,199
Units redeemed	(132,317)	(25,583)	(30,667)	(68,657)	(48,904)
Ending units	644,749	148,183	136,011	246,206	169,259

The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Relative Value Portfolio Class A	AB VPS Relative Value Portfolio Class B	AB VPS Small Cap Growth Portfolio Class A	AB VPS Sustainable Global Thematic Portfolio Class A	AB VPS Sustainable Global Thematic Portfolio Class B
For the Year Ended December 31, 2025
From operations:
Dividends	$272,596	$263,378	$—	$—	$—
Mortality and expense risk and administrative charges	(344,358)	(420,016)	(108,878)	(78,431)	(45,988)
Net investment income (loss)	(71,762)	(156,638)	(108,878)	(78,431)	(45,988)
Net realized gain (loss)	125,666	50,490	(1,487,392)	183,867	108,649
Capital gain distribution from mutual funds	1,986,207	2,459,416	—	681,326	430,246
Change in unrealized appreciation (depreciation) of investments	53,224	152,111	1,817,426	(523,856)	(346,055)
Increase (decrease) in net assets from operations	2,093,335	2,505,379	221,156	262,906	146,852

From contract transactions:
Payments received from contract owners	291,824	1,017,968	112,654	56,766	69,340
Payments for contract benefits or terminations	(3,804,122)	(4,501,489)	(1,290,924)	(905,390)	(254,505)
Transfers between sub-accounts (including fixed account), net	(218,289)	(1,101,875)	(19,010)	(2,031)	(33,678)
Contract maintenance charges	(44,747)	(97,155)	(24,542)	(9,572)	(9,122)
Adjustments to net assets allocated to contracts in payout period	16,841	53,973	2,329	(14,857)	514
Increase (decrease) in net assets from contract transactions	(3,758,493)	(4,628,578)	(1,219,493)	(875,084)	(227,451)

Increase (decrease) in net assets	(1,665,158)	(2,123,199)	(998,337)	(612,178)	(80,599)
Net assets at beginning of period	25,426,998	31,757,564	8,628,486	5,890,272	3,319,033
Net assets at end of period	$23,761,840	$29,634,365	$7,630,149	$5,278,094	$3,238,434

Beginning units	180,059	235,822	144,637	135,512	81,001
Units issued	3,297	15,750	7,823	1,157	1,927
Units redeemed	(28,594)	(48,927)	(28,653)	(20,834)	(7,325)
Ending units	154,762	202,645	123,807	115,835	75,603

For the Year Ended December 31, 2024
From operations:
Dividends	$378,042	$407,916	$20,536	$—	$—
Mortality and expense risk and administrative charges	(376,420)	(465,455)	(122,818)	(91,911)	(52,589)
Net investment income (loss)	1,622	(57,539)	(102,282)	(91,911)	(52,589)
Net realized gain (loss)	187,938	41,978	(1,028,458)	786,707	463,921
Capital gain distribution from mutual funds	898,058	1,147,786	—	17,961	11,352
Change in unrealized appreciation (depreciation) of investments	1,826,108	2,440,378	2,500,673	(385,820)	(243,825)
Increase (decrease) in net assets from operations	2,913,726	3,572,603	1,369,933	326,937	178,859

From contract transactions:
Payments received from contract owners	100,937	995,198	762	2,810	90,801
Payments for contract benefits or terminations	(4,185,608)	(5,159,798)	(1,333,212)	(1,322,869)	(357,233)
Transfers between sub-accounts (including fixed account), net	(140,205)	(856,841)	314,211	(56,834)	(243,882)
Contract maintenance charges	(49,902)	(111,146)	(28,334)	(11,665)	(11,170)
Adjustments to net assets allocated to contracts in payout period	1,371	19,752	5,503	20,027	88
Increase (decrease) in net assets from contract transactions	(4,273,407)	(5,112,835)	(1,041,070)	(1,368,531)	(521,396)

Increase (decrease) in net assets	(1,359,681)	(1,540,232)	328,863	(1,041,594)	(342,537)
Net assets at beginning of period	26,786,679	33,297,796	8,299,623	6,931,866	3,661,570
Net assets at end of period	$25,426,998	$31,757,564	$8,628,486	$5,890,272	$3,319,033

Beginning units	210,925	274,920	162,676	166,960	93,480
Units issued	10,942	10,869	11,346	13,532	8,099
Units redeemed	(41,808)	(49,967)	(29,385)	(44,980)	(20,578)
Ending units	180,059	235,822	144,637	135,512	81,001

The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Sustainable International Thematic Portfolio Class A	BlackRock II High Yield V.I. Fund Class I	BlackRock II Total Return V.I. Fund Class I	BlackRock Advantage Large Cap Core V.I. Fund Class I	BlackRock Advantage SMID Cap V.I. Fund Class I
For the Year Ended December 31, 2025
From operations:
Dividends	$—	$1,046	$31,941	$7,530	$2,337
Mortality and expense risk and administrative charges	—	(202)	(9,313)	(19,121)	(3,982)
Net investment income (loss)	—	844	22,628	(11,591)	(1,645)
Net realized gain (loss)	—	(12)	(2,490)	1,310	13,822
Capital gain distribution from mutual funds	—	32	696	174,178	18,043
Change in unrealized appreciation (depreciation) of investments	—	281	23,400	73,828	(388)
Increase (decrease) in net assets from operations	—	1,145	44,234	237,725	29,832

From contract transactions:
Payments for contract benefits or terminations	—	—	—	(1,746)	(86,844)
Transfers between sub-accounts (including fixed account), net	—	(78)	(2,405)	—	(1,505)
Contract maintenance charges	—	(43)	(1,988)	(3,660)	(729)
Increase (decrease) in net assets from contract transactions	—	(121)	(4,393)	(5,406)	(89,078)

Increase (decrease) in net assets	—	1,024	39,841	232,319	(59,246)
Net assets at beginning of period	—	13,941	644,540	1,296,854	354,554
Net assets at end of period	$—	$14,965	$684,381	$1,529,173	$295,308

Beginning units	—	461	36,191	18,010	4,779
Units redeemed	—	(1)	(108)	(71)	(1,143)
Ending units	—	460	36,083	17,939	3,636

For the Year Ended December 31, 2024
From operations:
Dividends	$—	$3,124	$22,550	$9,203	$2,705
Mortality and expense risk and administrative charges	(27,489)	(580)	(6,670)	(19,732)	(5,123)
Net investment income (loss)	(27,489)	2,544	15,880	(10,529)	(2,418)
Net realized gain (loss)	(1,314,463)	(725)	(10,010)	(35,203)	(16,343)
Capital gain distribution from mutual funds	—	—	—	130,096	—
Change in unrealized appreciation (depreciation) of investments	1,241,616	1,755	(6,981)	215,101	53,384
Increase (decrease) in net assets from operations	(100,336)	3,574	(1,111)	299,465	34,623

From contract transactions:
Payments received from contract owners	11,114	—	1,393	2,409	—
Payments for contract benefits or terminations	(463,141)	(39,154)	(38,387)	(88,938)	(223,680)
Transfers between sub-accounts (including fixed account), net	(7,270,874)	(265)	248,575	(183,002)	(1)
Contract maintenance charges	(4,835)	(89)	(1,815)	(4,530)	(914)
Adjustments to net assets allocated to contracts in payout period	50	—	324	560	—
Increase (decrease) in net assets from contract transactions	(7,727,686)	(39,508)	210,090	(273,501)	(224,595)

Increase (decrease) in net assets	(7,828,022)	(35,934)	208,979	25,964	(189,972)
Net assets at beginning of period	7,828,022	49,875	435,561	1,270,890	544,526
Net assets at end of period	$—	$13,941	$644,540	$1,296,854	$354,554

Beginning units	176,665	1,762	24,449	21,831	8,104
Units issued	9,513	—	13,877	175	99
Units redeemed	(186,178)	(1,301)	(2,135)	(3,996)	(3,424)
Ending units	—	461	36,191	18,010	4,779

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	BlackRock Basic Value V.I. Fund Class I	BlackRock Equity Dividend V.I. Fund Class I	BlackRock Global Allocation V.I. Fund Class I	BlackRock Government Money Market V.I. Fund Class I	BlackRock International V.I. Fund Class I
For the Year Ended December 31, 2025
From operations:
Dividends	$16,131	$4,520	$25,325	$19,783	$3,226
Mortality and expense risk and administrative charges	(12,555)	(3,021)	(11,654)	(6,963)	(3,000)
Net investment income (loss)	3,576	1,499	13,671	12,820	226
Net realized gain (loss)	19,510	(11,930)	31,002	—	(1,642)
Capital gain distribution from mutual funds	97,807	15,593	58,822	—	—
Change in unrealized appreciation (depreciation) of investments	68,383	27,166	34,672	—	29,357
Increase (decrease) in net assets from operations	189,276	32,328	138,167	12,820	27,941

From contract transactions:
Payments for contract benefits or terminations	(403,021)	(138,414)	(332,680)	(119,880)	(12,863)
Transfers between sub-accounts (including fixed account), net	(3,294)	(1)	(1,920)	(7)	—
Contract maintenance charges	(2,103)	(578)	(2,148)	(762)	(644)
Increase (decrease) in net assets from contract transactions	(408,418)	(138,993)	(336,748)	(120,649)	(13,507)

Increase (decrease) in net assets	(219,142)	(106,665)	(198,581)	(107,829)	14,434
Net assets at beginning of period	1,053,704	295,347	975,475	575,749	204,310
Net assets at end of period	$834,562	$188,682	$776,894	$467,920	$218,744

Beginning units	19,307	4,564	26,601	49,302	8,450
Units issued	—	—	273	330	—
Units redeemed	(6,827)	(2,132)	(8,935)	(10,579)	(509)
Ending units	12,480	2,432	17,939	39,053	7,941

For the Year Ended December 31, 2024
From operations:
Dividends	$21,791	$7,509	$13,094	$30,553	$1,221
Mortality and expense risk and administrative charges	(16,466)	(4,140)	(14,118)	(8,774)	(3,647)
Net investment income (loss)	5,325	3,369	(1,024)	21,779	(2,426)
Net realized gain (loss)	17,384	657	5,140	—	(15,067)
Capital gain distribution from mutual funds	78,361	22,370	61,348	—	—
Change in unrealized appreciation (depreciation) of investments	1,125	(3,086)	9,607	—	16,520
Increase (decrease) in net assets from operations	102,195	23,310	75,071	21,779	(973)

From contract transactions:
Payments received from contract owners	537	—	1	—	358
Payments for contract benefits or terminations	(105,657)	(878)	(195,797)	(137,235)	(15,754)
Transfers between sub-accounts (including fixed account), net	(114,717)	1	8,363	103,249	(63,779)
Contract maintenance charges	(2,876)	(848)	(2,583)	(954)	(886)
Adjustments to net assets allocated to contracts in payout period	125	—	—	—	83
Increase (decrease) in net assets from contract transactions	(222,588)	(1,725)	(190,016)	(34,940)	(79,978)

Increase (decrease) in net assets	(120,393)	21,585	(114,945)	(13,161)	(80,951)
Net assets at beginning of period	1,174,097	273,762	1,090,420	588,910	285,261
Net assets at end of period	$1,053,704	$295,347	$975,475	$575,749	$204,310

Beginning units	23,406	4,590	32,023	52,216	11,676
Units issued	537	—	237	15,602	—
Units redeemed	(4,636)	(26)	(5,659)	(18,516)	(3,226)
Ending units	19,307	4,564	26,601	49,302	8,450

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	BlackRock Large Cap Focus Growth V.I. Fund Class I	BNY Mellon Stock Index Fund, Inc. Initial Shares	Fidelity VIP Asset Manager 50% Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class
For the Year Ended December 31, 2025
From operations:
Dividends	$—	$18,597	$6,364	$1,625	$592,643
Mortality and expense risk and administrative charges	(3,282)	(25,537)	(3,583)	(15,875)	(203,074)
Net investment income (loss)	(3,282)	(6,940)	2,781	(14,250)	389,569
Net realized gain (loss)	25,346	208,819	6,724	77,545	—
Capital gain distribution from mutual funds	25,386	100,340	11,136	184,341	—
Change in unrealized appreciation (depreciation) of investments	(21,210)	(24,972)	12,519	(36,211)	—
Increase (decrease) in net assets from operations	26,240	277,247	33,160	211,425	389,569

From contract transactions:
Payments received from contract owners	—	54,627	—	—	194,465
Payments for contract benefits or terminations	(139,243)	(325,069)	(86,359)	(167,490)	(2,218,877)
Transfers between sub-accounts (including fixed account), net	—	712	(8)	(2)	166,922
Contract maintenance charges	(625)	(561)	(126)	(446)	(31,699)
Adjustments to net assets allocated to contracts in payout period	—	1,530	—	—	30,728
Increase (decrease) in net assets from contract transactions	(139,868)	(268,761)	(86,493)	(167,938)	(1,858,461)

Increase (decrease) in net assets	(113,628)	8,486	(53,333)	43,487	(1,468,892)
Net assets at beginning of period	247,437	1,905,481	317,470	1,186,646	15,215,149
Net assets at end of period	$133,809	$1,913,967	$264,137	$1,230,133	$13,746,257

Beginning units	4,153	19,536	8,290	11,411	1,534,106
Units issued	—	362	173	2	85,795
Units redeemed	(2,116)	(2,967)	(2,380)	(1,538)	(271,005)
Ending units	2,037	16,931	6,083	9,875	1,348,896

For the Year Ended December 31, 2024
From operations:
Dividends	$—	$20,804	$7,721	$2,076	$735,803
Mortality and expense risk and administrative charges	(2,838)	(25,085)	(4,543)	(15,353)	(206,722)
Net investment income (loss)	(2,838)	(4,281)	3,178	(13,277)	529,081
Net realized gain (loss)	81,605	57,566	(2,858)	30,636	—
Capital gain distribution from mutual funds	17,970	109,295	2,017	133,035	—
Change in unrealized appreciation (depreciation) of investments	(35,514)	197,261	18,814	137,206	—
Increase (decrease) in net assets from operations	61,223	359,841	21,151	287,600	529,081

From contract transactions:
Payments received from contract owners	1	720	—	1,303	139,775
Payments for contract benefits or terminations	(291,517)	(67,238)	(46,850)	(43,035)	(2,665,898)
Transfers between sub-accounts (including fixed account), net	62,458	1	4	(13)	4,574,870
Contract maintenance charges	(550)	(608)	(138)	(402)	(31,600)
Adjustments to net assets allocated to contracts in payout period	—	1,369	—	—	20,196
Increase (decrease) in net assets from contract transactions	(229,608)	(65,756)	(46,984)	(42,147)	2,037,343

Increase (decrease) in net assets	(168,385)	294,085	(25,833)	245,453	2,566,424
Net assets at beginning of period	415,822	1,611,396	343,303	941,193	12,648,725
Net assets at end of period	$247,437	$1,905,481	$317,470	$1,186,646	$15,215,149

Beginning units	9,063	20,307	9,591	11,940	1,317,129
Units issued	1,095	328	819	457	619,676
Units redeemed	(6,005)	(1,099)	(2,120)	(986)	(402,699)
Ending units	4,153	19,536	8,290	11,411	1,534,106

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class
For the Year Ended December 31, 2025
From operations:
Dividends	$284,948	$5,328	$2,700	$21,218	$1,685
Mortality and expense risk and administrative charges	(105,759)	(25,318)	(572)	(8,291)	(1,453)
Net investment income (loss)	179,189	(19,990)	2,128	12,927	232
Net realized gain (loss)	—	118,527	(160)	(1,822)	736
Capital gain distribution from mutual funds	—	236,001	—	—	9,361
Change in unrealized appreciation (depreciation) of investments	—	(103,338)	1,507	21,789	6,771
Increase (decrease) in net assets from operations	179,189	231,200	3,475	32,894	17,100

From contract transactions:
Payments received from contract owners	89,778	65,692	—	—	360
Payments for contract benefits or terminations	(1,355,437)	(254,131)	(1,151)	(667)	—
Transfers between sub-accounts (including fixed account), net	(174,112)	1,261	—	—	—
Contract maintenance charges	(26,265)	(808)	(16)	(1,040)	(29)
Adjustments to net assets allocated to contracts in payout period	6,774	—	—	—	—
Increase (decrease) in net assets from contract transactions	(1,459,262)	(187,986)	(1,167)	(1,707)	331

Increase (decrease) in net assets	(1,280,073)	43,214	2,308	31,187	17,431
Net assets at beginning of period	8,342,836	1,822,792	39,418	574,335	91,283
Net assets at end of period	$7,062,763	$1,866,006	$41,726	$605,522	$108,714

Beginning units	864,017	15,113	1,609	24,551	2,877
Units issued	74,546	426	—	—	10
Units redeemed	(224,220)	(1,884)	(44)	(70)	(1)
Ending units	714,343	13,655	1,565	24,481	2,886

For the Year Ended December 31, 2024
From operations:
Dividends	$393,138	$15	$2,323	$20,123	$1,550
Mortality and expense risk and administrative charges	(117,811)	(23,954)	(547)	(8,094)	(1,326)
Net investment income (loss)	275,327	(23,939)	1,776	12,029	224
Net realized gain (loss)	—	37,083	(7)	(2,038)	921
Capital gain distribution from mutual funds	—	381,508	—	—	4,297
Change in unrealized appreciation (depreciation) of investments	—	15,379	1,044	(7,874)	(2,254)
Increase (decrease) in net assets from operations	275,327	410,031	2,813	2,117	3,188

From contract transactions:
Payments received from contract owners	118,745	900	—	240	360
Payments for contract benefits or terminations	(1,334,333)	(30,559)	(1,030)	(1,484)	(507)
Transfers between sub-accounts (including fixed account), net	1,336,776	14	(1)	(3)	1
Contract maintenance charges	(30,689)	(813)	(17)	(1,005)	(29)
Adjustments to net assets allocated to contracts in payout period	3,662	20	—	—	—
Increase (decrease) in net assets from contract transactions	94,161	(30,438)	(1,048)	(2,252)	(175)

Increase (decrease) in net assets	369,488	379,593	1,765	(135)	3,013
Net assets at beginning of period	7,973,348	1,443,199	37,653	574,470	88,270
Net assets at end of period	$8,342,836	$1,822,792	$39,418	$574,335	$91,283

Beginning units	853,460	15,384	1,652	24,647	2,881
Units issued	206,076	8	—	5	11
Units redeemed	(195,519)	(279)	(43)	(101)	(15)
Ending units	864,017	15,113	1,609	24,551	2,877

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. American Franchise Fund Series I	Invesco V.I. EQV International Equity Fund Series 1	LVIP Blackrock Equity Dividend Fund Standard Class	LVIP BlackRock Global Allocation Fund Standard Class	LVIP JPMorgan Short Duration Bond Fund Standard Class
For the Year Ended December 31, 2025
From operations:
Dividends	$—	$1,043	$9,984	$3,188	$—
Mortality and expense risk and administrative charges	(2,025)	(1,012)	(7,175)	(1,413)	—
Net investment income (loss)	(2,025)	31	2,809	1,775	—
Net realized gain (loss)	40,543	62	(3,408)	437	—
Capital gain distribution from mutual funds	13,217	4,630	56,861	3,947	—
Change in unrealized appreciation (depreciation) of investments	(34,390)	5,213	10,004	11,893	—
Increase (decrease) in net assets from operations	17,345	9,936	66,266	18,052	—

From contract transactions:
Payments received from contract owners	—	—	7,193	7,093	—
Payments for contract benefits or terminations	(100,364)	(1,410)	(36,621)	(7,827)	—
Transfers between sub-accounts (including fixed account), net	(1)	2	—	—	—
Contract maintenance charges	(49)	(25)	(216)	(53)	—
Adjustments to net assets allocated to contracts in payout period	1,538	—	—	—	—
Increase (decrease) in net assets from contract transactions	(98,876)	(1,433)	(29,644)	(787)	—

Increase (decrease) in net assets	(81,531)	8,503	36,622	17,265	—
Net assets at beginning of period	227,625	67,479	576,483	105,079	—
Net assets at end of period	$146,094	$75,982	$613,105	$122,344	$—

Beginning units	4,874	2,304	4,516	8,898	—
Units issued	34	—	—	—	—
Units redeemed	(2,067)	(46)	(229)	(61)	—
Ending units	2,841	2,258	4,287	8,837	—

For the Year Ended December 31, 2024
From operations:
Dividends	$—	$1,240	$11,303	$1,366	$—
Mortality and expense risk and administrative charges	(2,875)	(993)	(7,557)	(1,357)	(5)
Net investment income (loss)	(2,875)	247	3,746	9	(5)
Net realized gain (loss)	1,705	756	(1,257)	2,989	(61)
Capital gain distribution from mutual funds	—	369	21,872	2,474	—
Change in unrealized appreciation (depreciation) of investments	57,787	(1,920)	10,447	3,232	70
Increase (decrease) in net assets from operations	56,617	(548)	34,808	8,704	4

From contract transactions:
Payments received from contract owners	—	6,687	—	—	—
Payments for contract benefits or terminations	(1,795)	(8,071)	(49,830)	(23,374)	(1,175)
Transfers between sub-accounts (including fixed account), net	3	(8)	—	201	1
Contract maintenance charges	(48)	(15)	(255)	(91)	(5)
Adjustments to net assets allocated to contracts in payout period	1,294	—	—	—	—
Increase (decrease) in net assets from contract transactions	(546)	(1,407)	(50,085)	(23,264)	(1,179)

Increase (decrease) in net assets	56,071	(1,955)	(15,277)	(14,560)	(1,175)
Net assets at beginning of period	171,554	69,434	591,760	119,639	1,175
Net assets at end of period	$227,625	$67,479	$576,483	$105,079	$—

Beginning units	4,886	2,352	4,907	10,956	41
Units issued	40	110	—	—	—
Units redeemed	(52)	(158)	(391)	(2,058)	(41)
Ending units	4,874	2,304	4,516	8,898	—

The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	LVIP Macquarie High Yield Fund Standard Class	VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class	Vanguard 500 Index Fund Admiral Shares	Vanguard Dividend Growth Fund Investor Shares
For the Year Ended December 31, 2025
From operations:
Dividends	$1,242	$526	$590	$321	$15,228
Mortality and expense risk and administrative charges	(260)	(1,018)	(338)	(199)	(5,112)
Net investment income (loss)	982	(492)	252	122	10,116
Net realized gain (loss)	(46)	(1,064)	487	1,647	(1,232)
Capital gain distribution from mutual funds	—	—	—	—	148,803
Change in unrealized appreciation (depreciation) of investments	649	19,446	6,522	2,491	(83,924)
Increase (decrease) in net assets from operations	1,585	17,890	7,261	4,260	73,763

From contract transactions:
Payments received from contract owners	—	499	414	—	—
Payments for contract benefits or terminations	(474)	(8,315)	(7,157)	(4,058)	(122,503)
Transfers between sub-accounts (including fixed account), net	(1)	(2)	1	(8)	1,728
Contract maintenance charges	(31)	(129)	(73)	—	—
Adjustments to net assets allocated to contracts in payout period	—	—	—	911	88,919
Increase (decrease) in net assets from contract transactions	(506)	(7,947)	(6,815)	(3,155)	(31,856)

Increase (decrease) in net assets	1,079	9,943	446	1,105	41,907
Net assets at beginning of period	20,153	71,313	26,322	26,852	968,232
Net assets at end of period	$21,232	$81,256	$26,768	$27,957	$1,010,139

Beginning units	344	2,700	1,063	389	13,748
Units issued	—	—	—	12	721
Units redeemed	(8)	(298)	(259)	(57)	(1,686)
Ending units	336	2,402	804	344	12,783

For the Year Ended December 31, 2024
From operations:
Dividends	$1,282	$1,269	$740	$334	$16,680
Mortality and expense risk and administrative charges	(261)	(1,061)	(405)	(190)	(5,087)
Net investment income (loss)	1,021	208	335	144	11,593
Net realized gain (loss)	(482)	(93)	(227)	1,425	7,046
Capital gain distribution from mutual funds	—	—	—	—	90,112
Change in unrealized appreciation (depreciation) of investments	511	(257)	(1,229)	3,828	(33,101)
Increase (decrease) in net assets from operations	1,050	(142)	(1,121)	5,397	75,650

From contract transactions:
Payments received from contract owners	—	—	7,177	—	—
Payments for contract benefits or terminations	(3,913)	—	(8,465)	(4,506)	(123,353)
Transfers between sub-accounts (including fixed account), net	(1)	(7)	—	812	25,611
Contract maintenance charges	(39)	(117)	(67)	—	—
Adjustments to net assets allocated to contracts in payout period	—	—	—	1,852	71,607
Increase (decrease) in net assets from contract transactions	(3,953)	(124)	(1,355)	(1,842)	(26,135)

Increase (decrease) in net assets	(2,903)	(266)	(2,476)	3,555	49,515
Net assets at beginning of period	23,056	71,579	28,798	23,297	918,717
Net assets at end of period	$20,153	$71,313	$26,322	$26,852	$968,232

Beginning units	414	2,705	1,114	431	13,876
Units issued	—	—	149	18	1,818
Units redeemed	(70)	(5)	(200)	(60)	(1,946)
Ending units	344	2,700	1,063	389	13,748

The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard Federal Money Market Fund Investor Shares	Vanguard GNMA Fund Investor Shares	Vanguard Health Care Fund Investor Shares	Vanguard Inflation-Protected Securities Fund Investor Shares	Vanguard International Growth Fund Investor Shares
For the Year Ended December 31, 2025
From operations:
Dividends	$16,478	$650	$115	$17,513	$98
Mortality and expense risk and administrative charges	(2,073)	(92)	(61)	(1,967)	(69)
Net investment income (loss)	14,405	558	54	15,546	29
Net realized gain (loss)	—	(1)	(366)	(11,879)	(377)
Capital gain distribution from mutual funds	—	—	396	—	490
Change in unrealized appreciation (depreciation) of investments	—	669	1,773	18,560	1,530
Increase (decrease) in net assets from operations	14,405	1,226	1,857	22,227	1,672

From contract transactions:
Payments for contract benefits or terminations	(30,550)	(2,310)	(1,775)	(40,285)	(1,124)
Transfers between sub-accounts (including fixed account), net	—	1	(5)	3,735	(1)
Adjustments to net assets allocated to contracts in payout period	4,649	885	(818)	61,945	21
Increase (decrease) in net assets from contract transactions	(25,901)	(1,424)	(2,598)	25,395	(1,104)

Increase (decrease) in net assets	(11,496)	(198)	(741)	47,622	568
Net assets at beginning of period	406,392	17,848	12,585	338,777	8,953
Net assets at end of period	$394,896	$17,650	$11,844	$386,399	$9,521

Beginning units	35,981	1,072	174	20,969	192
Units issued	—	45	—	861	—
Units redeemed	(3,237)	(134)	(38)	(2,174)	(21)
Ending units	32,744	983	136	19,656	171

For the Year Ended December 31, 2024
From operations:
Dividends	$20,912	$998	$113	$15,873	$66
Mortality and expense risk and administrative charges	(2,143)	(148)	(72)	(2,169)	(67)
Net investment income (loss)	18,769	850	41	13,704	(1)
Net realized gain (loss)	—	(2,768)	236	(7,979)	(1,276)
Capital gain distribution from mutual funds	—	—	1,378	—	712
Change in unrealized appreciation (depreciation) of investments	—	2,170	(1,830)	232	1,305
Increase (decrease) in net assets from operations	18,769	252	(175)	5,957	740

From contract transactions:
Payments for contract benefits or terminations	(30,368)	(4,198)	(1,976)	(40,158)	(1,039)
Transfers between sub-accounts (including fixed account), net	1	(16,362)	(7)	7,818	2
Adjustments to net assets allocated to contracts in payout period	5,539	6,730	1,365	(64,761)	345
Increase (decrease) in net assets from contract transactions	(24,828)	(13,830)	(618)	(97,101)	(692)

Increase (decrease) in net assets	(6,059)	(13,578)	(793)	(91,144)	48
Net assets at beginning of period	412,451	31,426	13,378	429,921	8,905
Net assets at end of period	$406,392	$17,848	$12,585	$338,777	$8,953

Beginning units	34,530	1,880	188	23,720	220
Units issued	4,193	602	11	422	—
Units redeemed	(2,742)	(1,410)	(25)	(3,173)	(28)
Ending units	35,981	1,072	174	20,969	192

The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard LifeStrategy Growth Fund Investor Shares	Vanguard LifeStrategy Income Fund Investor Shares	Vanguard LifeStrategy Moderate Growth Fund Investor Shares	Vanguard Small-Cap Growth Index Fund Admiral Shares
For the Year Ended December 31, 2025
From operations:
Dividends	$15,558	$15,828	$5,266	$57,817	$12
Mortality and expense risk and administrative charges	(2,563)	(3,415)	(747)	(10,822)	(15)
Net investment income (loss)	12,995	12,413	4,519	46,995	(3)
Net realized gain (loss)	(4,234)	33,598	2,430	45,206	70
Capital gain distribution from mutual funds	11,488	12,426	920	53,015	—
Change in unrealized appreciation (depreciation) of investments	36,905	59,616	4,308	164,061	87
Increase (decrease) in net assets from operations	57,154	118,053	12,177	309,277	154

From contract transactions:
Payments for contract benefits or terminations	(49,981)	(69,930)	(21,306)	(264,118)	(342)
Transfers between sub-accounts (including fixed account), net	1,548	(6,377)	842	13	8
Adjustments to net assets allocated to contracts in payout period	10,502	106,247	29,992	158,389	125
Increase (decrease) in net assets from contract transactions	(37,931)	29,940	9,528	(105,716)	(209)

Increase (decrease) in net assets	19,223	147,993	21,705	203,561	(55)
Net assets at beginning of period	486,330	564,729	128,248	1,975,727	2,209
Net assets at end of period	$505,553	$712,722	$149,953	$2,179,288	$2,154

Beginning units	17,638	14,744	6,869	56,090	31
Units issued	1,070	792	887	4,260	4
Units redeemed	(2,378)	(1,920)	(1,338)	(6,977)	(5)
Ending units	16,330	13,616	6,418	53,373	30

For the Year Ended December 31, 2024
From operations:
Dividends	$15,453	$15,262	$5,617	$55,554	$12
Mortality and expense risk and administrative charges	(2,658)	(3,432)	(901)	(10,809)	(15)
Net investment income (loss)	12,795	11,830	4,716	44,745	(3)
Net realized gain (loss)	5,765	16,314	(2,087)	52,652	(35)
Capital gain distribution from mutual funds	17,883	22,528	2,831	80,929	—
Change in unrealized appreciation (depreciation) of investments	(2,316)	26,806	2,116	14,472	348
Increase (decrease) in net assets from operations	34,127	77,478	7,576	192,798	310

From contract transactions:
Payments for contract benefits or terminations	(51,227)	(65,414)	(22,024)	(248,743)	(332)
Transfers between sub-accounts (including fixed account), net	4,559	(6,804)	1,167	1,071	8
Adjustments to net assets allocated to contracts in payout period	(3,567)	(71,016)	(34,921)	(411)	220
Increase (decrease) in net assets from contract transactions	(50,235)	(143,234)	(55,778)	(248,083)	(104)

Increase (decrease) in net assets	(16,108)	(65,756)	(48,202)	(55,285)	206
Net assets at beginning of period	502,438	630,485	176,450	2,031,012	2,003
Net assets at end of period	$486,330	$564,729	$128,248	$1,975,727	$2,209

Beginning units	19,824	16,691	8,785	64,954	39
Units issued	7	3	31	—	—
Units redeemed	(2,193)	(1,950)	(1,947)	(8,864)	(8)
Ending units	17,638	14,744	6,869	56,090	31

The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard Total International Stock Index Fund Admiral Shares	Vanguard U.S. Growth Fund Investor Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Capital Growth Portfolio	Vanguard VIF Diversified Value Portfolio
For the Year Ended December 31, 2025
From operations:
Dividends	$212	$6	$121,877	$8,954	$8,720
Mortality and expense risk and administrative charges	(31)	(71)	(29,688)	(4,691)	(4,688)
Net investment income (loss)	181	(65)	92,189	4,263	4,032
Net realized gain (loss)	319	516	(69,625)	72,661	35,908
Capital gain distribution from mutual funds	—	817	522,033	38,473	45,596
Change in unrealized appreciation (depreciation) of investments	1,260	85	320,802	128,999	84,105
Increase (decrease) in net assets from operations	1,760	1,353	865,399	244,396	169,641

From contract transactions:
Payments for contract benefits or terminations	(677)	(1,653)	(627,311)	(124,394)	(133,098)
Transfers between sub-accounts (including fixed account), net	2	—	13,735	(2,181)	373,774
Adjustments to net assets allocated to contracts in payout period	416	401	440,880	118,941	159,625
Increase (decrease) in net assets from contract transactions	(259)	(1,252)	(172,696)	(7,634)	400,301

Increase (decrease) in net assets	1,501	101	692,703	236,762	569,942
Net assets at beginning of period	5,044	9,856	5,373,245	775,530	536,595
Net assets at end of period	$6,545	$9,957	$6,065,948	$1,012,292	$1,106,537

Beginning units	152	143	106,224	9,265	8,972
Units issued	28	3	4,188	—	8,213
Units redeemed	(18)	(23)	(11,342)	(1,266)	(2,012)
Ending units	162	123	99,070	7,999	15,173

For the Year Ended December 31, 2024
From operations:
Dividends	$424	$18	$136,953	$10,547	$10,498
Mortality and expense risk and administrative charges	(162)	(68)	(30,351)	(4,445)	(3,305)
Net investment income (loss)	262	(50)	106,602	6,102	7,193
Net realized gain (loss)	7,541	(294)	74,364	133,302	17,305
Capital gain distribution from mutual funds	—	409	296,204	19,278	37,945
Change in unrealized appreciation (depreciation) of investments	(3,286)	2,392	296,320	(44,198)	21,568
Increase (decrease) in net assets from operations	4,517	2,457	773,490	114,484	84,011

From contract transactions:
Payments for contract benefits or terminations	(2,967)	(1,461)	(612,105)	(145,469)	(85,314)
Transfers between sub-accounts (including fixed account), net	(44)	(3)	8,140	1,315	2,526
Adjustments to net assets allocated to contracts in payout period	(67,061)	639	(438,153)	10,321	(80,005)
Increase (decrease) in net assets from contract transactions	(70,072)	(825)	(1,042,118)	(133,833)	(162,793)

Increase (decrease) in net assets	(65,555)	1,632	(268,628)	(19,349)	(78,782)
Net assets at beginning of period	70,599	8,224	5,641,873	794,879	615,377
Net assets at end of period	$5,044	$9,856	$5,373,245	$775,530	$536,595

Beginning units	2,509	163	125,330	9,503	11,772
Units issued	—	4	476	3,078	237
Units redeemed	(2,357)	(24)	(19,582)	(3,316)	(3,037)
Ending units	152	143	106,224	9,265	8,972

The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio	Vanguard VIF Growth Portfolio	Vanguard VIF High Yield Bond Portfolio	Vanguard VIF International Portfolio
For the Year Ended December 31, 2025
From operations:
Dividends	$40,056	$10,692	$1,281	$23,401	$29,030
Mortality and expense risk and administrative charges	(9,065)	(5,026)	(3,148)	(1,773)	(18,157)
Net investment income (loss)	30,991	5,666	(1,867)	21,628	10,873
Net realized gain (loss)	1,799	76,744	79,240	1,746	142,776
Capital gain distribution from mutual funds	121,760	20,602	34,681	—	195,655
Change in unrealized appreciation (depreciation) of investments	119,871	61,175	(7,513)	4,682	268,149
Increase (decrease) in net assets from operations	274,421	164,187	104,541	28,056	617,453

From contract transactions:
Payments for contract benefits or terminations	(208,494)	(95,670)	(65,557)	(47,831)	(362,503)
Transfers between sub-accounts (including fixed account), net	169,358	(64)	3	23	(40,476)
Adjustments to net assets allocated to contracts in payout period	179,727	87,292	45,330	119,017	108,542
Increase (decrease) in net assets from contract transactions	140,591	(8,442)	(20,224)	71,209	(294,437)

Increase (decrease) in net assets	415,012	155,745	84,317	99,265	323,016
Net assets at beginning of period	1,465,783	882,068	546,808	260,315	3,262,070
Net assets at end of period	$1,880,795	$1,037,813	$631,125	$359,580	$3,585,086

Beginning units	23,586	12,645	7,092	12,372	64,984
Units issued	4,745	117	222	456	1,080
Units redeemed	(3,038)	(1,192)	(720)	(1,580)	(7,337)
Ending units	25,293	11,570	6,594	11,248	58,727

For the Year Ended December 31, 2024
From operations:
Dividends	$43,947	$12,485	$1,493	$21,299	$40,188
Mortality and expense risk and administrative charges	(8,032)	(5,008)	(2,963)	(1,898)	(17,840)
Net investment income (loss)	35,915	7,477	(1,470)	19,401	22,348
Net realized gain (loss)	(11,781)	27,198	53,658	(9,036)	65,775
Capital gain distribution from mutual funds	92,643	35,695	—	—	106,384
Change in unrealized appreciation (depreciation) of investments	90,909	136,553	107,186	10,523	80,256
Increase (decrease) in net assets from operations	207,686	206,923	159,374	20,888	274,763

From contract transactions:
Payments for contract benefits or terminations	(178,940)	(100,076)	(61,860)	(48,476)	(342,428)
Transfers between sub-accounts (including fixed account), net	4,537	2,358	1,852	1,061	43,684
Adjustments to net assets allocated to contracts in payout period	8,949	(122,298)	(32,663)	(67,076)	40,169
Increase (decrease) in net assets from contract transactions	(165,454)	(220,016)	(92,671)	(114,491)	(258,575)

Increase (decrease) in net assets	42,232	(13,093)	66,703	(93,603)	16,188
Net assets at beginning of period	1,423,551	895,161	480,105	353,918	3,245,882
Net assets at end of period	$1,465,783	$882,068	$546,808	$260,315	$3,262,070

Beginning units	25,784	14,882	7,638	12,620	72,303
Units issued	1,265	—	232	1,439	2,189
Units redeemed	(3,463)	(2,237)	(778)	(1,687)	(9,508)
Ending units	23,586	12,645	7,092	12,372	64,984

The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Mid-Cap Index Portfolio	Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio	Vanguard VIF Small Company Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio
For the Year Ended December 31, 2025
From operations:
Dividends	$17,806	$18,974	$13,012	$3,102	$13,047
Mortality and expense risk and administrative charges	(5,928)	(3,620)	(1,633)	(3,259)	(2,408)
Net investment income (loss)	11,878	15,354	11,379	(157)	10,639
Net realized gain (loss)	85,922	(16,646)	(2,150)	26,565	(2,484)
Capital gain distribution from mutual funds	70,937	12,149	—	44,094	—
Change in unrealized appreciation (depreciation) of investments	(56,451)	6,231	9,908	(33,151)	20,724
Increase (decrease) in net assets from operations	112,286	17,088	19,137	37,351	28,879

From contract transactions:
Payments for contract benefits or terminations	(106,511)	(79,515)	(30,639)	(72,071)	(63,511)
Transfers between sub-accounts (including fixed account), net	(353,501)	5,631	(1,005)	1,772	114,392
Adjustments to net assets allocated to contracts in payout period	(14,197)	88,785	13,103	18,028	195,650
Increase (decrease) in net assets from contract transactions	(474,209)	14,901	(18,541)	(52,271)	246,531

Increase (decrease) in net assets	(361,923)	31,989	596	(14,920)	275,410
Net assets at beginning of period	1,360,530	659,972	303,510	646,970	278,335
Net assets at end of period	$998,607	$691,961	$304,106	$632,050	$553,745

Beginning units	18,696	14,586	18,839	10,342	22,750
Units issued	215	1,137	897	934	11,830
Units redeemed	(6,572)	(1,695)	(2,525)	(1,219)	(3,927)
Ending units	12,339	14,028	17,211	10,057	30,653

For the Year Ended December 31, 2024
From operations:
Dividends	$19,203	$23,893	$11,929	$3,411	$12,200
Mortality and expense risk and administrative charges	(7,346)	(3,811)	(1,710)	(3,389)	(2,179)
Net investment income (loss)	11,857	20,082	10,219	22	10,021
Net realized gain (loss)	(22,361)	(65,038)	(5,419)	8,381	(1,981)
Capital gain distribution from mutual funds	16,004	20,156	—	—	—
Change in unrealized appreciation (depreciation) of investments	189,040	58,896	9,564	57,298	(3,976)
Increase (decrease) in net assets from operations	194,540	34,096	14,364	65,701	4,064

From contract transactions:
Payments for contract benefits or terminations	(146,486)	(84,457)	(31,047)	(74,771)	(52,940)
Transfers between sub-accounts (including fixed account), net	(10,055)	(17,594)	18,677	1,313	18,466
Adjustments to net assets allocated to contracts in payout period	(6,942)	(1,956)	(11,613)	35,998	(116,297)
Increase (decrease) in net assets from contract transactions	(163,483)	(104,007)	(23,983)	(37,460)	(150,771)

Increase (decrease) in net assets	31,057	(69,911)	(9,619)	28,241	(146,707)
Net assets at beginning of period	1,329,473	729,883	313,129	618,729	425,042
Net assets at end of period	$1,360,530	$659,972	$303,510	$646,970	$278,335

Beginning units	21,827	17,396	19,823	12,306	25,507
Units issued	532	160	1,693	20	1,085
Units redeemed	(3,663)	(2,970)	(2,677)	(1,984)	(3,842)
Ending units	18,696	14,586	18,839	10,342	22,750

The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

Vanguard VIF Total Stock Market Index Portfolio
For the Year Ended December 31, 2025
From operations:
Dividends	$47,704
Mortality and expense risk and administrative charges	(19,628)
Net investment income (loss)	28,076
Net realized gain (loss)	239,555
Capital gain distribution from mutual funds	222,691
Change in unrealized appreciation (depreciation) of investments	94,001
Increase (decrease) in net assets from operations	584,323

From contract transactions:
Payments for contract benefits or terminations	(398,816)
Transfers between sub-accounts (including fixed account), net	(283,312)
Adjustments to net assets allocated to contracts in payout period	250,483
Increase (decrease) in net assets from contract transactions	(431,645)

Increase (decrease) in net assets	152,678
Net assets at beginning of period	3,728,561
Net assets at end of period	$3,881,239

Beginning units	51,382
Units issued	1,960
Units redeemed	(9,307)
Ending units	44,035

For the Year Ended December 31, 2024
From operations:
Dividends	$51,793
Mortality and expense risk and administrative charges	(20,871)
Net investment income (loss)	30,922
Net realized gain (loss)	25,768
Capital gain distribution from mutual funds	283,949
Change in unrealized appreciation (depreciation) of investments	490,473
Increase (decrease) in net assets from operations	831,112

From contract transactions:
Payments for contract benefits or terminations	(416,907)
Transfers between sub-accounts (including fixed account), net	(45,664)
Adjustments to net assets allocated to contracts in payout period	(497,925)
Increase (decrease) in net assets from contract transactions	(960,496)

Increase (decrease) in net assets	(129,384)
Net assets at beginning of period	3,857,945
Net assets at end of period	$3,728,561

Beginning units	65,952
Units issued	124
Units redeemed	(14,694)
Ending units	51,382

The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.    Organization
Separate Account I (the “Separate Account”) is a segregated investment account established by American General Life Insurance Company (“AGL”) to receive and invest premium payments from variable annuity contracts issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life”), which is wholly owned by Corebridge Life Holdings, Inc. (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”). As of December 31, 2025, Corebridge’s three largest shareholders, Nippon Life Insurance Company, a mutual company organized under the laws of Japan (“Nippon”), American International Group, Inc. (“AIG”), and Argon Holdco LLC, a wholly owned subsidiary of Blackstone, owned approximately 24.6%, 10.1% and 12.5% of the outstanding Corebridge common stock, respectively.
Effective August 1, 2025, AGL entered into a coinsurance and modified coinsurance agreement (the “VA Reinsurance Agreement”) with Corporate Solutions Life Reinsurance Company, an Iowa-domiciled insurance company (the “VA Reinsurer”). Under the terms of the VA Reinsurance Agreement, AGL will cede to the VA Reinsurer 100% of the applicable reinsured liabilities with respect to (i) in-force individual retirement variable annuity contracts issued prior to August 1, 2025, and (ii) new individual retirement variable annuity contracts issued beginning August 1, 2025. All of the Separate Account’s contracts are ceded pursuant to this VA Reinsurance Agreement. The transaction had no impact on the financial statements of the Separate Account.
The Separate Account includes the following products, which are no longer available for sale:

Gallery	Paradigm
Group Immediate Variable Annuity (“GIVA”)	Profile
Individual Immediate Variable Annuity (“IVA”)	Trilogy
Ovation	Vanguard Lifetime Income Program Group
Ovation Advisor	and Variable Annuity (“Vanguard SPIA”)
Ovation Plus	Variable Annuity
1.     Organization
The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open- ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements..
For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2025 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

AB Variable Products Series Fund, Inc. (AB VPS)
AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Relative Value Portfolio Class B
AB VPS Discovery Value Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A
AB VPS International Value Portfolio Class A	AB VPS Sustainable Global Thematic Portfolio Class A
AB VPS Large Cap Growth Portfolio Class A	AB VPS Sustainable Global Thematic Portfolio Class B
AB VPS Large Cap Growth Portfolio Class B	AB VPS Sustainable International Thematic Portfolio Class A(b)
AB VPS Relative Value Portfolio Class A

BlackRock Variable Series Funds II, Inc. (BlackRock)
BlackRock II High Yield V.I. Fund Class I	BlackRock II Total Return V.I. Fund Class I

BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock Advantage Large Cap Core V.I. Fund Class I	BlackRock Global Allocation V.I. Fund Class I
BlackRock Advantage SMID Cap V.I. Fund Class I	BlackRock Government Money Market V.I. Fund Class I
BlackRock Basic Value V.I. Fund Class I	BlackRock International V.I. Fund Class I
BlackRock Equity Dividend V.I. Fund Class I	BlackRock Large Cap Focus Growth V.I. Fund Class I

BNY Mellon Stock Index Fund Inc.
BNY Mellon Stock Index Fund, Inc. Initial Shares

21

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager 50% Portfolio Initial Class(d)	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. EQV International Equity Fund Series 1

Lincoln Variable Insurance Products Trust (LVIP)
LVIP Blackrock Equity Dividend Fund Standard Class(e)	LVIP Macquarie High Yield Fund Standard Class(g)
LVIP BlackRock Global Allocation Fund Standard Class	LVIP Macquarie SMID Cap Core Fund Standard Class(a)(h)
LVIP JPMorgan Short Duration Bond Fund Standard Class(c)(f)

VanEck VIP Trust (VanEck VIP)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class

The Vanguard Group, Inc. (Vanguard)
Vanguard 500 Index Fund Admiral Shares	Vanguard LifeStrategy Income Fund Investor Shares
Vanguard Dividend Growth Fund Investor Shares	Vanguard LifeStrategy Moderate Growth Fund Investor Shares
Vanguard Federal Money Market Fund Investor Shares	Vanguard Small-Cap Growth Index Fund Admiral Shares
Vanguard GNMA Fund Investor Shares	Vanguard Small-Cap Value Index Fund Admiral Shares(a)
Vanguard Health Care Fund Investor Shares	Vanguard Total Bond Market Index Fund Admiral Shares(a)
Vanguard Inflation-Protected Securities Fund Investor Shares	Vanguard Total International Stock Index Fund Admiral Shares
Vanguard International Growth Fund Investor Shares	Vanguard U.S. Growth Fund Investor Shares
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard Wellington Fund Investor Shares(a)
Vanguard LifeStrategy Growth Fund Investor Shares	Vanguard Windsor Fund Investor Shares(a)

Vanguard Variable Insurance Fund (Vanguard VIF)
Vanguard VIF Balanced Portfolio	Vanguard VIF International Portfolio
Vanguard VIF Capital Growth Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Conservative Allocation Portfolio(a)	Vanguard VIF Moderate Allocation Portfolio(a)
Vanguard VIF Diversified Value Portfolio	Vanguard VIF Real Estate Index Portfolio
Vanguard VIF Equity Income Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard VIF Equity Index Portfolio	Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Stock Market Index Portfolio
(a)	Sub-account had no activity during the current year or prior year and no assets or liabilities as of December 31, 2025.
(b)	Statement of Operations and Changes in Net Assets for the period January 1, 2024 to April 16, 2024 (cessation of operations).
(c)	Sub-account had no assets and liabilities as of December 31, 2025 and is therefore not included in the Statement of Assets and Liabilities and the Schedule of Portfolio Investments.
(d)	Formerly Fidelity VIP Asset Manager Portfolio.
(e)	Formerly LVIP Delaware Value Fund.Formerly LVIP Delaware Value Fund.
(f)	Formerly LVIP Delaware Limited-Term Diversified Income Fund.
(g)	Formerly LVIP Delaware High Yield Fund.
(h)	Formerly LVIP Delaware SMID Cap Core Fund.
In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.
The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL.

22

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.
Each subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of the subaccounts may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The chief operating decision maker (CODM) oversees the performance of the underlying funds to evaluate the results of the business and make operational decisions. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.
2.    Summary of Significant Accounting Policy
The financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.
Use of Estimates: The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.
Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.
Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.
An assumed interest rate between 3.50 percent and 5.00 percent is used in determining annuity payments for all contracts.
At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AGL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.
Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.
Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.
3.    Fair Value Measurements
Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:
•Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.
• Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other

23

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.
•Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances for these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The Separate Account assets measured at fair value as of December 31, 2025 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2025, and respective hierarchy levels.
4.    Expenses
Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:
Separate Account Annual Charges: Deductions for the mortality and expense risk charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.
The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges Maximum Annual Rate
Gallery	1.40%
GIVA	1.25%
IVA	1.25%
Ovation	1.40%
Ovation Advisor	1.40%
Ovation Plus	1.40%
Paradigm	1.40%
Profile	1.40%
Trilogy	1.40%
Vanguard SPIA	0.52%
Variable Annuity	1.25%
Annual Administrative Charge: An annual administrative expense charge may be assessed against each contract on its anniversary date. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.
An annual administrative expense charge of $30 may be assessed against each contract. For Ovation, Ovation Advisor, Paradigm, Profile, and Trilogy products, if the contract value equals or exceeds $50,000 the administrative expense charge may be waived. Contracts under the Ovation Plus, Vanguard SPIA, and GIVA products are not subject to the annual administrative expense charge.
Distribution Charge: Daily charges for distribution expense are assessed on contracts issued under certain product and are equivalent to certain percentage of the value of the contracts. This covers all expenses associated with the distribution of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

24

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

An annual distribution charge of 0.20 percent of the value of the contracts is assessed against all contracts issued under the Ovation Plus product.
Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
The maximum withdrawal charge is 6 percent of the contract value subject to a maximum charge of 8.50 percent of premiums paid for single premium contracts and a maximum charge of 6 percent of premiums paid for flexible premium contracts. The partial withdrawal charge is the lesser of 2 percent of the amount withdrawn or $25. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subject to withdrawal charges.
Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
A transfer fee of $10 is assessed on each transfer in excess of 12 transfers during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products.
Accidental Death Benefit Charge: Daily charges for the accidental death benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.
An annual charge of 0.05 percent of the value of the contracts is assessed against all contracts that have elected this option.
Death Benefit Rider Charges: Daily charges for the death benefit rider option are assessed on all contracts that have elected this option and are equivalent to an annual rate applied on the value of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Plan	Death Benefit Rider Annual Charges
Annual Ratchet Plan	0.10% of the contract value
Equity Assurance Plan	0.20% of the contract value(a)
Estate Benefit Payment	0.20% of the contract value

(a)     For Ovation, Ovation Advisor, Ovation Plus, Paradigm, Profile, and Trilogy products this is the annual charge for Ages 60 and over. The annual charge for Ages 0-59 is 0.07%.
Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, AGL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

25

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.    Purchases and Sales of Investments
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
AB VPS Balanced Hedged Allocation Portfolio Class A	$1,072,361	$3,207,446
AB VPS Discovery Value Portfolio Class A	1,172,082	1,175,068
AB VPS International Value Portfolio Class A	148,445	543,011
AB VPS Large Cap Growth Portfolio Class A	3,755,905	8,079,502
AB VPS Large Cap Growth Portfolio Class B	3,382,286	6,936,962
AB VPS Relative Value Portfolio Class A	2,427,999	4,272,048
AB VPS Relative Value Portfolio Class B	3,842,736	6,168,536
AB VPS Small Cap Growth Portfolio Class A	384,932	1,713,302
AB VPS Sustainable Global Thematic Portfolio Class A	708,005	980,194
AB VPS Sustainable Global Thematic Portfolio Class B	472,540	315,732
BlackRock II High Yield V.I. Fund Class I	996	245
BlackRock II Total Return V.I. Fund Class I	29,448	11,294
BlackRock Advantage Large Cap Core V.I. Fund Class I	181,709	24,528
BlackRock Advantage SMID Cap V.I. Fund Class I	20,380	93,059
BlackRock Basic Value V.I. Fund Class I	113,938	420,974
BlackRock Equity Dividend V.I. Fund Class I	20,113	142,013
BlackRock Global Allocation V.I. Fund Class I	95,033	359,289
BlackRock Government Money Market V.I. Fund Class I	20,091	127,920
BlackRock International V.I. Fund Class I	3,226	16,507
BlackRock Large Cap Focus Growth V.I. Fund Class I	25,386	143,149
BNY Mellon Stock Index Fund, Inc. Initial Shares	152,502	327,863
Fidelity VIP Asset Manager 50% Portfolio Initial Class	24,135	96,710
Fidelity VIP Contrafund Portfolio Initial Class	185,967	183,814
Fidelity VIP Government Money Market Portfolio Initial Class	1,088,723	2,561,747
Fidelity VIP Government Money Market Portfolio Service Class 2	783,630	2,063,703
Fidelity VIP Growth Portfolio Initial Class	283,598	255,578
Fidelity VIP High Income Portfolio Initial Class	2,700	1,739
Fidelity VIP Investment Grade Bond Portfolio Initial Class	21,218	9,997
Fidelity VIP Overseas Portfolio Initial Class	11,311	1,386
Invesco V.I. American Franchise Fund Series I	13,263	100,951
Invesco V.I. EQV International Equity Fund Series 1	5,676	2,447
LVIP Blackrock Equity Dividend Fund Standard Class	66,845	36,817
LVIP BlackRock Global Allocation Fund Standard Class	7,135	2,201
LVIP Macquarie High Yield Fund Standard Class	1,242	766
VanEck VIP Emerging Markets Fund Initial Class	526	8,965
VanEck VIP Global Resources Fund Initial Class	590	7,154
Vanguard 500 Index Fund Admiral Shares	2,836	6,032
Vanguard Dividend Growth Fund Investor Shares	259,912	172,921
Vanguard Federal Money Market Fund Investor Shares	38,046	61,035
Vanguard GNMA Fund Investor Shares	1,759	2,746
Vanguard Health Care Fund Investor Shares	1,448	3,943
Vanguard Inflation-Protected Securities Fund Investor Shares	83,473	91,855
Vanguard International Growth Fund Investor Shares	2,034	2,682
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	39,141	52,745
Vanguard LifeStrategy Growth Fund Investor Shares	153,002	183,133
Vanguard LifeStrategy Income Fund Investor Shares	36,357	40,601
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	327,968	339,343
Vanguard Small-Cap Growth Index Fund Admiral Shares	371	478
Vanguard Total International Stock Index Fund Admiral Shares	2,209	1,821
Vanguard U.S. Growth Fund Investor Shares	2,077	2,777
Vanguard VIF Balanced Portfolio	1,184,419	989,331
Vanguard VIF Capital Growth Portfolio	259,938	363,688
Vanguard VIF Diversified Value Portfolio	617,676	196,039
Vanguard VIF Equity Income Portfolio	580,809	328,913
Vanguard VIF Equity Index Portfolio	194,144	263,567
Vanguard VIF Growth Portfolio	166,068	188,246
Vanguard VIF High Yield Bond Portfolio	151,200	162,113
Vanguard VIF International Portfolio	702,250	852,764
Vanguard VIF Mid-Cap Index Portfolio	248,550	637,578
Vanguard VIF Real Estate Index Portfolio	138,342	137,089

26

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
Vanguard VIF Short-Term Investment-Grade Portfolio	$44,228	$61,006
Vanguard VIF Small Company Growth Portfolio	175,468	152,480
Vanguard VIF Total Bond Market Index Portfolio	321,137	173,025
Vanguard VIF Total Stock Market Index Portfolio	807,223	1,152,634

27

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.    Financial Highlights
The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2025, follows:

	December 31, 2025				For the Year Ended December 31, 2025
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	518,082	24.37	24.58	12,713,727	2.08	1.40	1.45	16.02	16.08
AB VPS Discovery Value Portfolio Class A	133,681	63.23	64.02	8,530,137	0.83	1.40	1.45	1.41	1.46
AB VPS International Value Portfolio Class A	117,484	27.20	27.54	3,230,068	2.52	1.40	1.45	39.66	39.73
AB VPS Large Cap Growth Portfolio Class A	207,313	204.65	207.58	42,030,193	0.00	1.40	1.45	11.51	11.57
AB VPS Large Cap Growth Portfolio Class B	137,274	191.86	194.61	26,688,129	0.00	1.40	1.45	11.23	11.28
AB VPS Relative Value Portfolio Class A	154,762	154.24	156.44	23,761,840	1.11	1.40	1.45	8.88	8.94
AB VPS Relative Value Portfolio Class B	202,645	144.38	146.44	29,634,365	0.86	1.40	1.45	8.61	8.67
AB VPS Small Cap Growth Portfolio Class A	123,807	60.89	61.76	7,630,149	0.00	1.40	1.45	3.29	3.34
AB VPS Sustainable Global Thematic Portfolio Class A	115,835	45.04	45.68	5,278,094	0.00	1.40	1.45	4.79	4.84
AB VPS Sustainable Global Thematic Portfolio Class B	75,603	42.28	42.89	3,238,434	0.00	1.40	1.45	4.50	4.55
BlackRock II High Yield V.I. Fund Class I	460		32.53	14,965	7.24		1.40		7.67
BlackRock II Total Return V.I. Fund Class I	36,083		18.97	684,381	4.81		1.40		6.50
BlackRock Advantage Large Cap Core V.I. Fund Class I	17,939	84.09	85.28	1,529,173	0.53	1.40	1.45	18.32	18.38
BlackRock Advantage SMID Cap V.I. Fund Class I	3,636	80.31	81.45	295,308	0.72	1.40	1.45	9.51	9.57
BlackRock Basic Value V.I. Fund Class I	12,480	66.12	67.06	834,562	1.71	1.40	1.45	22.60	22.66
BlackRock Equity Dividend V.I. Fund Class I	2,432		77.57	188,682	1.87		1.40		19.86
BlackRock Global Allocation V.I. Fund Class I	17,939	42.74	43.34	776,894	2.89	1.40	1.45	18.07	18.13
BlackRock Government Money Market V.I. Fund Class I	39,053	11.82	11.99	467,920	3.79	1.40	1.45	2.56	2.61
BlackRock International V.I. Fund Class I	7,941	27.18	27.55	218,744	1.53	1.40	1.45	13.87	13.93
BlackRock Large Cap Focus Growth V.I. Fund Class I	2,037		65.69	133,809	0.00		1.40		10.25
BNY Mellon Stock Index Fund, Inc. Initial Shares	16,931		113.04	1,913,967	0.97		1.40		15.90
Fidelity VIP Asset Manager 50% Portfolio Initial Class	6,083		43.42	264,137	2.19		1.40		13.39
Fidelity VIP Contrafund Portfolio Initial Class	9,875	122.85	124.59	1,230,133	0.13	1.40	1.45	19.73	19.79
Fidelity VIP Government Money Market Portfolio Initial Class	1,348,896	10.04	11.59	13,746,257	4.09	0.52	1.45	2.64	3.59
Fidelity VIP Government Money Market Portfolio Service Class 2	714,343	9.83	9.90	7,062,763	3.70	1.40	1.45	2.37	2.42
Fidelity VIP Growth Portfolio Initial Class	13,655	134.73	136.66	1,866,006	0.29	1.40	1.45	13.25	13.30
Fidelity VIP High Income Portfolio Initial Class	1,565		26.66	41,726	6.65		1.40		8.83
Fidelity VIP Investment Grade Bond Portfolio Initial Class	24,481		24.73	605,522	3.60		1.40		5.73
Fidelity VIP Overseas Portfolio Initial Class	2,886		37.67	108,714	1.69		1.40		18.72
Invesco V.I. American Franchise Fund Series I	2,841	51.08	51.43	146,094	0.00	1.40	1.45	10.06	10.11
Invesco V.I. EQV International Equity Fund Series 1	2,258	33.19	33.66	75,982	1.45	1.40	1.45	14.82	14.88
LVIP Blackrock Equity Dividend Fund Standard Class	4,287		143.00	613,105	1.68		1.25		12.02
LVIP BlackRock Global Allocation Fund Standard Class	8,837		13.85	122,344	2.80		1.25		17.24
LVIP Macquarie High Yield Fund Standard Class	336		63.26	21,232	6.00		1.25		7.90
VanEck VIP Emerging Markets Fund Initial Class	2,402		33.83	81,256	0.69		1.40		28.12
VanEck VIP Global Resources Fund Initial Class	804	32.95	33.43	26,768	2.22	1.40	1.45	34.52	34.59
Vanguard 500 Index Fund Admiral Shares	344		78.11	27,957	1.17		0.75		16.95
Vanguard Dividend Growth Fund Investor Shares	12,783	64.46	76.96	1,010,139	1.54	0.52	0.75	7.49	7.73
Vanguard Federal Money Market Fund Investor Shares	32,744		11.73	394,896	4.11		0.52		3.68
Vanguard GNMA Fund Investor Shares	983		17.71	17,650	3.66		0.52		7.16
Vanguard Health Care Fund Investor Shares	136		83.34	11,844	0.94		0.52		16.70
Vanguard Inflation-Protected Securities Fund Investor Shares	19,656		19.59	386,399	4.83		0.52		6.21
Vanguard International Growth Fund Investor Shares	171		54.07	9,521	1.06		0.75		19.19
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	16,330		30.75	505,553	3.14		0.52		12.27
Vanguard LifeStrategy Growth Fund Investor Shares	13,616		51.41	712,722	2.48		0.52		19.01
Vanguard LifeStrategy Income Fund Investor Shares	6,418		23.15	149,953	3.79		0.52		8.85
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	53,373		40.66	2,179,288	2.78		0.52		15.64
Vanguard Small-Cap Growth Index Fund Admiral Shares	30		70.28	2,154	0.55		0.75		7.63
Vanguard Total International Stock Index Fund Admiral Shares	162		42.71	6,545	3.66		0.52		31.49
Vanguard U.S. Growth Fund Investor Shares	123		77.06	9,957	0.06		0.75		14.71
Vanguard VIF Balanced Portfolio	99,070		60.42	6,065,948	2.13		0.52		15.86
Vanguard VIF Capital Growth Portfolio	7,999		125.76	1,012,292	1.00		0.52		28.31
Vanguard VIF Diversified Value Portfolio	15,173	57.73	72.73	1,106,537	1.06	0.52	0.75	15.95	16.22
Vanguard VIF Equity Income Portfolio	25,293		74.80	1,880,795	2.39		0.52		16.19
Vanguard VIF Equity Index Portfolio	11,570		88.92	1,037,813	1.11		0.52		17.09
Vanguard VIF Growth Portfolio	6,594		100.05	631,125	0.22		0.52		16.28
Vanguard VIF High Yield Bond Portfolio	11,248	28.40	31.64	359,580	7.55	0.52	0.75	8.37	8.62
Vanguard VIF International Portfolio	58,727	48.69	60.92	3,585,086	0.85	0.52	0.75	19.07	19.35
Vanguard VIF Mid-Cap Index Portfolio	12,339		79.72	998,607	1.51		0.52		10.96
Vanguard VIF Real Estate Index Portfolio	14,028		47.78	691,961	2.81		0.52		2.58
Vanguard VIF Short-Term Investment-Grade Portfolio	17,211		17.63	304,106	4.28		0.52		6.30
Vanguard VIF Small Company Growth Portfolio	10,057		63.37	632,050	0.49		0.52		5.56

28

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2025				For the Year Ended December 31, 2025
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Vanguard VIF Total Bond Market Index Portfolio	30,653	16.54	17.95	553,745	3.14	0.52	0.75	6.14	6.38
Vanguard VIF Total Stock Market Index Portfolio	44,035		87.68	3,881,239	1.25		0.52		16.33

	December 31, 2024				For the Year Ended December 31, 2024
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	644,749	21.00	21.17	13,647,209	2.02	1.40	1.45	7.26	7.32
AB VPS Discovery Value Portfolio Class A	148,183	62.35	63.10	9,339,278	0.87	1.40	1.45	8.43	8.48
AB VPS International Value Portfolio Class A	136,011	19.48	19.71	2,676,610	2.66	1.40	1.45	3.55	3.60
AB VPS Large Cap Growth Portfolio Class A	246,206	183.52	186.06	44,792,869	0.06	1.40	1.45	23.44	23.51
AB VPS Large Cap Growth Portfolio Class B	169,259	172.50	174.88	29,573,423	0.00	1.40	1.45	23.14	23.21
AB VPS Relative Value Portfolio Class A	180,059	141.65	143.61	25,426,998	1.45	1.40	1.45	11.39	11.44
AB VPS Relative Value Portfolio Class B	235,822	132.93	134.76	31,757,564	1.25	1.40	1.45	11.13	11.19
AB VPS Small Cap Growth Portfolio Class A	144,637	58.95	59.77	8,628,486	0.24	1.40	1.45	16.92	16.98
AB VPS Sustainable Global Thematic Portfolio Class A	135,512	42.98	43.57	5,890,272	0.00	1.40	1.45	4.67	4.73
AB VPS Sustainable Global Thematic Portfolio Class B	81,001	40.46	41.02	3,319,033	0.00	1.40	1.45	4.43	4.48
AB VPS Sustainable International Thematic Portfolio Class A	—	43.23	43.81	—	0.00	1.40	1.45	-1.25	-1.24
BlackRock II High Yield V.I. Fund Class I	461		30.22	13,941	9.79		1.40		6.75
BlackRock II Total Return V.I. Fund Class I	36,191		17.81	644,540	4.18		1.40		-0.03
BlackRock Advantage Large Cap Core V.I. Fund Class I	18,010	71.06	72.04	1,296,854	0.72	1.40	1.45	23.63	23.69
BlackRock Advantage SMID Cap V.I. Fund Class I	4,779	73.34	74.34	354,554	0.60	1.40	1.45	10.43	10.49
BlackRock Basic Value V.I. Fund Class I	19,307	53.93	54.67	1,053,704	1.96	1.40	1.45	8.78	8.83
BlackRock Equity Dividend V.I. Fund Class I	4,564		64.72	295,347	2.64		1.40		8.52
BlackRock Global Allocation V.I. Fund Class I	26,601	36.20	36.69	975,475	1.27	1.40	1.45	7.65	7.71
BlackRock Government Money Market V.I. Fund Class I	49,302	11.52	11.68	575,749	5.25	1.40	1.45	3.50	3.55
BlackRock International V.I. Fund Class I	8,450	23.87	24.18	204,310	0.50	1.40	1.45	-1.08	-1.03
BlackRock Large Cap Focus Growth V.I. Fund Class I	4,153		59.58	247,437	0.00		1.40		29.87
BNY Mellon Stock Index Fund, Inc. Initial Shares	19,536		97.54	1,905,481	1.18		1.40		22.92
Fidelity VIP Asset Manager 50% Portfolio Initial Class	8,290		38.29	317,470	2.34		1.40		6.98
Fidelity VIP Contrafund Portfolio Initial Class	11,411	102.60	104.01	1,186,646	0.20	1.40	1.45	31.86	31.92
Fidelity VIP Government Money Market Portfolio Initial Class	1,534,106	9.78	11.19	15,215,149	5.28	0.52	1.45	3.58	4.56
Fidelity VIP Government Money Market Portfolio Service Class 2	864,017	9.60	9.67	8,342,836	4.82	1.40	1.45	3.32	3.37
Fidelity VIP Growth Portfolio Initial Class	15,113	118.98	120.62	1,822,792	0.00	1.40	1.45	28.50	28.57
Fidelity VIP High Income Portfolio Initial Class	1,609		24.49	39,418	6.03		1.40		7.45
Fidelity VIP Investment Grade Bond Portfolio Initial Class	24,551		23.39	574,335	3.50		1.40		0.37
Fidelity VIP Overseas Portfolio Initial Class	2,877		31.73	91,283	1.73		1.40		3.58
Invesco V.I. American Franchise Fund Series I	4,874	46.41	46.71	227,625	0.00	1.40	1.45	32.94	33.00
Invesco V.I. EQV International Equity Fund Series 1	2,304	28.91	29.30	67,479	1.81	1.40	1.45	-0.84	-0.79
LVIP Blackrock Equity Dividend Fund Standard Class	4,516		127.66	576,483	1.94		1.25		5.85
LVIP BlackRock Global Allocation Fund Standard Class	8,898		11.81	105,079	1.22		1.25		8.14
LVIP JPMorgan Short Duration Bond Fund Standard Class	—		28.43	—	0.00		1.25		0.32
LVIP Macquarie High Yield Fund Standard Class	344		58.63	20,153	5.93		1.25		5.33
VanEck VIP Emerging Markets Fund Initial Class	2,700		26.41	71,313	1.78		1.40		-0.21
VanEck VIP Global Resources Fund Initial Class	1,063	24.50	24.84	26,322	2.69	1.40	1.45	-4.24	-4.19
Vanguard 500 Index Fund Admiral Shares	389		66.79	26,852	1.33		0.75		24.03
Vanguard Dividend Growth Fund Investor Shares	13,748	59.97	71.43	968,232	1.77	0.52	0.75	8.21	8.46
Vanguard Federal Money Market Fund Investor Shares	35,981		11.31	406,392	5.11		0.52		4.68
Vanguard GNMA Fund Investor Shares	1,072		16.52	17,848	4.05		0.52		0.53
Vanguard Health Care Fund Investor Shares	174		71.42	12,585	0.87		0.52		-2.10
Vanguard Inflation-Protected Securities Fund Investor Shares	20,969		18.45	338,777	4.13		0.52		1.22
Vanguard International Growth Fund Investor Shares	192		45.37	8,953	0.74		0.75		8.54
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	17,638		27.39	486,330	3.13		0.52		6.98
Vanguard LifeStrategy Growth Fund Investor Shares	14,744		43.20	564,729	2.55		0.52		12.59
Vanguard LifeStrategy Income Fund Investor Shares	6,869		21.27	128,248	3.69		0.52		4.12
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	56,090		35.16	1,975,727	2.77		0.52		9.74
Vanguard Small-Cap Growth Index Fund Admiral Shares	31		65.31	2,209	0.57		0.75		15.61
Vanguard Total International Stock Index Fund Admiral Shares	152		32.48	5,044	1.12		0.52		4.63
Vanguard U.S. Growth Fund Investor Shares	143		67.17	9,856	0.20		0.75		30.90
Vanguard VIF Balanced Portfolio	106,224		52.15	5,373,245	2.49		0.52		14.20
Vanguard VIF Capital Growth Portfolio	9,265		98.02	775,530	1.34		0.52		12.82
Vanguard VIF Diversified Value Portfolio	8,972	49.79	62.57	536,595	1.82	0.52	0.75	14.02	14.29
Vanguard VIF Equity Income Portfolio	23,586		64.38	1,465,783	3.04		0.52		14.52
Vanguard VIF Equity Index Portfolio	12,645		75.94	882,068	1.40		0.52		24.19
Vanguard VIF Growth Portfolio	7,092		86.04	546,808	0.29		0.52		32.44
Vanguard VIF High Yield Bond Portfolio	12,372	26.20	29.13	260,315	6.94	0.52	0.75	5.65	5.89
Vanguard VIF International Portfolio	64,984	40.89	51.05	3,262,070	1.24	0.52	0.75	8.19	8.44
Vanguard VIF Mid-Cap Index Portfolio	18,696		71.85	1,360,530	1.43		0.52		14.48

29

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2024				For the Year Ended December 31, 2024
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Vanguard VIF Real Estate Index Portfolio	14,586		46.58	659,972	3.44		0.52		4.20
Vanguard VIF Short-Term Investment-Grade Portfolio	18,839		16.58	303,510	3.87		0.52		4.35
Vanguard VIF Small Company Growth Portfolio	10,342		60.03	646,970	0.54		0.52		10.80
Vanguard VIF Total Bond Market Index Portfolio	22,750	15.59	16.87	278,335	3.47	0.52	0.75	0.48	0.72
Vanguard VIF Total Stock Market Index Portfolio	51,382		75.38	3,728,561	1.37		0.52		23.07

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	717,755	19.58	19.73	14,157,116	1.14	1.40	1.45	11.41	11.47
AB VPS Discovery Value Portfolio Class A	164,573	57.51	58.16	9,564,072	1.04	1.40	1.45	15.50	15.55
AB VPS International Value Portfolio Class A	148,028	18.81	19.02	2,813,359	0.81	1.40	1.45	13.50	13.55
AB VPS Large Cap Growth Portfolio Class A	299,744	148.67	150.65	44,318,826	0.00	1.40	1.45	33.19	33.26
AB VPS Large Cap Growth Portfolio Class B	204,964	140.08	141.94	29,064,592	0.00	1.40	1.45	32.85	32.92
AB VPS Relative Value Portfolio Class A	210,925	127.17	128.86	26,786,679	1.47	1.40	1.45	10.42	10.47
AB VPS Relative Value Portfolio Class B	274,920	119.61	121.20	33,297,796	1.27	1.40	1.45	10.12	10.17
AB VPS Small Cap Growth Portfolio Class A	162,676	50.42	51.09	8,299,623	0.00	1.40	1.45	16.33	16.39
AB VPS Sustainable Global Thematic Portfolio Class A	166,960	41.06	41.60	6,931,866	0.28	1.40	1.45	14.34	14.40
AB VPS Sustainable Global Thematic Portfolio Class B	93,480	38.74	39.26	3,661,570	0.03	1.40	1.45	14.04	14.10
AB VPS Sustainable International Thematic Portfolio Class A	176,665	43.77	44.36	7,828,022	0.00	1.40	1.45	11.02	11.07
BlackRock II High Yield V.I. Fund Class I	1,762		28.30	49,875	6.99		1.40		11.62
BlackRock II Total Return V.I. Fund Class I	24,449		17.81	435,561	4.17		1.40		4.36
BlackRock Advantage Large Cap Core V.I. Fund Class I	21,831	57.48	58.24	1,270,890	0.88	1.40	1.45	23.43	23.49
BlackRock Advantage SMID Cap V.I. Fund Class I	8,104	66.41	67.28	544,526	0.85	1.40	1.45	17.18	17.24
BlackRock Basic Value V.I. Fund Class I	23,406	49.58	50.24	1,174,097	1.94	1.40	1.45	14.94	14.99
BlackRock Equity Dividend V.I. Fund Class I	4,590		59.64	273,762	2.01		1.40		10.68
BlackRock Global Allocation V.I. Fund Class I	32,023	33.62	34.07	1,090,420	2.24	1.40	1.45	11.21	11.26
BlackRock Government Money Market V.I. Fund Class I	52,216	11.14	11.28	588,910	4.72	1.40	1.45	3.35	3.40
BlackRock International V.I. Fund Class I	11,676	24.13	24.43	285,261	0.84	1.40	1.45	17.31	17.37
BlackRock Large Cap Focus Growth V.I. Fund Class I	9,063		45.88	415,822	0.00		1.40		50.74
BNY Mellon Stock Index Fund, Inc. Initial Shares	20,307		79.35	1,611,396	1.43		1.40		24.18
Fidelity VIP Asset Manager 50% Portfolio Initial Class	9,591		35.79	343,303	2.36		1.40		11.38
Fidelity VIP Contrafund Portfolio Initial Class	11,940	77.81	78.84	941,193	0.48	1.40	1.45	31.54	31.60
Fidelity VIP Government Money Market Portfolio Initial Class	1,317,129	9.44	10.70	12,648,725	4.69	0.52	1.45	3.39	4.35
Fidelity VIP Government Money Market Portfolio Service Class 2	853,460	9.30	9.35	7,973,348	4.54	1.40	1.45	3.13	3.18
Fidelity VIP Growth Portfolio Initial Class	15,384	92.59	93.82	1,443,199	0.13	1.40	1.45	34.28	34.35
Fidelity VIP High Income Portfolio Initial Class	1,652		22.80	37,653	4.47		1.40		8.95
Fidelity VIP Investment Grade Bond Portfolio Initial Class	24,647		23.31	574,470	2.60		1.40		4.73
Fidelity VIP Overseas Portfolio Initial Class	2,881		30.64	88,270	1.07		1.40		18.84
Invesco V.I. American Franchise Fund Series I	4,886	34.91	35.12	171,554	0.00	1.40	1.45	38.91	38.97
Invesco V.I. EQV International Equity Fund Series 1	2,352	29.15	29.54	69,434	0.18	1.40	1.45	16.45	16.51
LVIP Blackrock Equity Dividend Fund Standard Class	4,907		120.61	591,760	1.62		1.25		2.21
LVIP BlackRock Global Allocation Fund Standard Class	10,956		10.92	119,639	2.61		1.25		12.22
LVIP JPMorgan Short Duration Bond Fund Standard Class	41		28.34	1,175	2.74		1.25		3.69
LVIP Macquarie High Yield Fund Standard Class	414		55.66	23,056	6.17		1.25		11.27
VanEck VIP Emerging Markets Fund Initial Class	2,705		26.46	71,579	3.38		1.40		8.25
VanEck VIP Global Resources Fund Initial Class	1,114	25.58	25.92	28,798	2.76	1.40	1.45	-4.97	-4.92
Vanguard 500 Index Fund Admiral Shares	431		53.85	23,297	1.56		0.75		25.30
Vanguard Dividend Growth Fund Investor Shares	13,876	55.42	65.86	918,717	1.73	0.52	0.75	7.30	7.54
Vanguard Federal Money Market Fund Investor Shares	34,530		10.81	412,451	4.88		0.52		4.55
Vanguard GNMA Fund Investor Shares	1,880		16.44	31,426	3.51		0.52		4.61
Vanguard Health Care Fund Investor Shares	188		72.95	13,378	0.84		0.52		4.88
Vanguard Inflation-Protected Securities Fund Investor Shares	23,720		18.22	429,921	4.06		0.52		3.20
Vanguard International Growth Fund Investor Shares	220		41.80	8,905	1.08		0.75		13.81
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	19,824	25.16	25.61	502,438	3.74	0.52	0.75	11.64	11.89
Vanguard LifeStrategy Growth Fund Investor Shares	16,691	35.78	38.37	630,485	2.42	0.52	0.75	17.67	17.94
Vanguard LifeStrategy Income Fund Investor Shares	8,785	20.43	20.55	176,450	2.25	0.52	0.75	8.66	8.91
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	64,954		32.04	2,031,012	2.67		0.52		14.89
Vanguard Small-Cap Growth Index Fund Admiral Shares	39		56.49	2,003	0.79		0.75		20.50
Vanguard Total International Stock Index Fund Admiral Shares	2,509		31.04	70,599	3.48		0.52		14.88
Vanguard U.S. Growth Fund Investor Shares	163		51.32	8,224	0.33		0.75		44.09
Vanguard VIF Balanced Portfolio	125,330		45.66	5,641,873	1.95		0.52		13.73
Vanguard VIF Capital Growth Portfolio	9,503		86.88	794,879	1.08		0.52		27.32
Vanguard VIF Diversified Value Portfolio	11,772	43.66	54.75	615,377	1.25	0.52	0.75	19.23	19.50
Vanguard VIF Equity Income Portfolio	25,784		56.22	1,423,551	2.61		0.52		7.54
Vanguard VIF Equity Index Portfolio	14,882		61.15	895,161	1.35		0.52		25.46

30

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Vanguard VIF Growth Portfolio	7,638		64.97	480,105	0.24		0.52		39.41
Vanguard VIF High Yield Bond Portfolio	12,620	24.80	27.51	353,918	4.56	0.52	0.75	10.83	11.09
Vanguard VIF International Portfolio	72,303	37.80	47.07	3,245,882	1.43	0.52	0.75	13.80	14.06
Vanguard VIF Mid-Cap Index Portfolio	21,827		62.76	1,329,473	1.39		0.52		15.23
Vanguard VIF Real Estate Index Portfolio	17,396		44.71	729,883	2.18		0.52		11.12
Vanguard VIF Short-Term Investment-Grade Portfolio	19,823		15.89	313,129	1.99		0.52		5.61
Vanguard VIF Small Company Growth Portfolio	12,306		54.18	618,729	0.36		0.52		19.03
Vanguard VIF Total Bond Market Index Portfolio	25,507	15.51	16.75	425,042	2.06	0.52	0.75	4.79	5.03
Vanguard VIF Total Stock Market Index Portfolio	65,952		61.25	3,857,945	1.14		0.52		25.30

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	819,049	17.57	17.70	14,493,309	3.19	1.40	1.45	-20.15	-20.11
AB VPS Discovery Value Portfolio Class A	188,888	49.79	50.33	9,500,031	1.05	1.40	1.45	-16.84	-16.80
AB VPS International Value Portfolio Class A	169,842	16.57	16.75	2,842,947	4.17	1.40	1.45	-14.85	-14.81
AB VPS Large Cap Growth Portfolio Class A	341,667	111.62	113.05	37,991,576	0.00	1.40	1.45	-29.54	-29.50
AB VPS Large Cap Growth Portfolio Class B	232,178	105.44	106.79	24,769,231	0.00	1.40	1.45	-29.71	-29.68
AB VPS Relative Value Portfolio Class A	242,006	115.17	116.65	27,871,057	1.38	1.40	1.45	-5.57	-5.52
AB VPS Relative Value Portfolio Class B	306,469	108.62	110.01	33,692,819	1.06	1.40	1.45	-5.79	-5.75
AB VPS Small Cap Growth Portfolio Class A	181,805	43.34	43.90	7,969,546	0.00	1.40	1.45	-39.97	-39.94
AB VPS Sustainable Global Thematic Portfolio Class A	189,822	35.91	36.37	6,890,736	0.00	1.40	1.45	-28.03	-28.00
AB VPS Sustainable Global Thematic Portfolio Class B	105,799	33.97	34.41	3,633,182	0.00	1.40	1.45	-28.22	-28.18
AB VPS Sustainable International Thematic Portfolio Class A	197,901	39.43	39.93	7,895,001	0.00	1.40	1.45	-28.65	-28.62
BlackRock II High Yield V.I. Fund Class I	1,766		25.36	44,774	5.87		1.40		-11.58
BlackRock II Total Return V.I. Fund Class I	24,522		17.07	418,626	2.43		1.40		-15.25
BlackRock Advantage Large Cap Core V.I. Fund Class I	21,931	46.57	47.16	1,033,608	0.89	1.40	1.45	-21.14	-21.10
BlackRock Advantage SMID Cap V.I. Fund Class I	10,680	56.67	57.39	612,347	0.83	1.40	1.45	-17.68	-17.64
BlackRock Basic Value V.I. Fund Class I	19,856	43.14	43.69	865,318	1.38	1.40	1.45	-6.29	-6.24
BlackRock Equity Dividend V.I. Fund Class I	4,616		53.88	248,714	1.67		1.40		-5.18
BlackRock Global Allocation V.I. Fund Class I	32,113	30.23	30.62	982,780	0.00	1.40	1.45	-17.07	-17.03
BlackRock Government Money Market V.I. Fund Class I	56,554	10.77	10.91	616,474	2.26	1.40	1.45	-0.05	0.00
BlackRock International V.I. Fund Class I	13,024	20.57	20.82	271,090	0.66	1.40	1.45	-25.70	-25.67
BlackRock Large Cap Focus Growth V.I. Fund Class I	9,116		30.44	277,456	0.00		1.40		-38.97
BNY Mellon Stock Index Fund, Inc. Initial Shares	20,879		63.90	1,334,088	1.24		1.40		-19.45
Fidelity VIP Asset Manager 50% Portfolio Initial Class	9,725		32.14	312,534	1.81		1.40		-16.12
Fidelity VIP Contrafund Portfolio Initial Class	13,454	59.16	59.91	805,923	0.46	1.40	1.45	-27.37	-27.34
Fidelity VIP Government Money Market Portfolio Initial Class	1,508,209	9.13	10.26	13,954,793	2.57	0.52	1.45	-0.02	0.91
Fidelity VIP Government Money Market Portfolio Service Class 2	910,782	9.01	9.06	8,247,338	1.55	1.40	1.45	-0.19	-0.14
Fidelity VIP Growth Portfolio Initial Class	16,940	68.95	69.83	1,182,825	0.58	1.40	1.45	-25.54	-25.51
Fidelity VIP High Income Portfolio Initial Class	2,759		20.92	57,726	4.85		1.40		-12.60
Fidelity VIP Investment Grade Bond Portfolio Initial Class	24,428		22.26	543,657	2.19		1.40		-14.17
Fidelity VIP Overseas Portfolio Initial Class	2,870		25.78	73,980	0.97		1.40		-25.53
Invesco V.I. American Franchise Fund Series I	4,928	25.13	25.27	124,509	0.00	1.40	1.45	-32.10	-32.07
Invesco V.I. EQV International Equity Fund Series 1	2,819	25.03	25.35	71,439	1.54	1.40	1.45	-19.48	-19.44
LVIP Blackrock Equity Dividend Fund Standard Class	5,277		118.00	622,734	1.74		1.25		-4.47
LVIP BlackRock Global Allocation Fund Standard Class	14,689		9.73	142,946	0.38		1.25		-2.68
LVIP JPMorgan Short Duration Bond Fund Standard Class	66		27.33	1,815	2.05		1.25		-5.31
LVIP Macquarie High Yield Fund Standard Class	509		50.02	25,449	5.89		1.25		-12.51
VanEck VIP Emerging Markets Fund Initial Class	3,042		24.45	74,377	0.24		1.40		-25.42
VanEck VIP Global Resources Fund Initial Class	1,149	26.92	27.26	31,265	1.82	1.40	1.45	6.84	6.89
Vanguard 500 Index Fund Admiral Shares	456		42.98	20,183	1.43		0.75		-18.76
Vanguard Dividend Growth Fund Investor Shares	12,965	51.65	61.24	831,336	1.51	0.52	0.75	-5.59	-5.38
Vanguard Federal Money Market Fund Investor Shares	35,770		10.34	361,251	1.21		0.52		1.03
Vanguard GNMA Fund Investor Shares	2,637		15.71	41,441	2.16		0.52		-11.28
Vanguard Health Care Fund Investor Shares	172		69.55	13,184	0.57		0.52		-1.57
Vanguard Inflation-Protected Securities Fund Investor Shares	24,804		17.66	446,157	7.97		0.52		-12.48
Vanguard International Growth Fund Investor Shares	214		36.72	8,166	1.08		0.75		-31.37
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	8,894	22.53	22.88	207,449	1.80	0.52	0.75	-15.63	-15.43
Vanguard LifeStrategy Growth Fund Investor Shares	16,094	30.41	32.53	560,074	1.93	0.52	0.75	-17.71	-17.52
Vanguard LifeStrategy Income Fund Investor Shares	21,836	18.76	18.91	434,245	1.75	0.52	0.75	-14.58	-14.38
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	63,418		27.89	1,976,115	2.25		0.52		-16.43
Vanguard Small-Cap Growth Index Fund Admiral Shares	37		46.88	1,789	0.46		0.75		-28.93

31

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Vanguard Total International Stock Index Fund Admiral Shares	2,750		27.02	69,884	2.75		0.52		-16.44
Vanguard U.S. Growth Fund Investor Shares	179		35.62	6,488	0.27		0.75		-40.09
Vanguard VIF Balanced Portfolio	124,622		40.15	5,162,656	1.87		0.52		-14.75
Vanguard VIF Capital Growth Portfolio	15,115		68.24	1,058,056	0.85		0.52		-15.92
Vanguard VIF Diversified Value Portfolio	12,418	36.62	45.82	592,133	1.08	0.52	0.75	-12.15	-11.95
Vanguard VIF Equity Income Portfolio	25,887		52.28	1,392,997	2.27		0.52		-1.18
Vanguard VIF Equity Index Portfolio	15,450		48.74	781,182	1.22		0.52		-18.65
Vanguard VIF Growth Portfolio	8,839		46.60	435,881	0.00		0.52		-33.71
Vanguard VIF High Yield Bond Portfolio	14,095	22.38	24.76	356,005	5.53	0.52	0.75	-10.04	-9.83
Vanguard VIF International Portfolio	71,251	33.21	41.27	3,062,846	1.47	0.52	0.75	-30.64	-30.48
Vanguard VIF Mid-Cap Index Portfolio	21,878		54.47	1,209,014	1.02		0.52		-19.24
Vanguard VIF Real Estate Index Portfolio	18,131		40.23	767,424	1.84		0.52		-26.68
Vanguard VIF Short-Term Investment-Grade Portfolio	20,009		15.05	301,745	1.76		0.52		-6.21
Vanguard VIF Small Company Growth Portfolio	11,480		45.52	547,065	0.25		0.52		-25.74
Vanguard VIF Total Bond Market Index Portfolio	27,463	14.80	15.95	446,206	2.36	0.52	0.75	-13.86	-13.66
Vanguard VIF Total Stock Market Index Portfolio	68,755		48.88	3,484,260	1.28		0.52		-20.01

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	893,044	22.01	22.16	19,782,349	0.52	1.40	1.45	12.09	12.15
AB VPS Discovery Value Portfolio Class A	206,892	59.88	60.50	12,507,918	0.80	1.40	1.45	33.99	34.06
AB VPS International Value Portfolio Class A	190,302	19.46	19.67	3,740,391	1.99	1.40	1.45	9.48	9.54
AB VPS Large Cap Growth Portfolio Class A	399,349	158.42	160.36	63,083,210	0.00	1.40	1.45	27.12	27.18
AB VPS Large Cap Growth Portfolio Class B	244,840	150.01	151.85	37,146,395	0.00	1.40	1.45	26.80	26.86
AB VPS Relative Value Portfolio Class A	260,448	121.96	123.46	31,765,057	0.87	1.40	1.45	26.31	26.38
AB VPS Relative Value Portfolio Class B	338,055	115.30	116.72	39,431,673	0.66	1.40	1.45	26.00	26.06
AB VPS Small Cap Growth Portfolio Class A	230,627	72.20	73.09	16,837,793	0.00	1.40	1.45	7.88	7.93
AB VPS Sustainable Global Thematic Portfolio Class A	207,788	49.89	50.51	10,477,418	0.00	1.40	1.45	21.10	21.16
AB VPS Sustainable Global Thematic Portfolio Class B	115,479	47.33	47.91	5,522,409	0.00	1.40	1.45	20.81	20.87
AB VPS Sustainable International Thematic Portfolio Class A	217,214	55.26	55.94	12,140,810	0.00	1.40	1.45	6.69	6.74
BlackRock II High Yield V.I. Fund Class I	1,834		28.68	52,600	6.56		1.40		3.86
BlackRock II Total Return V.I. Fund Class I	24,696		20.14	497,416	1.90		1.40		-2.80
BlackRock Advantage Large Cap Core V.I. Fund Class I	23,429	59.05	59.77	1,399,624	1.56	1.40	1.45	26.60	26.66
BlackRock Advantage SMID Cap V.I. Fund Class I	11,646	68.84	69.68	808,667	0.89	1.40	1.45	12.00	12.06
BlackRock Basic Value V.I. Fund Class I	21,967	46.03	46.59	1,021,373	1.24	1.40	1.45	19.92	19.98
BlackRock Equity Dividend V.I. Fund Class I	4,286		56.83	243,553	1.61		1.40		18.87
BlackRock Global Allocation V.I. Fund Class I	35,399	36.46	36.90	1,305,754	0.93	1.40	1.45	5.14	5.19
BlackRock Government Money Market V.I. Fund Class I	15,276	10.78	10.91	166,171	0.00	1.40	1.45	-1.43	-1.39
BlackRock International V.I. Fund Class I	16,023	27.69	28.00	448,688	0.59	1.40	1.45	7.11	7.17
BlackRock Large Cap Focus Growth V.I. Fund Class I	10,974		49.87	547,265	0.00		1.40		16.45
BNY Mellon Stock Index Fund, Inc. Initial Shares	23,291		79.33	1,847,634	1.15		1.40		26.63
Fidelity VIP Asset Manager 50% Portfolio Initial Class	11,807		38.31	452,362	1.57		1.40		8.39
Fidelity VIP Contrafund Portfolio Initial Class	14,414	81.45	82.44	1,188,273	0.06	1.40	1.45	26.00	26.06
Fidelity VIP Government Money Market Portfolio Initial Class	229,686	9.13	10.16	2,184,605	0.01	0.52	1.45	-1.43	-0.51
Fidelity VIP Government Money Market Portfolio Service Class 2	587,512	9.03	9.08	5,329,418	0.01	1.40	1.45	-1.43	-1.38
Fidelity VIP Growth Portfolio Initial Class	18,784	92.60	93.74	1,760,675	0.00	1.40	1.45	21.44	21.50
Fidelity VIP High Income Portfolio Initial Class	3,743		23.94	89,614	5.33		1.40		2.96
Fidelity VIP Investment Grade Bond Portfolio Initial Class	24,755		25.93	641,861	2.01		1.40		-1.99
Fidelity VIP Overseas Portfolio Initial Class	2,856		34.62	98,885	0.54		1.40		18.04
Invesco V.I. American Franchise Fund Series I	5,795	37.02	37.20	215,555	0.00	1.40	1.45	10.32	10.37
Invesco V.I. EQV International Equity Fund Series 1	3,365	31.09	31.47	105,887	1.27	1.40	1.45	4.36	4.42
LVIP Blackrock Equity Dividend Fund Standard Class	5,615		123.52	693,587	5.77		1.25		20.90
LVIP JPMorgan Short Duration Bond Fund Standard Class	93		28.86	2,672	1.64		1.25		-1.92
LVIP Macquarie High Yield Fund Standard Class	544		57.17	31,126	9.71		1.25		3.62
VanEck VIP Emerging Markets Fund Initial Class	3,773		32.78	123,682	0.99		1.40		-13.09
VanEck VIP Global Resources Fund Initial Class	1,309	25.20	25.51	33,321	0.46	1.40	1.45	17.21	17.27
Vanguard 500 Index Fund Admiral Shares	489		52.90	25,392	1.32		0.75		27.70
Vanguard Dividend Growth Fund Investor Shares	15,100	54.71	64.72	909,945	1.59	0.52	0.75	23.90	24.19
Vanguard Federal Money Market Fund Investor Shares	74,645		10.23	764,171	0.01		0.52		-0.51
Vanguard GNMA Fund Investor Shares	2,788		17.71	49,588	0.75		0.52		-1.64
Vanguard Health Care Fund Investor Shares	379		70.66	25,425	0.79		0.52		13.71
Vanguard Inflation-Protected Securities Fund Investor Shares	11,445		20.18	208,402	5.17		0.52		5.02
Vanguard International Growth Fund Investor Shares	223		53.51	12,118	0.92		0.75		-1.59
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	9,634	26.71	27.06	258,188	1.94	0.52	0.75	5.26	5.50
Vanguard LifeStrategy Growth Fund Investor Shares	15,728	36.95	39.44	602,656	1.90	0.52	0.75	13.50	13.76

32

SEPARATE ACCOUNT I
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Vanguard LifeStrategy Income Fund Investor Shares	26,725	21.91	22.14	560,621	2.08	0.52	0.75	1.16	1.40
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	44,751		33.37	1,488,437	1.78		0.52		9.51
Vanguard Small-Cap Growth Index Fund Admiral Shares	39		65.95	2,523	0.36		0.75		4.91
Vanguard Small-Cap Value Index Fund Admiral Shares	—		46.74	—	0.00		0.75		27.14
Vanguard Total International Stock Index Fund Admiral Shares	3,169		32.34	96,503	3.13		0.52		8.06
Vanguard U.S. Growth Fund Investor Shares	174		59.45	10,604	0.00		0.75		11.50
Vanguard VIF Balanced Portfolio	142,894		47.09	6,616,912	1.89		0.52		18.40
Vanguard VIF Capital Growth Portfolio	16,518		81.16	1,309,299	1.07		0.52		20.91
Vanguard VIF Diversified Value Portfolio	14,030	41.69	52.03	706,139	1.27	0.52	0.75	29.49	29.79
Vanguard VIF Equity Income Portfolio	33,062		52.90	1,708,813	2.12		0.52		24.68
Vanguard VIF Equity Index Portfolio	17,528		59.91	1,018,830	1.27		0.52		27.88
Vanguard VIF Growth Portfolio	9,359		70.30	653,555	0.03		0.52		17.25
Vanguard VIF High Yield Bond Portfolio	15,952	24.88	27.46	424,046	4.98	0.52	0.75	2.90	3.14
Vanguard VIF International Portfolio	74,495	47.89	59.37	4,377,596	0.28	0.52	0.75	-2.28	-2.05
Vanguard VIF Mid-Cap Index Portfolio	23,771		67.44	1,582,134	1.19		0.52		23.71
Vanguard VIF Real Estate Index Portfolio	19,457		54.87	986,804	2.38		0.52		39.48
Vanguard VIF Short-Term Investment-Grade Portfolio	24,075		16.04	384,936	2.15		0.52		-0.97
Vanguard VIF Small Company Growth Portfolio	12,138		61.30	733,584	0.40		0.52		13.62
Vanguard VIF Total Bond Market Index Portfolio	40,042	17.19	18.47	720,848	2.16	0.52	0.75	-2.45	-2.23
Vanguard VIF Total Stock Market Index Portfolio	78,308		61.11	4,577,459	1.31		0.52		24.99
(a)    Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)    These amounts represent the net asset value before adjustments allocated to the contracts in payout period.
(c)    These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year. If there are no assets at either the beginning or end of the year, the asset balance of the first or last day the sub-account had assets is used.
(d)    These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e)    These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.
(f)    A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.
7.    Subsequent Events
Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.
•On March 26, 2026, Corebridge Financial, Inc. and Equitable Holdings, Inc. announced that they have entered into a definitive agreement to combine in an all-stock merger. The transaction is expected to close by year-end 2026, subject to customary closing conditions, including the receipt of required regulatory approvals and approval of shareholders of both Corebridge and Equitable.

33

American General Life Insurance Company
(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)
Statutory Financial Statements and
Supplemental Information and
Report of Independent Auditors
At December 31, 2025 and 2024 and
for each of the three years ended December 31, 2025

AMERICAN GENERAL LIFE INSURANCE COMPANY

1

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company
Opinions
We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

2

Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
◦Exercise professional judgment and maintain professional skepticism throughout the audit.
◦Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
◦Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
◦Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
◦Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Supplemental Information
Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedules of selected financial data, investment risks interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.
/s/ PricewaterhouseCoopers LLP
New York, New York
March 20, 2026

3

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2025	2024
Admitted assets
Cash and investments
Bonds	$123,074	$117,044
Preferred stock	280	160
Common stock	2,802	234
Cash, cash equivalents and short-term investments	1,011	731
Mortgage loans	37,954	36,078
Real estate	85	89
Contract loans	1,141	1,144
Derivatives	2,797	1,779
Derivative cash collateral and deferred asset for SSAP 108	1,758	1,680
Other invested assets	6,965	6,651
Total cash and investments	177,867	165,590
Amounts recoverable from reinsurers	376	263
Amounts receivable under reinsurance contracts	415	658
Current federal income tax recoverable	806	77
Deferred tax asset	1,564	1,295
Due and accrued investment income	1,445	1,418
Premiums due, deferred and uncollected	13	49
Receivables from affiliates	161	262
Other assets	4,174	2,601
Separate account assets	83,141	74,287
Total admitted assets	$269,962	$246,500

See accompanying Notes to Statutory Financial Statements.

4

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except for share data)	2025	2024
Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$109,741	$112,536
Liabilities for deposit-type contracts	20,766	16,792
Accident and health reserves	645	675
Premiums received in advance	13	12
Policy and contract claims	744	684
Policyholder dividends	16	18
Total policy reserves and contractual liabilities	131,925	130,717
Payable to affiliates	7	211
Interest maintenance reserve	26	504
Derivatives	400	123
Payable for securities lending	3,386	2,284
Repurchase agreements	1,114	232
Collateral for derivatives program	2,649	1,245
Funds held under coinsurance	31,778	24,543
Accrued expenses and other liabilities	2,140	2,251
Net transfers from separate accounts due or accrued	(2,110)	(2,434)
Asset valuation reserve	3,003	2,510
Separate account liabilities	83,141	74,280
Total liabilities	257,459	236,466
Commitments and contingencies (see Note 19)

Capital and surplus
Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6
Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1
Surplus Notes	500	500
Gross paid-in and contributed surplus	7,501	5,412
Special surplus funds	1,477	1,630
Unassigned surplus	3,018	2,485
Total capital and surplus	12,503	10,034
Total liabilities and capital and surplus	$269,962	$246,500

See accompanying Notes to Statutory Financial Statements.

5

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2025	2024	2023
Revenues
Premiums and annuity considerations	$(29,792)	$13,839	$23,157
Net investment income	8,008	7,887	6,574
Amortization of interest maintenance reserve	15	42	113
Reserve adjustments on reinsurance ceded	43,007	(2,191)	(4,276)
Commissions and expense allowances	1,990	1,363	679
Separate account fees	354	1,183	902
Other income	509	1,132	1,018
Total revenues	24,091	23,255	28,167
Benefits and expenses
Death benefits	746	785	749
Annuity benefits	3,646	3,815	3,244
Surrender benefits	16,959	17,484	15,931
Other benefits	1,699	1,371	1,077
Change in reserves	(2,605)	(1,223)	4,817
Commissions	1,820	1,677	1,519
General insurance expenses	1,143	983	946
Net transfers to (from) separate accounts	1,698	(1,829)	2,078
Modco reinsurance assumed	(2,230)	(2,914)	(3,394)
Other expenses	1,264	1,063	742
Total benefits and expenses	24,140	21,212	27,709
Net gain from operations before dividends to policyholders and federal income taxes	(49)	2,043	457
Dividends to policyholders	5	7	2
Net gain from operations after dividends to policyholders and before federal income taxes	(54)	2,036	455
Federal income tax expense (benefit)	(306)	451	(52)
Net gain from operations	252	1,585	507
Net realized capital gains (losses), net of tax after transfers to interest maintenance reserves	70	(152)	(363)
Net income	$322	$1,433	$144

See accompanying Notes to Statutory Financial Statements.

6

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Surplus Notes	Gross Paid-In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2023	$7	$—	$5,410	$916	$3,417	$9,750
Net income	—	—	—	—	144	144
Change in net unrealized capital gains (losses)	—	—	—	—	58	58
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	492	492
Change in deferred tax	—	—	—	—	167	167
Change in non-admitted assets	—	—	—	—	(7)	(7)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	21	21
Change in asset valuation reserve	—	—	—	—	(662)	(662)
Change in surplus from separate accounts	—	—	—	—	(367)	(367)
Other changes in surplus in separate accounts	—	—	—	—	367	367
Additional paid-in surplus	—	—	—	—	—	—
Change in surplus as a result of reinsurance	—	—	—	—	249	249
Dividends	—	—	—	—	(2,000)	(2,000)
Prior period corrections	—	—	—	—	(8)	(8)
Reinsurance permitted practice	—	—	—	—	725	725
Other changes	—	—	—	363	(363)	—
Balance, December 31, 2023	$7	$—	$5,410	$1,279	$2,233	$8,929
Net income	—	—	—	—	1,433	1,433
Change in net unrealized capital gains (losses)	—	—	—	—	80	80
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	(393)	(393)
Change in deferred tax	—	—	—	—	140	140
Change in non-admitted assets	—	—	—	—	106	106
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	1	1
Change in asset valuation reserve	—	—	—	—	(167)	(167)
Change in surplus from separate accounts	—	—	—	—	(17)	(17)
Other changes in surplus in separate accounts	—	—	—	—	17	17
Change in surplus notes	—	500	—	—	—	500
Additional paid-in surplus	—	—	2	—	—	2
Change in surplus as a result of reinsurance	—	—	—	—	62	62
Dividends	—	—	—	—	(1,300)	(1,300)
Prior period corrections	—	—	—	—	318	318
Reinsurance permitted practice	—	—	—	—	322	322
Other changes	—	—	—	351	(350)	1
Balance, December 31, 2024	$7	$500	$5,412	$1,630	$2,485	$10,034
Net income	—	—	—	—	322	322
Change in net unrealized capital gains (losses)	—	—	—	—	202	202
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	1,089	1,089
Change in deferred tax	—	—	—	—	(606)	(606)
Change in non-admitted assets	—	—	—	—	1,117	1,117
Change in asset valuation reserve	—	—	—	—	(493)	(493)
Change in surplus from separate accounts	—	—	—	—	(932)	(932)
Other changes in surplus in separate accounts	—	—	—	—	932	932
Additional paid-in surplus	—	—	2,089	—	—	2,089
Change in surplus as a result of reinsurance	—	—	—	—	1,589	1,589
Dividends	—	—	—	—	(3,597)	(3,597)
Change in reserve on account of change in valuation basis	—	—	—	—	220	220
Prior period corrections	—	—	—	—	—	—
Reinsurance permitted practice	—	—	—	—	536	536
Other changes	—	—	—	(153)	154	1
Balance, December 31, 2025	$7	$500	$7,501	$1,477	$3,018	$12,503

See accompanying Notes to Statutory Financial Statements.

7

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2025	2024	2023
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$18,430	$12,375	$23,059
Net investment income collected	7,337	7,040	5,711
Other income	(71)	1,504	(1,038)
Total revenue received	25,696	20,919	27,732
Benefits paid	22,760	23,562	21,098
Net transfers to (from) separate accounts	(2,338)	(6,004)	(2,569)
Commissions and expenses paid	3,013	2,961	2,447
Dividends paid to policyholders	7	6	3
Federal income taxes paid	93	451	(26)
Total benefits and expenses paid	23,535	20,976	20,953
Net cash provided by (used in) operations	2,161	(57)	6,779
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	21,831	16,803	8,775
Stocks	15	29	144
Mortgage loans	5,745	3,473	3,446
Real estate	9	15	—
Other invested assets	1,332	664	1,436
Other, net	—	445	—
Total proceeds from investments sold, matured or repaid	28,932	21,429	13,801
Cost of investments acquired:
Bonds	31,980	26,023	16,318
Stocks	146	31	43
Mortgage loans	7,116	10,157	7,349
Real estate	1	14	—
Derivatives, net	1,456	971	2,103
Other invested assets	1,511	853	952
Other, net	387	—	539
Total cost of investments acquired	42,597	38,049	27,304
Net adjustment in contract loans	(4)	(7)	15
Net cash used in investing activities	(13,661)	(16,613)	(13,518)
Cash from financing and miscellaneous sources
Cash provided (applied):
Surplus notes	—	500	—
Capital and paid-in surplus	—	2	—
Net deposits on (withdrawals from) deposit-type contracts	3,974	2,778	1,698
Dividends to parent	(3,597)	(1,300)	(2,000)
Change in securities lending	1,102	2,284	—
Other, net	10,301	12,237	6,988
Net cash provided by financing and miscellaneous activities	11,780	16,501	6,686
Net increase (decrease) in cash, cash equivalents and short-term investments	280	(169)	(51)
Cash, cash equivalents and short-term investments at beginning of year	731	900	951
Cash, cash equivalents and short-term investments at end of year	$1,011	$731	$900

8

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2025	2024	2023
Non-cash activities, excluded from above:
Non-cash transfer from general to separate account	5,320	$4,288	$1,002
Contribution of VALIC from AGC Life	2,089	—	—
Non-cash bonds transferred in connection with reinsurance transactions	1,630	—	—
Non-cash transfer from separate to general account	1,608	758	4,068
Non-cash transfer from bonds to other invested assets	174	4	—
Non-cash tax credit in other invested assets	160	—	—
Non-cash security withdrawal	47	—	—
Non-cash capitalized interest - bonds	26	—	—
Non-cash AGL Loan Inv Corp-return of capital	25	22	—
Non-cash transfer from mortgage loans to real estate	22	4	—
Non-cash payment in kind to bonds	22	31	—
Non-cash transfer from bonds to stocks	21	70	—
Non-cash transfer from stocks to bonds	7	—	—
Non-cash transfer from short-term bonds to bonds	4	44	—
Non-cash transfer from other invested assets to common stocks	1	1	1
Non-cash pension risk transfer premiums transfer from separate account	—	1,334	—
Non-cash internal transfer mortgage loans	—	609	—
Non-cash Modco to FRL settlements	—	232	274
Non-cash corporate actions-bonds	—	133	—
Non-cash transfer from other invested assets to bonds	—	92	456
Non-cash internal transfers other invested assets	—	69	—
Non-cash transfer from mortgage loans to bonds	—	33	—
Non-cash capitalized interest - mortgage loans	—	4	—
Non-cash transfer from common stocks to other invested assets	—	3	—
Non-cash AGLIC - Bermuda redemption	—	—	642
Non-cash transfer from other invested assets to mortgage loans	—	—	425
Non-cash Hannover reinsurance transaction	—	—	253

9

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (“AGL” or the “Company”), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life” or the “Parent”), a Missouri-domiciled life insurance company, which is wholly owned by Corebridge Life Holdings, Inc. (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”). As of December 31, 2025, Corebridge’s three largest shareholders, Nippon Life Insurance Company, a mutual company organized under the laws of Japan (“Nippon”), American International Group, Inc. (“AIG”), and Argon Holdco LLC, a wholly-owned subsidiary of Blackstone, owned approximately 24.6%, 10.1% and 12.5% of the outstanding Corebridge common stock, respectively.
Effective June 30, 2025, AGC Life made a capital contribution of all of the issued and outstanding common stock of The Variable Annuity Life Insurance Company (“VALIC”), a Texas domiciled life insurer, to the Company. The Company recorded the capital contribution as a $2,089 million increase in surplus.
The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (“TDI”). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.
The Company is one of the largest providers of retirement solutions and insurance products in the United States to middle-income and high-net-worth customers. The Company’s products include fixed, fixed indexed, registered index-linked and variable annuities, term, universal, variable universal and whole life insurance, pension risk transfer annuities, guaranteed investment contracts, funding agreement backed notes, structured settlement annuities, corporate- and bank-owned life insurance, and stable value wrap products. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through Corebridge Direct Insurance Services, Inc. (“Corebridge Direct”).
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described herein.
The TDI recognizes only statutory accounting practices (“SAP”) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Texas. The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.
The Company used the following permitted practices that resulted in reported statutory surplus or risk-based capital that is different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices of the TDI been followed in all respects:
•The Company recognized an admitted asset related to the notional value of coverage defined in an excess of loss (“XOL”) reinsurance agreement with a 20-year term that provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed living benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point as defined in the agreement. This permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL reinsurance agreement with a 25-year term that provides coverage to the Company for aggregate XOL claims associated with guaranteed living benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”).

10

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
•Effective September 30, 2023, the permitted practice for Block 1 and Block 2 was extended through September 30, 2026 and the maximum notional value of Block 2 was increased for certain new business. Effective December 31, 2024, the permitted practice related to Block 2 was amended to determine the XOL limit based on annual standalone cash flow testing (“CFT”) for business retained, net of reinsurance, where the XOL cap is defined as 90% of the CFT margin performed at each year-end. For new business issued after December 31, 2024, the XOL limit will be increased each quarter based on a specified calculation. At the end of the calendar year, the new business retained will be included with the business from prior years in the determination of the XOL limit based on 90% of the CFT margin performed at year-end. The amended permitted practice for Block 2 will remain in effect through September 30, 2026.
•This permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL agreement with a 25-year term that provides coverage to the Company for aggregate XOL claims associated with the base contract along with the guaranteed living benefits rider on a block of fixed annuities inforce on the treaty effective date, including certain new business issued after the effective date (“Block 3”). Effective September 30, 2023, the permitted practice for Block 3 was extended through September 30, 2026 and the maximum notional value was increased for certain new business. Effective December 31, 2024, the permitted practice related to Block 3 was amended to determine the XOL limit based on annual standalone CFT for business retained, net of reinsurance, where the XOL cap is defined as 90% of the CFT margin performed at each year-end. For new business issued after December 31, 2024, the XOL limit will be increased each quarter based on a specified calculation. At the end of the calendar year, the new business retained will be included with the business from prior years in the determination of the XOL limit based on 90% of the CFT margin performed at year-end. The amended permitted practice for Block 3 will remain in effect through September 30, 2026.
•Effective July 1, 2025, the Company recognized an admitted asset related to the notional value of coverage defined in an XOL reinsurance agreement that provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed lifetime withdrawal benefits on certain fixed index annuities generally issued prior to January 2017 (“Block 4”) exceeding an attachment point as defined in the agreement. The XOL for Block 4 is limited to the annual standalone CFT for business retained, net of reinsurance, where the XOL cap is defined as 90% of the CFT margin performed at each year-end. For new business issued after December 31, 2025, the XOL limit will be increased each quarter based on a specified calculation. At the end of the calendar year, the new business retained will be included with the business from prior years in the determination of the XOL limit based on 90% of the CFT margin performed at year-end. The permitted practice for Block 4 will remain in effect through September 30, 2029.
The value of the assets subject to the above permitted practices was approximately $2,600 million, $2,064 million and $1,742 million in total at December 31, 2025, 2024 and 2023 respectively and are reported in Other assets.
Additionally, the Company has a prescribed accounting practice in accordance with the State of Texas related to the admittance of furniture and equipment.

11

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2025	2024	2023
NET INCOME
State basis		$322	$1,433	$144

Net income, NAIC SAP		$322	$1,433	$144

SURPLUS
State basis		$12,503	$10,034	$8,929
State prescribed practices that increase (decrease) NAIC SAP:
Furniture and equipment	19	(51)	(34)	—

State permitted practices that increase (decrease) NAIC SAP:
XoL reinsurance agreement	4	(2,600)	(2,064)	(1,742)

Statutory capital and surplus, NAIC SAP		$9,852	$7,936	$7,187
In the event the Company had not employed any or all of these permitted and prescribed practices, the Company’s risk-based capital (“RBC”) would not have triggered a regulatory event.
The statement of cash flows in this report has balances that are different from those in the annual statement filed with the NAIC. The annual statement for 2023 had net cash provided by operations, investments and financing of $6.3 billion, $(12.9) billion and $6.5 billion, respectively, while this report has $6.8 billion, $(13.5) billion and $6.7 billion, respectively.
Use of Estimates
The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:
•    application of other-than-temporary impairments;
•     estimates with respect to income taxes, including recoverability of deferred tax assets;
• fair value measurements of certain financial assets; and
•     policy reserves for life, annuity and accident and health insurance contracts, including guarantees.
These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.
Significant Accounting Policies
Bonds include debt instruments classified as either issuer credit obligations (“ICO”) or asset-backed securities (“ABS”). Bonds, not backed by other loans, that qualify as issuer credit obligations under the principles-based bond definition are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (“IAO”) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit

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analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.
ABS include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), other asset-backed securities, pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. ABS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for ABS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (“MBS”) and other ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its ABS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.
Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.
NAIC designations are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined for most RMBS and CMBS by financial modeling conducted by BlackRock. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the IAO, interest-only securities, and those securities with an original NAIC designation of 5, 5*, 6, or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to financial modeling.
Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.
Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.
Subsidiary, controlled, and affiliated (“SCA”) entities: Investments in U.S. domiciled insurance subsidiary, controlled and affiliated entities are recorded based on the underlying audited statutory equity of the respective entity’s financial statements. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.
Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.
Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between

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the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.
Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.
Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks, highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost, interest-bearing money market funds, investment pools and other investments (excluding loan-backed and structured securities) with original maturities within one year from the date of purchase.
Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.
Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (“hedge accounting”). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the statement value or cash flow of the hedged asset or liability are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (“ineffective hedges”) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.
The Company has used Statement of Statutory Accounting Principles (“SSAP”) No. 108, Derivatives Hedging Variable Annuity Guarantees, which allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The Company designated, under SSAP 86, Derivatives, certain foreign exchange derivatives as effective hedges of certain invested assets and certain fixed and floating-rate liabilities. The Company also designated certain interest rate swaps as effective hedges of floating-rate investment assets and certain fixed and floating-rate liabilities.
Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for limited partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.
Limited partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements. The audited U.S. tax basis equity may also be used in certain circumstances.
All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been recorded as non-admitted assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.
Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors, that lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in cash and/or short-term investments that may be sold or repledged or partially used for

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short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.
In addition, the Company is a party to secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements. In all of these secured financing transactions, the securities transferred by the Company (pledged collateral) may be sold or repledged by the counterparties.
The Company entered into bilateral reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company did not sell or repledge these securities. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 180 days, or when collection of interest is uncertain.
Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.
The Company regularly evaluates its investments for other-than-temporary impairment (“OTTI”) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments. For bonds, other than ABS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds is written down to fair value and the amount of the write-down is recognized as a realized capital loss.
For ABS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the ABS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the ABS or does not have the intent and ability to retain the ABS until recovery. If the decline is interest-related, the ABS is written down to fair value.
In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.
Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a certain portion of deferred tax assets, prepaid expenses, electronic data processing (“EDP”) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $3.3 billion and $4.5 billion at December 31, 2025 and 2024, respectively.
Interest maintenance reserve (“IMR”) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, ABS and mortgage loans. An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For ABS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

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Asset valuation reserve (“AVR”) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.
Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees, market-value-adjusted (“MVA”) fixed annuity contracts, and registered index-linked annuities for which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts and registered index-linked annuities are provided in accordance with subsection 21 of the Valuation Manual (“VM-21”). Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued beginning in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (“CRVM”) for policies issued prior to 2020.
Policy reserves are established according to different methods.
Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.
Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the Company’s life insurance policies issued after January 1, 2020 are contained in VM-20, Requirements for Principle-Based Reserves for Life Products. Life insurance policies issued prior to January 1, 2020 continue to be reserved for using legacy formula‑based methods, including the CRVM. Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions than under legacy reserving methodologies.
The Company calculates reserves for fixed index annuities, both with and without guaranteed minimum withdrawal benefits (“GMWB”), in accordance with the Commissioners’ Annuities Reserve Valuation Method (“CARVM”).
The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.
The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $20 million and $40 million at December 31, 2025 and 2024, respectively.
A majority of the Company’s variable annuity products include a guaranteed minimum death benefit (“GMDB”) and/or a GMWB. Reserves for GMDB and GMWB benefits are included in the VM-21 reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for applicable products are contained in VM-21, Requirements for Principle-Based Reserves for Variable Annuities, which incorporates a principle‑based reserving framework.
Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.
Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.
Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.
Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.
Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are recorded directly to the liability for deposit-type contracts and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.
General insurance expenses include allocated expenses pursuant to cost allocation agreements. The Company purchases administrative, accounting, marketing and data processing services from Corebridge and affiliates and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from affiliates is based on the level of assets under management.
Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to tax sharing agreements, because the Company is included in the consolidated federal income tax returns of its parent company filing group. The Company joins with AGC Life, VALIC, The United States Life Insurance Company in the City of New York (“USL”), and Corebridge Insurance Company of Bermuda, Ltd. (“Corebridge Bermuda”), in filing a consolidated life company federal income tax return. To the extent that benefits for net operating losses, foreign tax credits, corporate alternative minimum tax (“CAMT”) credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.
Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTAs are limited in their admissibility.
The CAMT is disregarded when evaluating the need for a valuation allowance for the Company’s non-CAMT DTAs.
Accounting Changes
The Company adopted the substantive changes made to SSAP 26, Bonds, SSAP 21, Other Admitted Assets, and SSAP 43, Asset-Backed Securities, effective January 1, 2025. The changes provide a new principle-based bond definition to be used for determining which investments are eligible for reporting on Schedule D as a bond. The changes focus on ensuring appropriate consideration of whether an investment qualifies as an issuer credit obligation or asset-backed security prior to reporting as a bond. Pursuant to the transition guidance, the reclassification of investments that no longer qualify as bonds reduced unassigned surplus by ($7) million.
The Company had no accounting changes during 2024 or 2023.
Correction of Errors
SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.
In 2025, there were no out-of-period errors identified.

In 2024, out-of-period errors were identified and corrected related to reinsurance, net investment income and reserves for indexed universal life. These corrections increased unassigned surplus by $318 million and were primarily driven by the reinsurance error. The reinsurance error resulted in an overstatement of accrued expenses and other liabilities and an understatement in reserve adjustments on reinsurance ceded with a corresponding understatement of pre-tax income by $111 million in 2023 and $101 million in 2022. This error resulted in an understatement of unassigned surplus of $297 million at December 31, 2023 and $209 million at December 31, 2022. The remaining impact relates to periods prior to 2022. The Company believes that these errors are not material to the prior year financial statements taken as a whole. As such, the Company has reflected the adjustments necessary to correct these errors as direct charges to unassigned surplus in 2024 in accordance with SSAP 3.
In 2023, out-of-period errors were identified and corrected, the largest of which was related to an understatement of reserves for variable annuities due to model implementations in 2022. The total of these corrections decreased unassigned surplus by $8 million.
The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously issued audited financial statements.
Differences in Statutory Accounting and U.S. GAAP Accounting
The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.
The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.
Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to

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AMERICAN GENERAL LIFE INSURANCE COMPANY
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unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.
Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (“CMO”) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For ABS, if it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than ABS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and other ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.
Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, an allowance for credit losses is based on the expectation of lifetime credit losses.
Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest are accounted for under the equity method. Where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings.
Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.
Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporates either counterparty's credit risk for derivative assets or the insurer's credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in indexed universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives and market risk benefits, respectively. Under SAP, embedded derivatives and market risk benefits are not bifurcated or accounted for separately from the host contract.
Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as a non-admitted asset,

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AMERICAN GENERAL LIFE INSURANCE COMPANY
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unless certain criteria are met. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as a component of total revenues, with related taxes included in taxes from operations.
Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.
Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.
Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance contracts are deferred as deferred policy acquisition costs (“DAC”). DAC is amortized on a constant level basis (i.e., approximating straight line amortization with adjustments for expected terminations) over the expected term of the related contracts using assumptions consistent with those used in estimating the related liability for future policy benefits, or any other related balances. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.
Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.
Non-admitted Assets. Certain assets designated as “non-admitted,” principally any agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.
Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are recorded directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.
Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.
Under SAP, individual insurance reserves are determined using a combination of principle‑based reserving frameworks (including VM‑20) and legacy formula‑based methods, including CRVM. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium ratio (“NPR”) method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP

20

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates.
Under SAP, individual deferred annuity reserves are determined using applicable principle‑based reserving requirements and legacy reserving methods, including CARVM. Under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.
Under GAAP, indexed interest credits and guarantees in excess of contract account values are bifurcated from the host contract as embedded derivatives and market risk benefits, respectively, and reported at fair value. Under SAP, embedded derivatives and market risk benefits are not bifurcated and accounted for separately, but rather are included in the benefit reserve valuation for the host contract.
Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized generally on a basis consistent with DAC.
Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.
Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, VM-21 or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.
Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts, registered index-linked annuities, and certain pension risk transfer annuities issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.
Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.
Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, when the reporting entity does

21

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
not have the intent to set off. Under U.S. GAAP, these amounts under master netting arrangements may generally be offset and presented on a net basis pursuant to an accounting election, even when the reporting entity does not have the intent to set off.
Surplus Notes. Under SAP, surplus notes are included as a component of surplus, whereas under U.S. GAAP, they are presented as a liability.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2025
Issuer credit obligations
U.S. government obligations	$1,248	$3	$(225)	$1,026
Other U.S. government obligations	88	2	(18)	72
Non-U.S. sovereign jurisdiction securities	1,494	29	(128)	1,395
Municipal bonds - general obligations (direct & guaranteed)	313	3	(27)	289
Municipal bonds - special revenue	1,927	14	(265)	1,676
Project finance bonds issued by operating entities	5,457	83	(236)	5,304
Corporate bonds	54,192	859	(5,383)	49,668
Single entity backed obligations	2,074	18	(105)	1,987
Bonds issued by funds representing operating entities	9,431	112	(423)	9,120
Bank loans - acquired	3,436	23	(107)	3,352
Mortgages loans that qualify as SVO-Identified credit tenant loans	10	—	—	10
Other issuer credit obligations	2	—	—	2
Total issuer credit obligations	79,672	1,146	(6,917)	73,901
Asset-backed securities
Agency residential MBS (exempt)	173	1	(11)	163
Agency commercial MBS (exempt)	238	—	(40)	198
Agency residential MBS (non-exempt)	2,417	26	(153)	2,290
Agency commercial MBS (non-exempt)	397	—	(42)	355
Non-agency residential MBS	8,346	576	(193)	8,729
Non-agency commercial MBS	5,350	63	(206)	5,207
Non-agency - CLOs/CBOs/CDOs	7,685	56	(17)	7,724
Other financial ABS	4,874	137	(177)	4,834
Equity backed securities – not self-liquidating	1,080	7	(28)	1,059
Other financial ABS – not self-liquidating	41	—	—	41
Lease-backed - practical expedient	271	2	(20)	253
Other non-financial ABS - practical expedient	59	1	(3)	57
Lease-backed - full analysis	6,078	100	(96)	6,082
Other non-financial ABS - full analysis	6,393	105	(160)	6,338
Total asset-backed securities	43,402	1,074	(1,146)	43,330
Preferred stock	280	5	(30)	255
Common stock*	2,802	—	—	2,802
Total equity securities	3,082	5	(30)	3,057
Total	$126,156	$2,225	$(8,093)	$120,288
* Common stock includes $2.6 billion of investments in affiliates at December 31, 2025.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024
Bonds:
U.S. government obligations	$1,688	$1	$(295)	$1,394
All other governments	1,809	13	(269)	1,553
States, territories and possessions	188	—	(26)	162
Political subdivisions of states, territories and possessions	166	1	(16)	151
Special revenue	4,791	19	(646)	4,164
Industrial and miscellaneous	102,779	1,494	(9,273)	95,000
Hybrid securities	445	11	(11)	445
Bank loans	4,739	28	(95)	4,672
Parent, subsidiaries and affiliates	439	3	—	442
Total bonds	117,044	1,570	(10,631)	107,983
Preferred stock	160	5	(2)	163
Common stock*	234	—	—	234
Total equity securities	394	5	(2)	397
Total	$117,438	$1,575	$(10,633)	$108,380
* Common stock includes $25 million of investments in affiliates at December 31,2024.

23

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Bonds and Equity Securities in Loss Positions
The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2025
Issuer credit obligations
U.S. government obligations	$242	$(16)	$661	$(210)	$903	$(226)
Other U.S. government obligations	—	—	39	(18)	39	(18)
Non-U.S. sovereign jurisdiction securities	150	(3)	663	(125)	813	(128)
Municipal bonds - general obligations (direct & guaranteed)	29	(1)	191	(26)	220	(27)
Municipal bonds - special revenue	120	(15)	1,216	(250)	1,336	(265)
Project finance bonds issued by operating entities	988	(22)	1,412	(214)	2,400	(236)
Corporate bonds	5,630	(356)	22,468	(5,034)	28,098	(5,390)
Single entity backed obligations	326	(38)	1,120	(81)	1,446	(119)
Bonds issued by funds representing operating entities	1,224	(29)	3,673	(394)	4,897	(423)
Bank loans - acquired	683	(48)	773	(93)	1,456	(141)
Other issuer credit obligations	—	—	—	—	—	—
Total issuer credit obligations	9,392	(528)	32,216	(6,445)	41,608	(6,973)
Asset-backed securities
Equity backed securities – not self-liquidating	131	(14)	266	(13)	397	(27)
Agency commercial MBS (exempt)	0	0	187	(40)	187	(40)
Agency commercial MBS (non-exempt)	8	(1)	333	(41)	341	(42)
Agency residential MBS (exempt)	59	(4)	62	(7)	121	(11)
Agency residential MBS (non-exempt)	714	(86)	625	(67)	1,339	(153)
Non-agency - CLOs/CBOs/CDOs	1,749	(10)	357	(6)	2,106	(16)
Non-agency commercial MBS	441	(10)	2,026	(196)	2,467	(206)
Non-agency residential MBS	766	(32)	1,463	(166)	2,229	(198)
Other financial ABS	652	(14)	1,141	(163)	1,793	(177)
Lease-backed - full analysis	774	(6)	1,327	(90)	2,101	(96)
Other non-financial ABS - full analysis	775	(12)	1,721	(150)	2,496	(162)
Lease-backed - practical expedient	65	(6)	79	(15)	144	(21)
Other non-financial ABS - practical expedient	21	(3)	0	0	21	(3)
Total asset-backed securities	6,155	(198)	9,587	(954)	15,742	(1,152)
Preferred stock	70	(29)	28	—	98	(29)
Common stock	5	(1)	—	—	5	(1)
Total equity securities	75	(30)	28	—	103	(30)
Total	$15,622	$(756)	$41,831	$(7,399)	$57,453	$(8,155)

24

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024
Bonds:
U.S. government obligations	$504	$(26)	$825	$(269)	$1,329	$(295)
All other government	415	(42)	931	(227)	1,346	(269)
U.S States, territories and possessions	30	(2)	124	(24)	154	(26)
Political subdivisions of states, territories and possessions	48	(3)	67	(13)	115	(16)
Special revenue	532	(28)	3,127	(618)	3,659	(646)
Industrial and miscellaneous	19,947	(1,195)	40,338	(8,092)	60,285	(9,287)
Hybrid securities	200	(3)	77	(9)	277	(12)
Bank loans	1,082	(37)	717	(59)	1,799	(96)
Parents, subsidiaries & affiliates	—	—	—	—	—	—
Total	22,758	(1,336)	46,206	(9,311)	68,964	(10,647)
Preferred stock	28	(1)	6	(1)	34	(2)
Common stock	—	—	—	—	—	—
Total equity securities	28	(1)	6	(1)	34	(2)
Total	$22,786	$(1,337)	$46,212	$(9,312)	$68,998	$(10,649)
As of December 31, 2025 and 2024, the number of bonds and equity securities in an unrealized loss position was 5,389 and 6,388, respectively. Bonds comprised 5,369 of the total, of which 4,047 were in a continuous loss position greater than 12 months at December 31, 2025. Bonds comprised 6,384 of the total, of which 4,625 were in a continuous loss position greater than 12 months at December 31, 2024.
The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2025 and 2024, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.
Contractual Maturities of Bonds and Short-Term Investments
The following table presents the statement value and fair value of bonds and short-term investments by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2025
Due in one year or less	$2,080	$2,062
Due after one year through five years	15,267	15,215
Due after five years through ten years	19,496	19,431
Due after ten years through twenty years	19,046	17,738
Due after twenty years	23,810	19,482
ABS	43,402	43,330
Total	$123,101	$117,258
Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.
Bonds in or near default as to payment of principal or interest had a statement value of $126 million and $29 million at December 31, 2025 and 2024, respectively, which is the fair value. At December 31, 2025 and 2024, the Company had no income excluded from due and accrued for bonds.

25

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
At December 31, 2025, the Company’s bond portfolio included bonds totaling $6.2 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 2 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 18 industries. At December 31, 2024, the Company’s bond portfolio included bonds totaling $6.4 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.
December 31, 2025 and 2024 The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2025	2024
Consumer non-cyclical	16.4%	15.0%
Consumer cyclical	13.7	14.6
Utility	10.5	9.5
ABS
The Company determines fair value of ABS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s RMBS, CMBS, collateralized debt obligations (“CDO”) and other ABS are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the ABS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.
The following table presents the statement value and fair value of ABS:

	December 31, 2025		December 31, 2024
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Asset-backed securities	$43,402	$43,330	$42,919	$42,202
Prepayment assumptions for single class, multi-class mortgage-backed and other ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.
At December 31, 2025 and 2024, the Company had exposure to a variety of ABS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.
At December 31, 2025 and 2024, the Company did not have any ABS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.
During 2025, 2024 and 2023, the Company recognized total OTTI of $7 million, $55 million and $36 million, respectively, on ABS that were still held by the Company. In addition, at December 31, 2025 and 2024, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

26

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table summarizes the fair value and aggregate amount of unrealized losses on ABS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2025
ABS	$6,156	$(198)	$9,587	$(954)	$15,743	$(1,152)
December 31, 2024
ABS	$6,947	$(181)	$13,005	$(1,549)	$19,952	$(1,730)
In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.
The Company does not have any ABS for which it is not practicable to estimate fair values.
The following table presents the rollforward of non-interest related OTTI for ABS:

	December 31,
(in millions)	2025	2024
Balance, beginning of year	$1,223	$1,212
Increases due to:
Credit impairment on new securities subject to impairment losses	4	55
Additional credit impairment on previously impaired investments	3	—
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	33	44
Balance, end of year	$1,197	$1,223
See Note 4 for a list with each ABS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2025.
Mortgage Loans
Mortgage loans had outstanding principal balances of $38.6 billion and $37.0 billion at December 31, 2025 and 2024, respectively. Contractual interest rates range from 0.00 percent to 45.00 percent. The mortgage loans at December 31, 2025 had maturity dates ranging from 2024 to 2069.
The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

27

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2025	2024
Geographic distribution:
Mid-Atlantic	23.5%	24.9%
Foreign	17.5	15.9
Pacific	13.5	15.3
South Atlantic	18.1	16.9
West South Central	6.9	7.0
East North Central	5.8	5.5
New England	5.6	5.7
Mountain	6.0	6.1
East South Central	2.0	2.0
West North Central	1.1	0.7
Total	100.0%	100.0%
Property type distribution:
Multi-family	25.7%	28.1%
Office	14.7	16.0
Retail	8.2	8.0
Industrial	16.4	15.1
Hotel/Motel	3.4	3.6
Other	31.6	29.2
Total	100.0%	100.0%
At December 31, 2025, there were 383 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 68.2 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2025 and 2024:

	Years Ended December 31,
	2025		2024
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	9.60	3.00	9.75	3.53
Multi-family	8.70	2.92	8.80	4.82
Retail	7.12	3.45	7.56	4.70
Industrial	8.21	3.97	9.50	4.52
Hotel/Motel	6.21	4.51	7.08	5.82
Other	9.63	5.31	12.63	0.00
The Company reduced interest rates on three loans during 2025. The Company reduced interest rates on three loans during 2024.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 131 percent and 97 percent, in 2025 and 2024, respectively.
At December 31, 2025, and 2024, the Company held $797 million and $1,026 million, respectively, in impaired mortgages with related allowances for credit losses. There were no impaired mortgage loans without a related allowance at both periods ended December 31, 2025 and 2024. The Company’s average recorded investment in impaired loans was $921 million and $139 million, at December 31, 2025 and 2024, respectively. The Company recognized interest income on impaired loans of $7 million, $17 million and $15 million, in 2025, 2024 and 2023, respectively.

28

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2025	2024	2023
Balance, beginning of year	$364	$355	$294
Additions (reductions) charged to unrealized capital loss	59	21	148
Direct write-downs charged against allowance	(62)	(12)	(87)
Balance, end of year	$361	$364	$355
During 2025, the Company derecognized $22 million of mortgage loans and recognized $22 million of real estate collateral as a result of foreclosure.
The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.
The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2025	2024
Current	$37,258	$35,494
30 - 59 days past due	280	195
60 - 89 days past due	82	131
90 - 179 days past due	264	258
Greater than 180 days past due	70	—
Total	$37,954	$36,078
At December 31, 2025 and 2024, the Company had mortgage loans outstanding under participant or co-lender agreements of $36.9 billion and $24.9 billion, respectively.
The Company had $593 million and $571 million in restructured loans at December 31, 2025 and 2024, respectively.
Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2025:

(in millions)	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$60	0.00%	$908	0.50%	$—	—%
b. 91% to 95%	60	0.00	128	0.10	—	—
c. 81% to 90%	838	0.40	966	0.50	—	—
d. 71% to 80%	3,133	1.70	2,457	1.30	—	—
e. below 70%	6,991	3.70	22,289	11.90	485	0.30
Troubled Debt Restructuring
The Company held no restructured debt for which impairment was recognized for both December 31, 2025 and 2024. The Company had $29 million and $18 million of outstanding commitments to debtors that held loans with restructured terms at December 31, 2025 and 2024, respectively.

29

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Real Estate
The following table presents the components of the Company’s investment in real estate:

	December 31,
(in millions)	2025	2024
Properties occupied by the Company	$—	$—
Properties held for production of income	67	85
Properties held for sale	18	4
Total	$85	$89
The Company recognized gains of $12 million in 2024. The Company recognized no gains or losses in 2025 and 2023. The Company recognized $19 million, $1 million and $3 million in impairment write-downs for its investments in real estate during 2025, 2024 and 2023, respectively.
Other Invested Assets
The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2025	2024
Investments in limited liability companies	$1,140	$660
Investments in limited partnerships	4,223	4,075
Other investments	1,526	1,831
Receivable for securities	78	86
Non-admitted assets	(2)	(1)
Total	$6,965	$6,651
The Company utilizes the look-through approach in valuing its investments in affiliated limited partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $719 million and $931 million at December 31, 2025 and 2024, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.
The Company recorded impairment write-downs in joint ventures was $23 million, $11 million and $4 million during 2025, 2024 and 2023, respectively.

30

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Net Investment Income
The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2025	2024	2023
Bonds	$6,542	$6,065	$5,259
Preferred stocks	8	10	2
Common stocks	12	13	11
Cash and short-term investments	97	83	57
Mortgage loans	2,055	1,793	1,437
Real estate*	15	17	4
Contract loans	67	71	78
Derivatives	(607)	64	(283)
Investment income from affiliates	126	169	148
Other invested assets	356	227	246
Gross investment income	8,671	8,512	6,959
Investment expenses	(663)	(625)	(385)
Net investment income	$8,008	$7,887	$6,574
* Includes amounts for the occupancy of Company-owned property of $0 million, $1 million and $2 million in 2025, 2024 and 2023, respectively.
Net Realized and Unrealized Capital Gains (Losses)
The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2025	2024	2023
Bonds	$(603)	$(1,210)	$(460)
Preferred stocks	(1)	—	(12)
Common stocks	(3)	—	8
Cash and short-term investments	7	(7)	36
Mortgage loans	(58)	(130)	(162)
Real estate	(18)	11	(3)
Derivatives	369	108	(329)
Other invested assets	(107)	(10)	113
Realized capital gains (losses)	(414)	(1,238)	(809)
Federal income tax (expense) benefit	87	260	170
Net (gains) losses transferred to IMR	397	826	276
Net realized capital gains (losses)	$70	$(152)	$(363)
During 2025, 2024 and 2023, the Company recognized $70 million, $172 million and $87 million, respectively, of impairment write-downs in the fixed maturity portfolio in accordance with the impairment policy described in Note 2.
The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2025	2024	2023
Proceeds	$7,706	$5,640	$3,401

Gross realized capital gains	$35	$97	$64
Gross realized capital losses	$(578)	(1,126)	(456)
Net realized capital gains (losses)	$(543)	$(1,029)	$(392)

31

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2025	2024	2023
Bonds	$884	$(322)	$280
Preferred and common stocks	457	(2)	53
Mortgage loans	569	(122)	273
Derivatives	(386)	29	148
Other invested assets	12	82	(68)
Other	(12)	(67)	(10)
Federal income tax (expense) benefit	(233)	89	(126)
Net change in unrealized gains (losses) of investments	$1,291	$(313)	$550

4. ASSET-BACKED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

ABS
The following table presents the ABS held by the Company at December 31, 2025 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
38237KAC4	$5,256	$1,730	$3,527	$1,730	$1,730	6/30/2025
23312RAE5	3,253	1	3,252	1	2	6/30/2025
Year-end Total	$8,509	$1,731	$6,779	$1,731	$1,732
None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

32

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending
In conjunction with its securities lending program, the Company had securities with a carrying value of $3,857 million and the fair value of $3,256 million loaned to unaffiliated third parties as of December 31, 2025. At December 31, 2024, the Company had securities with a carrying value of $2,577 million and the fair value of $2,162 million loaned to unaffiliated third parties.
The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2025	2024
Open positions	$—	$—
30 days or less	3,376	2,279
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	3,376	2,279
Securities collateral received	—	—
Total collateral received	$3,376	$2,279
The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2025		December 31, 2024
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$983	$983	$531	$531
Subtotal	983	983	531	531
Securities collateral received	—	—	—	—
Total collateral reinvested	$983	$983	$531	$531
Repurchase Agreements
At December 31, 2025 and 2024, bonds with a fair value of approximately $1,137 million and $214 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.
The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2025	2024
Open positions	$—	$—
30 days or less	603	232
31 to 60 days	511	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	1,114	232
Securities collateral received	—	—
Total collateral received	$1,114	$232

33

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2025:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$6	$—	$—	$—
2. Overnight	159	50	50	297
3. 2 Days to 1 Week	316	100	101	547
4. > 1 Week to 1 Month	411	151	408	1,111
5. > 1 Month to 3 Months	—	—	—	652
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	100	101	—
4. > 1 Week to 1 Month	411	—	307	1,111
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—
The following table presents the Company’s liability to return collateral for the year ended December 31, 2025:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$893	$301	$559	$2,608
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral - All)	$411	$100	$408	$1,111
2. Securities Collateral (FV)	—	—	—	—
The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.
The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2025		December 31, 2024
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$218	$214
2-3 Years	59	61	—	—
Greater than three years	1,076	1,076	—	—
Subtotal	1,135	1,137	218	214
Securities collateral received	—	—	—	—
Total collateral reinvested	$1,135	$1,137	$218	$214

34

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2025:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance
1. BACV	$411	$142	$459	$1,135
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	376	107	424	1,137

35

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2025:

	1	2	3	4
(in millions)	None	NAIC 1	NAIC 2	NAIC 3
Ending Balance
a. ICO - BACV	$—	$85	$1,049	$—
b. ICO - FV	—	96	1,041	—
c. ABS - BACV	—	—	—	—
d. ABS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	85	1,049	—
q. Total Assets - FV	—	96	1,041	—

	5	6	7	8
(in millions)	NAIC 4	NAIC 5	NAIC 6	Non-Admitted
Ending Balance
a. ICO - BACV	$—	$—	$—	$—
b. ICO - FV	—	—	—	—
c. ABS - BACV	—	—	—	—
d. ABS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

36

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Collateral Received – Secured Borrowing:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	532	$151	$408	$1,299
2. Securities (FV)	—	—	—	—

b. Ending Balance
1. Cash	$411	$100	$408	$1,111
2. Securities (FV)	—	—	—	—
Cash and Non-Cash Collateral Received – Secured Borrowing by NAIC Designation:

	1	2	3	4
(in millions)	NONE	NAIC 1	NAIC 2	NAIC 3
Ending Balance
a. Cash	$1,111	$—	$—	$—
b. ICO - FV	—	—	—	—
c. ABS - FV	—	—	—	—
d. Preferred Stock - FV	—	—	—	—
e. Common Stock	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—
g. Real Estate - FV	—	—	—	—
h. Derivatives - FV	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—
j. Total Assets - FV	$1,111	$—	$—	$—

	5	6	7	8
	NAIC 4	NAIC 5	NAIC 6	Does Not Qualify As Admitted
Ending Balance
a. Cash	$—	$—	$—	$—
b. ICO - FV	—	—	—	—
c. ABS - FV	—	—	—	—
d. Preferred Stock - FV	—	—	—	—
e. Common Stock	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—
g. Real Estate - FV	—	—	—	—
h. Derivatives - FV	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—
j. Total Assets - FV	—	—	—	—

37

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Reverse Repurchase Agreements
The Company entered into bilateral reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company did not sell or repledge these securities during 2025. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.
At December 31, 2025, the Company had no securities held under agreements to purchase and resell.

Type of Repo Trade Used:

	1	2	3	4
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Bilateral (YES/NO)	Yes	Yes	Yes	No
b. Tri-Party (YES/NO)	No	No	No	No

Original (Flow) and Residual Maturity:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$204	$145	$50	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$70	$50	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The Company had no securities sold and/or acquired under Repo that resulted in default at December 31, 2025 and December 31, 2024.

Fair Value of Securities Acquired Under Repo – Secured Borrowing

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount	213	152	52	—
b. Ending Balance	73	52	—	—

38

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Collateral Provided – Secured Borrowing

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	$204	$145	$50	$—
2. Securities (FV)	—	—	—	—
3. Securities (BACV)	—	—	—	—
4. Nonadmitted Subset (BACV)	—	—	—	—

b. Ending Balance
1. Cash	70	50	—	—
2. Securities (FV)	—	—	—	—
3. Securities (BACV)	—	—	—	—
4. Nonadmitted Subset (BACV)	—	—	—	—

Recognized Receivable for Return of Collateral – Secured Borrowing

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	204	145	50	—
2. Securities (FV)	—	—	—	—

b. Ending Balance
1. Cash	70	50	—	—
2. Securities (FV)	—	—	—	—

Recognized Liability to Return Collateral – Secured Borrowing (Total)

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Repo Securities Sold/Acquired with Cash Collateral	213	152	52	—
2. Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

b. Ending Balance
1. Repo Securities Sold/Acquired with Cash Collateral	73	52	—	—
2. Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

39

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets, except for a portion of assets on deposit with states and other restricted assets that are part of the Separate Accounts assets.
The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2025	2024
On deposit with states	$45	$47
Collateral held on securities lending	3,857	2,279
FHLB stock and collateral pledged	9,568	6,649
Subject to reverse repurchase agreements	—	20
Subject to repurchase agreements	1,111	231
Collateral for derivatives	549	651
Guaranteed interest contracts	127	68
Other restricted assets	2,910	1,528
Total	$18,167	$11,473

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.
All derivative instruments are recognized in the financial statements.
SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.
SSAP 108 requires the Company use the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 have received the approval of the TDI.
The Company used a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the Clearly Defined Hedging Strategy of VM-21. Effective August 1, 2025, the Company’s variable annuity business was ceded and the use of special accounting provisions permitted within SSAP 108 was terminated. The existing SSAP 108 deferred asset balance will be amortized on a straight-line basis over a 5-year period.

40

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Under SSAP 108 all derivatives are reported at fair value. Fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components. At December 31, 2024, fair value of the derivatives was a liability of $10 million, full contract fair value was an asset of $59 million and hedge target fair value was a liability of $88 million. For the year ended December 31, 2024, fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized loss of $42 million. Fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2025 and 2024, the fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred asset of $1.4 billion and deferred asset $1.5 billion, respectively. For the years ended December 31, 2025 and 2024, amortization was a realized loss of $250 million and a realized loss of $137 million, respectively. Fair value change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All fair value changes in hedge instruments were attributable to the hedged risk for the period.
The Company designates, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets and certain fixed and floating-rate liabilities. The Company also designates certain interest rate swaps as effective hedges of floating-rate investment assets and certain fixed and floating-rate liabilities. Derivatives not designated for hedge accounting are accounted for at fair value, and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.
The Company recognized a net unrealized capital loss of $184 million in 2025, a net unrealized capital loss of $40 million in 2024 and a net unrealized capital gain of $167 million in 2023, related to derivatives that did not qualify for hedge accounting.
Net cash collateral received for derivative transactions increased in the year 2025, as a result of increases in fair values of derivatives covered by an International Swaps and Derivative Association Master Agreement (“ISDA Master Agreement”) and Credit Support Annex provisions. At December 31, 2025, the Company held collateral for derivatives of $2,758 million, which is invested in cash, cash equivalents and/or short-term investments.
Refer to Note 3 for disclosures related to net realized capital gains (losses).
Swaps, Options, and Futures
Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.
Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.
Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

41

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Interest Rate Risk
Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.
Currency Risk
Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.
Equity Risk
Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (“OTC”) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.
For OTC contracts, the Company generally uses an ISDA Master Agreement and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions, and such an ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.
The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

42

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2025			December 31, 2024
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$5,817	$443	$443	$22,131	$1,551	$1,551
Foreign exchange contracts	7,106	538	539	12,862	915	877
Equity contracts	58,467	6,088	6,088	60,862	4,257	4,256
Other contracts	14	—	—	14	—	—
Derivative assets, gross	71,404	7,069	7,070	95,869	6,723	6,684
Counter party netting*	—	(4,272)	(4,272)	—	(4,944)	(4,944)
Derivative assets, net	$71,404	$2,797	$2,798	$95,869	$1,779	$1,740
Liabilities:
Interest rate contracts	$32,093	$1,125	$1,184	$34,293	$1,737	$2,111
Foreign exchange contracts	11,731	491	501	3,197	243	260
Equity contracts	48,460	3,052	3,052	39,350	3,085	3,085
Other contracts	43	4	4	45	2	2
Derivative liabilities, gross	92,327	4,672	4,741	76,885	5,067	5,458
Counter party netting*	—	(4,272)	(4,272)	—	(4,944)	(4,944)
Derivative liabilities, net	$92,327	$400	$469	$76,885	$123	$514
* Represents netting of derivative exposures covered by a qualifying master netting agreement.
The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2025		December 31, 2024
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$7,069	$4,672	$6,723	$5,067
Amount offset	(4,272)	(4,272)	(4,944)	(4,944)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$2,797	$400	$1,779	$123

43

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2025		December 31, 2024
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$5,817	2054	$22,131	2064
Foreign exchange contracts	7,106	2064	12,862	2063
Equity contracts	58,467	2031	60,862	2030
Other contracts	14	2053	14	2053
Derivative liabilities:
Interest rate contracts	32,093	2071	34,293	2071
Foreign exchange contracts	11,731	2061	3,197	2061
Equity contracts	48,460	2031	39,350	2030
Other contracts	44	2042	45	2042
The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.
The credit exposure to the Company’s derivative contracts aggregated $807 million and $991.6 million at December 31, 2025 and 2024, respectively.
9. FAIR VALUE INSTRUMENTS

Fair Value Measurements
The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.
Fair Value Hierarchy
Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:
•     Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.
•     Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

44

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
•   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.
Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.
Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.
Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.
Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.
Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.
Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.
Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.
Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.
Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.
Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.
Valuation Methodologies of Financial Instruments Measured at Fair Value
Bonds
Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical

45

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.
The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.
Common Stocks (Unaffiliated)
Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.
Freestanding Derivatives
Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.
OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.
Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Separate Account Assets
Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

46

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Assets and Liabilities Measured at Fair Value
The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2025
Assets at fair value:
Bonds
Issuer Credit Obligations	$—	$108	$1	$—	$109
Asset Backed Securities	—	—	39	—	39
Total bonds	—	108	40	—	148
Preferred stock
Industrial and miscellaneous	8	—	3	—	11
Total preferred stock	8	—	3	—	11
Common stock
Industrial and miscellaneous	—	—	5	—	5
Total common stock	—	—	5	—	5
Derivative assets:
Interest rate contracts	—	443	—	—	443
Foreign exchange contracts	—	527	—	—	527
Equity contracts	—	5,320	768	—	6,088
Credit contracts	—	—	—	—	—
Other contracts	—	—	—	—	—
Counterparty netting	—	—	—	(4,272)	(4,272)
Total derivative assets	—	6,290	768	(4,272)	2,786
Separate account assets	47,201	2,004	—	—	49,205
Total assets at fair value	$47,209	$8,402	$816	$(4,272)	$52,155
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$1,125	$—	$—	$1,125
Foreign exchange contracts	—	308	—	—	308
Equity contracts	6	2,951	94	—	3,051
Credit contracts	—	—	—	—	—
Other contracts	—	—	4	—	4
Counterparty netting	—	—	—	(4,272)	(4,272)
Total derivative liabilities	6	4,384	98	(4,272)	216
Total liabilities at fair value	$6	$4,384	$98	$(4,272)	$216
December 31, 2024
Assets at fair value:
Bonds
All Other Government	—	—	—	—	—
Industrial and miscellaneous	—	16	7	—	23
Total bonds	—	16	7	—	23
Preferred stock
Industrial and miscellaneous	4	—	1	—	5
Total preferred stock	4	—	1	—	5
Total common stock	—	—	—	—	—
Derivative assets:
Interest rate contracts	—	1,239	312	—	1,551
Foreign exchange contracts	—	872	—	—	872
Equity contracts	1	3,686	569	—	4,256
Other contracts	—	—	—	—	—
Counterparty netting	—	—	—	(4,944)	(4,944)
Total derivative assets	1	5,797	881	(4,944)	1,735
Separate account assets	47,053	1,468	—	—	48,521
Total assets at fair value	$47,058	$7,281	$889	$(4,944)	$50,284
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$1,737	$—	$—	$1,737
Foreign exchange contracts	—	230	—	—	230
Equity contracts	7	3,066	12	—	3,085
Credit contracts	—	—	—	—	—
Other contracts	—	—	2	—	2
Counterparty netting	—	—	—	(4,944)	(4,944)
Total derivative liabilities	7	5,033	14	(4,944)	110
Total liabilities at fair value	$7	$5,033	$14	$(4,944)	$110
* Represents netting of derivative exposures covered by a qualifying master netting agreement.

47

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Changes in Level 3 Fair Value Measurements
The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2023	$3	$7	$2	$529	$541	$16
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(10)	(7)	—	(444)	(461)	(29)
Included in surplus	—	1	—	329	330	30
Purchases, issuances and settlements	9	—	(2)	694	701	50
Transfers into Level 3	4	—	—	—	4	—
Transfers out of Level 3	—	—	—	—	—	—
Balance, December 31, 2023	$6	$1	$—	$1,108	$1,115	$67
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(28)	—	—	153	125	(3)
Included in surplus	30	—	(3)	(259)	(232)	(77)
Purchases, issuances and settlements	(16)	—	—	(121)	(137)	27
Transfers into Level 3	28	—	4	—	32	—
Transfers out of Level 3	(12)	—	—	—	(12)	—
Balance, December 31, 2024	$8	$1	$1	$881	$891	$14
Total realized/unrealized capital gains or losses:
Included in net (loss) income	—	(1)	(3)	108	104	—
Included in surplus	1	1	(1)	(7)	(6)	39
Purchases, issuances and settlements	(10)	2	8	(214)	(214)	45
Transfers into Level 3	42	—	—	—	42	—
Transfers out of Level 3	(1)	—	—	—	(1)	—
Balance, December 31, 2025	$40	$3	$5	$768	$816	$98
Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.
In both 2025 and 2024, there were no transfers between Level 1 and Level 2 securities.
Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2025 and 2024 may include changes in fair value that were attributable to both observable and unobservable inputs.

48

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Quantitative Information About Level 3 Fair Value Measurements
The following table presents the Company’s quantitative information about level 3 fair value measurements at December 31, 2025.

December 31, 2025	Fair Value at December 31, 2025	Valuation Technique	Unobservable Input	Unobservable Input Range (Weighted Average)
Assets:
RMBS	6	Discounted Cash Flow	Prepayment Speed (VPR)	5.89% - 10.18% (8.03%)
			Loss severity	22.19% - 80.14% (51.17%)
			Constant default rate	0.08% - 6.02% (3.05%)
			Yield	5.87% - 6.72% (6.30%)
Other ABS	$31	Discounted Cash Flow	Yield	9.61% - 9.61% (9.61%)

Gross Basis Fair Value Measurements
The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2025
Derivative assets at fair value	$—	$6,290	$768	$7,058
Derivative liabilities at fair value	(6)	(4,384)	(98)	(4,488)

December 31, 2024
Derivative assets at fair value	$1	$5,797	$881	$6,679
Derivative liabilities at fair value	(7)	(5,033)	(14)	(5,054)

49

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Fair Value Information about Financial Instruments Not Measured at Fair Value
The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2025
Assets:
Bonds
Issuer Credit Obligations	$73,792	$79,564	$10	$70,553	$3,229
Asset Backed Securities	43,292	43,362		22,489	20,803
Preferred stocks	246	269	—	180	66
Common stocks	220	220	—	220	—
Cash, cash equivalents
and short-term investments	1,011	1,011	984	27	—
Mortgage loans	37,265	37,954	—	—	37,265
Contract loans	1,141	1,141	—	—	1,141
Derivatives	(239)	(172)		(239)
Receivables for securities	78	78	—	78	—
Separate account assets	33,936	33,936	—	33,936	—
Liabilities:
Policy reserves and contractual liabilities	21,768	21,706	—	38	21,730
Derivatives	—	—	—	—	—
Payable for securities	3	3	—	3	—
Payable for securities lending	3,386	3,386	—	3,386	—
December 31, 2024
Assets:
Bonds	$107,959	$117,020	$9	$84,314	$23,636
Preferred stocks	159	156	—	159	—
Common stocks	208	208	—	208	—
Cash, cash equivalents
and short-term investments	731	731	531	200	—
Mortgage loans	34,031	36,078	—	—	34,031
Contract loans	1,144	1,144	—	—	1,144
Derivatives	(399)	31		(399)	—
Receivables for securities	86	86	—	86	—
Separate account assets	16,880	25,766	—	16,880	—
Liabilities:
Policy reserves and contractual liabilities	17,668	17,617	—	58	17,610
Derivatives	—	—	—	—	—
Payable for securities	309	309	—	309	—
Payable for securities lending	2,284	2,284	—	2,284	—

50

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2025	2024
Life insurance	$42,595	$42,136
Annuities (excluding supplementary contracts with life contingencies)	113,035	104,975
Supplementary contracts with life contingencies	371	377
Accidental death benefits	13	14
Disability - active lives	26	27
Disability - disabled lives	196	206
Excess of VM-21 reserves over basic reserves	68	2
Deficiency reserves	1,193	1,075
Other miscellaneous reserve	996	1,012
Gross life and annuity reserves	158,493	149,824
Reinsurance ceded	(48,752)	(37,288)
Net life and annuity reserves	109,741	112,536
Accident and health reserves
Unearned premium reserves	6	6
Present value of amounts not yet due on claims	186	193
Additional contract reserves	456	480
Gross accident and health reserves	648	679
Reinsurance ceded	(3)	(4)
Net accident and health reserves	645	675
Aggregate policy reserves	$110,386	113,211
The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:
A. Individual Annuities:

	December 31, 2025
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$63,512	$5,256	$—	$68,768	46.16%
b. At book value less current surrender charge of 5% or more	13,904	—	—	13,904	9.33%
c. At fair value	16	199	33,528	33,743	22.65%
d. Total with market adjustment or at fair value	77,432	5,455	33,528	116,415	78.14%
e. At book value without adjustment (minimal or no charge or adjustment)	18,555	—	—	18,555	12.46%
(2) Not subject to discretionary withdrawal	13,896	—	104	14,000	9.40%
(3) Total (gross: direct + assumed)	$109,883	$5,455	$33,632	$148,970	100.00%
(4) Reinsurance ceded	21,034	—	31,766	52,800
(5) Total (net)* (3) - (4)	$88,849	$5,455	$1,866	$96,170
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$2,392	$—	$—	$2,392

51

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$54,345	$4,437	$—	$58,782	42.84%
b. At book value less current surrender charge of 5% or more	13,000	—	—	13,000	9.48%
c. At fair value	1	32	31,079	31,112	22.68%
d. Total with market adjustment or at fair value	67,346	4,469	31,079	102,894	75.00%
e. At book value without adjustment (minimal or no charge or adjustment)	20,170	—	—	20,170	14.70%
(2) Not subject to discretionary withdrawal	14,041	—	96	14,137	10.30%
(3) Total (gross: direct + assumed)	$101,557	$4,469	$31,175	$137,201	100.00%
(4) Reinsurance ceded	11,045	—	—	11,045
(5) Total (net)* (3) - (4)	$90,512	$4,469	$31,175	$126,156
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$3,286	$—	$—	$3,286
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.
B. Group Annuities:

	December 31, 2025
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$173	$—	$—	$173	0.43%
b. At book value less current surrender charge of 5% or more	23	—	—	23	0.06%
c. At fair value	—	13	13,265	13,278	32.73%
d. Total with market adjustment or at fair value	196	13	13,265	13,474	33.22%
e. At book value without adjustment (minimal or no charge or adjustment)	1,645	—	—	1,645	4.05%
(2) Not subject to discretionary withdrawal	1,682	23,771	—	25,453	62.73%
(3) Total (gross: direct + assumed)	$3,523	$23,784	$13,265	$40,572	100.00%
(4) Reinsurance ceded	1,379	—	12,818	14,197
(5) Total (net)* (3) - (4)	$2,144	$23,784	$447	$26,375
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$140	$49	$—	$189	0.52%
b. At book value less current surrender charge of 5% or more	28	—	—	28	0.08%
c. At fair value	—	—	13,508	13,508	37.26%
d. Total with market adjustment or at fair value	168	49	13,508	13,725	37.86%
e. At book value without adjustment (minimal or no charge or adjustment)	1,851	—	—	1,851	5.11%
(2) Not subject to discretionary withdrawal	1,776	18,904	—	20,680	57.03%
(3) Total (gross: direct + assumed)	$3,795	$18,953	$13,508	$36,256	100.00%
(4) Reinsurance ceded	69	—	—	69
(5) Total (net)* (3) - (4)	$3,726	$18,953	$13,508	$36,187
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

52

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
C. Deposit-Type Contracts (no life contingencies):

	December 31, 2025
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	504	—	—	504	2.26%
(2) Not subject to discretionary withdrawal	21,676	—	75	21,751	97.74%
(3) Total (gross: direct + assumed)	$22,180	$—	$75	$22,255	100.00%
(4) Reinsurance ceded	1,414	—	—	1,414
(5) Total (net)* (3) - (4)	$20,766	$—	$75	$20,841
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	520	—	—	520	2.86%
(2) Not subject to discretionary withdrawal	17,616	—	72	17,688	97.14%
(3) Total (gross: direct + assumed)	$18,136	$—	$72	$18,208	100.00%
(4) Reinsurance ceded	1,344	—	—	1,344
(5) Total (net)* (3) - (4)	$16,792	$—	$72	$16,864
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—
* Represents annuity reserves reported in separate accounts liabilities.

53

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2025:

	December 31, 2025
	General Account			Separate Account - non-guaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1) Term policies with cash value	$—	$731	$3,233	$—	$—	$—
(2) Universal life	5,075	5,314	5,963	—	—	—
(3) Universal life with secondary guarantees	1,531	1,415	8,419	—	—	—
(4) Indexed universal life	843	801	833	—	—	—
(5) Indexed universal life with secondary guarantees	2,454	1,690	2,991	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	2,187	8,681	9,811	2,440	2,440	2,440
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	114	109	94	1,912	1,905	1,898
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal
or no cash values
(1) Term policies without cash value	$—	$—	$11,251	$—	$—	$—
(2) Accidental death benefits	—	—	13	—	—	—
(3) Disability - active lives	—	—	26	—	—	—
(4) Disability - disabled lives	—	—	196	—	—	—
(5) Miscellaneous reserves	—	—	2,079	—	—	—
C. Total (gross: direct + assumed)	$12,204	$18,741	$44,909	$4,352	$4,345	$4,338
D. Reinsurance ceded	7,058	10,417	26,338	—	—	—
E. Total (net) (C) - (D)	$5,146	$8,324	$18,571	$4,352	$4,345	$4,338

54

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2024:

	December 31, 2024
	General Account			Separate Account - non-guaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1) Term policies with cash value	$—	$687	$3,245	$—	$—	$—
(2) Universal life	5,276	5,333	6,111	—	—	—
(3) Universal life with secondary guarantees	1,597	1,446	8,347	—	—	—
(4) Indexed universal life	795	726	781	—	—	—
(5) Indexed universal life with secondary guarantees	2,140	1,414	2,365	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	2,168	8,571	9,811	1,824	1,824	1,824
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	114	106	155	1,822	1,814	1,806
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal
or no cash values
(1) Term policies without cash value	$—	$—	$11,320	$—	$—	$—
(2) Accidental death benefits	—	—	14	—	—	—
(3) Disability - active lives	—	—	27	—	—	—
(4) Disability - disabled lives	—	—	206	—	—	—
(5) Miscellaneous reserves	—	—	1,981	—	—	—
C. Total (gross: direct + assumed)	$12,090	$18,283	$44,364	$3,646	$3,638	$3,630
D. Reinsurance ceded	7,039	10,245	26,174	—	—	—
E. Total (net) (C) - (D)	$5,051	$8,038	$18,190	$3,646	$3,638	$3,630
11. SEPARATE ACCOUNTS

Separate Accounts
The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.
Certain separate accounts relate to MVA fixed annuity contracts and registered index-linked annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company's separate account by certain states, including Texas.
Certain separate accounts relate to flexible premium adjustable life insurance and pension risk transfer annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.
The Company does not engage in securities lending transactions within the separate accounts.
In accordance with the products/transactions recorded within the separate accounts, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.
General account reserves of $82 million and $10 million were established for the separate account reserve in excess of assets in subaccounts TFA1-B and TFA1-D, respectively.

55

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents separate account assets by product or transaction:

	December 31, 2025		December 31, 2024
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$45,294	$—	$45,316	$—
Variable life	3,910	—	3,206	—
Bank-owned life insurance – hybrid	470	—	464	—
Deferred annuities with MVA features	249	—	300	—
Pension risk transfer annuities	25,349	—	20,800	—
Annuities with MVA features	—	4,928	—	4,122
Fixed annuities excess interest adjustment features	—	6	—	9
Registered index-linked annuities	—	2,935	—	70
Total	$75,272	$7,869	$70,086	$4,201
Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.
If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2025 and 2024 is $27.9 billion and $4.5 billion, respectively.
The separate account business had no seed money balance at December 31, 2025. The separate account seed money balances was $7 million at December 31, 2024.
The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2025	$246	$28
2024	445	42
2023	558	65
2022	596	64
2021	539	36

56

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non-indexed guarantee less than or equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed separate accounts	Total
December 31, 2025
Premiums, considerations or deposits	3,094	$—	$152	$5,895	$9,141
Reserves for accounts with assets at:
Market value	$—	$—	$—	46,103	$46,103
Amortized cost	5,977	27,424	968	—	34,369
Total reserves	$5,977	$27,424	$968	$46,103	$80,472
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	5,977	$25,030	$968	$—	$31,975
At market value	—	—	—	46,029	46,029
Subtotal	5,977	25,030	968	46,029	78,004
Not subject to discretionary withdrawal	—	2,394	—	74	2,468
Total reserves	$5,977	$27,424	$968	$46,103	$80,472
December 31, 2024
Premiums, considerations or deposits	$737	$—	$176	$4,117	$5,030
Reserves for accounts with assets at:
Market value	$—	$—	$—	$47,778	$47,778
Amortized cost	3,056	20,094	806	—	23,956
Total reserves	$3,056	$20,094	$806	$47,778	$71,734
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$3,056	$17,791	$806	$—	$21,653
At market value	—	—	—	47,706	47,706
Subtotal	3,056	17,791	806	47,706	69,359
Not subject to discretionary withdrawal	—	2,303	—	72	2,375
Total reserves	$3,056	$20,094	$806	$47,778	$71,734
December 31, 2023
Premiums, considerations or deposits	$803	$—	$178	$6,597	$7,578
Reserves for accounts with assets at:
Market value	$—	$—	$—	$46,589	$46,589
Amortized cost	2,611	17,306	617	—	20,534
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,611	$17,179	$617	$—	$20,407
At market value	—	—	—	46,488	46,488
Subtotal	2,611	17,179	617	46,488	66,895
Not subject to discretionary withdrawal	—	127	—	101	228
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
Reconciliation of Net Transfers to or from Separate Accounts
The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2025	2024	2023
Transfers to separate accounts	$9,142	$5,030	$7,578
Transfers from separate accounts	(7,444)	(6,859)	(5,500)
Net transfers to (from) separate accounts	1,698	(1,829)	2,078
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$1,698	$(1,829)	$2,078
12. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2025, 2024 and 2023, respectively. Policyholder dividends for the years ended December 31, 2025, 2024 and 2023 were $19 million, $17 million, and $13 million, respectively.

57

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
13. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2025		December 31, 2024
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	$31	$31	$30	$30
Ordinary renewal	(446)	(15)	(450)	20
Group life	(1)	(1)	(1)	(1)
Total	$(416)	$15	$(421)	$49

14. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance transactions to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations to insureds and beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.
Reinsurance premiums assumed in 2025, 2024 and 2023 were $3.0 billion, $2.1 billion and $4.9 billion, respectively. Reinsurance premiums ceded in 2025, 2024 and 2023 were $58.7 billion, $12.7 billion and $2.5 billion, respectively. Additionally, reserves on reinsurance assumed were $14.5 billion and $11.2 billion at December 31, 2025 and 2024, respectively. The reserve credit taken on reinsurance ceded was $50.2 billion and $38.6 billion at December 31, 2025 and 2024, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2025 and 2024, the Company’s reinsurance recoverables were $376 million and $263 million, respectively.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.
As of December 31, 2025 and 2024, $21 billion and $21 billion of the Company’s reserves representing a mix of run-off life and annuity risks were ceded to Fortitude Reinsurance Company Ltd. (“Fortitude Re”) under modified coinsurance agreements.
Certain reinsurers have sought rate increases on certain yearly renewable term agreements. The Company has disputed, and expects to continue disputing, any requested rate increases under these agreements. These disputes may lead to and have resulted in arbitration over the terms of the reinsurance contracts. To the extent reinsurers seek retroactive premium increases, the Company’s practice is to assess and accrue its current estimate of probable loss with respect to these matters when appropriate.
Affiliate Reinsurance Treaties
The Company has a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s variable annuity business are ceded to the Company. At December 31, 2025 and 2024 , the liabilities resulting from the agreement and recorded in the accompanying financial statements were $16.2 billion and $17.7 billion, respectively. In 2025, 2024 and 2023, the agreement increased the Company’s pre-tax earnings by $336 million, $278 million and $319 million, respectively.
The Company has coinsurance/modified coinsurance agreements with AGC Life whereby the Company cedes certain term life and universal life insurance policies to AGC Life. These agreements decreased the Company’s pre-tax

58

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
earnings by $6 million in 2025 and increased pre-tax earnings by $4 million (excluding the impact of recaptures) and $60 million in 2024 and 2023, respectively.
The Company has various reinsurance agreements with Corebridge Bermuda in which the Company cedes certain fixed annuity, fixed indexed annuity, term life insurance, and structured settlement annuity contracts to Corebridge Bermuda. At December 31, 2025 and 2024, the reserves ceded under these agreements totaled $19.6 billion and $12.3 billion, respectively. In 2025 and 2024, these agreements increased the Company’s pre-tax earnings by $616 million and $1.3 billion, respectively, and decreased pre-tax income by $1 million in 2023.
Significant New or Amended Reinsurance Treaties
Effective August 1, 2025, the Company entered into a coinsurance and modified coinsurance agreement (the “VA Reinsurance Agreement”) with Corporate Solutions Life Reinsurance Company, an Iowa-domiciled insurance company (the “VA Reinsurer”). Under the terms of the VA Reinsurance Agreement, the Company will cede to the VA Reinsurer 100% of the applicable reinsured liabilities with respect to (i) in-force individual retirement variable annuity contracts issued prior to August 1, 2025, and (ii) new individual retirement variable annuity contracts issued beginning August 1, 2025. As of August 1, 2025, the Company transferred to the VA Reinsurer $1.9 billion of assets primarily consisting of bonds supporting the general account liabilities, net of a ceding commission. Additionally, $45.1 billion of separate account liabilities were ceded under the modco portion of the agreement.

The impact of the VA Reinsurance Agreement at inception on August 1, 2025 is below:
(in millions)
Increase (Decrease)

Summary of Operations
Premiums	$(49,557)
Commissions and expense allowances on reinsurance ceded	617
Reserve adjustments on reinsurance ceded	45,135
Total Revenue	(3,805)

Increase in aggregate reserves for life contracts	(4,330)
IMR ceded under reinsurance agreement	11
Net gain from operations before federal income taxes	514

Capital and Surplus Account
Change in surplus as a result of reinsurance	$1,923

59

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
In July 2024, the Company entered into a Variable Quota Share Coinsurance and Coinsurance with Funds Withheld Reinsurance Agreement, effective as of January 1, 2024, with Corebridge Bermuda. Under the agreement, the Company will cede to Corebridge Bermuda a variable quota share percentage of certain fixed indexed annuity and fixed annuity products issued subsequent to December 31, 2023. The agreement was accounted for on a prospective basis from January 1, 2024 and the impact of the agreement as of December 31, 2024 is below.

(in millions)
Increase (Decrease)

Summary of Operations
Premiums	$(9,327)
Commissions and expense allowances on reinsurance ceded	481
Total Revenue	(8,846)

Annuity benefits	(34)
Surrender benefits and withdrawals for life contracts	(69)
Change in reserves	(10,245)
Interest on funds withheld	266
Net gain from operations before federal income taxes	$1,236

Effective December 31, 2024, the Company entered into a combined coinsurance and coinsurance with funds withheld reinsurance agreement with Corebridge Bermuda. Under the agreement, the Company will cede to Corebridge Bermuda term life insurance policies written from January 1, 2020 to December 31, 2024 and certain structured settlement annuity contracts issued from April 1, 2012 to December 31, 2024. Additionally, the Company will cede newly issued term life insurance policies and certain structured settlement annuity contracts issued starting January 1, 2025. The impact of the agreement as of December 31, 2024 is below.

(in millions)
Increase (Decrease)

Summary of Operations
Premiums	$(688)
Commissions and expense allowances on reinsurance ceded	31
Total Revenue	(657)

Change in reserves	(687)
Net gain from operations before federal income taxes	$30

Capital and Surplus Account
Change in surplus as a result of reinsurance	$118

The Company has a reinsurance agreement with Hannover Life Reassurance Company of America (“Hannover”) effective July 1, 2016, as amended (the “A&R Treaty”), under which the Company cedes blocks of whole life, in-force term and guaranteed universal life business on a coinsurance with funds withheld basis, and certain current assumption universal life business on a yearly renewable term basis.
Effective March 31, 2023, the Company recaptured term life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force term life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $93 million at March 31, 2023. This increase in surplus will be amortized to income over the life of the treaty.

60

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	March 31, 2023 Recapture from AGC Life	March 31, 2023 Cession to Hannover	Net Impact of Reinsurance
Increase (Decrease)

Summary Of Operations
Premiums	$1,538	$(1,738)	$(200)
Commissions on reinsurance ceded	(1,054)	1,054	—
Reserve adjustments on reinsurance ceded	(484)	—	(484)
Total revenue	$—	$(684)	$(684)

Increase in aggregate reserves for life contracts	$1,054	$(1,738)	$(684)
Federal income tax expense (benefit)	(221)	221	—
Net income	$(833)	$833	$—

Capital and Surplus Account
Change in surplus as a result of reinsurance	$—	$93	$93

Effective September 30, 2023, the Company recaptured universal life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force universal life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $253 million at September 30, 2023. This increase in surplus will be amortized to income over the life of the treaty.

(in millions)	Sept 30, 2023 Recapture from AGC Life	Sept 30, 2023 Cession to Hannover	Net Impact of Reinsurance
Increase (Decrease)

Summary Of Operations
Premiums	$2,092	$(2,035)	$57
Commissions on reinsurance ceded	(939)	939	—
Reserve adjustments on reinsurance ceded	(1,153)	—	(1,153)
Total Revenue	$—	$(1,096)	$(1,096)

Increase in aggregate reserves for life contracts	$939	$(2,035)	$(1,096)
Federal income tax expense (benefit)	(197)	197	—
Net Income	$(742)	$742	$—

Capital and Surplus Account
Change in surplus as a result of reinsurance	$—	$253	$253

61

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The Company previously ceded term and universal life insurance business issued from January 1, 2020 to December 31, 2021 to AGC Life on a coinsurance/modified coinsurance basis. Effective October 1, 2023, AGL recaptured this business, resulting in a $66 million decrease in the Company’s net income.

(in millions)	Oct 1, 2023 Recapture from AGC Life
Increase (Decrease)
Summary Of Operations
Premiums	$129
Commissions on reinsurance ceded	(83)
Reserve adjustments on reinsurance ceded	(46)
Total Revenue	$—

Increase in aggregate reserves for life contracts	$83
Federal income tax expense (benefit)	(17)
Net Income	$(66)

15. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes
The Inflation Reduction Act of 2022 (H.R. 5376), (the “Inflation Reduction Act”) includes a 15% CAMT on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period and a 1% stock buyback tax. In 2024, the U.S. Treasury and Internal Revenue Service (“IRS”) published proposed regulations with respect to the CAMT. On September 30, 2025, the IRS issued Notice 2025-46 and Notice 2025-49 which provide favorable interim guidance on tax consolidations. These Notices provide an option to calculate the Company’s CAMT liability based on the consolidated tax group while subject to the waiting period, as well as certain other matters that do not have a significant impact on the Company. The Company’s estimated CAMT liability will continue to be refined based on future guidance.

The AGC Life consolidated federal income tax return group, of which the Company is a member, has determined that as of the reporting date it is an applicable reporting entity for the CAMT.

The One Big Beautiful Bill Act (H.R. 1) (“OBBB”) was signed into law on July 4, 2025. The tax provisions of the OBBB are not expected to have a material impact on the Company’s financial results.

62

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2025			December 31, 2024			Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$4,180	$876	$5,056	$3,703	$1,976	$5,679	$477	$(1,100)	$(623)
Statutory valuation allowance adjustment	—	232	232	—	159	159	—	73	73
Adjusted gross DTA	4,180	644	4,824	3,703	1,817	5,520	477	(1,173)	(696)
DTA non-admitted	2,513	644	3,157	2,286	1,817	4,103	227	(1,173)	(946)
Net admitted DTA	1,667	—	1,667	1,417	—	1,417	250	—	250
DTL	103	—	103	122	—	122	(19)	—	(19)
Total	$1,564	$—	$1,564	$1,295	$—	$1,295	$269	$—	$269
The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2025			December 31, 2024			Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	1,564	—	1,564	1,295	—	1,295	269	—	269
1. Adjusted gross DTA expected to be realized following the reporting date	1,564	—	1,564	1,295	—	1,295	269	—	269
2. Adjusted gross DTA allowed per limitation threshold	—	—	1,641	—	—	1,311	—	—	330
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	103	—	103	122	—	122	(19)	—	(19)
DTA admitted as the result of application of SSAP 101	$1,667	$—	$1,667	$1,417	$—	$1,417	$250	$—	$250
The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	764%	734%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$10,940	$8,738
The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.
The Company’s tax planning strategy does not include the use of reinsurance.
The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

63

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2025	2024	2023
Current income tax expense
Federal	$(306)	$451	$(52)
Foreign	—	—	—
Subtotal	(306)	451	(52)
Federal income tax on net capital gains (losses)	(87)	(260)	(170)
Federal income tax incurred	(393)	191	(222)

	Years Ended December 31,
(in millions)	2025	2024	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,741	$1,668	$73
Investments	580	184	396
Deferred acquisition costs	1,071	1,301	(230)
Fixed assets	466	411	55
Policyholder dividend accruals	3	4	(1)
Compensation and benefits accrual	17	39	(22)
Tax credit carryforward	—	—	—
Net operating loss carry-forward	70	1	69
Other (including items less than 5% of total ordinary tax assets)	232	95	137
Subtotal	4,180	3,703	477
Non-admitted	2,513	2,286	227
Admitted ordinary deferred tax assets	1,667	1,417	250
Capital:
Investments	424	1,708	(1,284)
Net capital loss carryforward	452	268	184
Subtotal	876	1,976	(1,100)
Statutory Valuation Allowance Adjustment	232	159	73
Non-admitted	644	1,817	(1,173)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	1,667	1,417	250
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	48	51	(3)
Policyholder reserves	2	15	(13)
Other (including items less than 5% of total ordinary tax liabilities)	53	56	(3)
Subtotal	103	122	(19)
Capital:
Other (including items less than 5% of total capital tax liabilities)	—	—	—
Subtotal	—	$—	$—
Deferred tax liabilities	103	122	(19)
Net deferred tax assets	$1,564	$1,295	269

64

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2025	2024	Change
Total adjusted deferred tax assets	$4,823	$5,520	$(697)
Total deferred tax liabilities	103	122	$(19)
Net adjusted deferred tax assets	$4,720	$5,398	$(678)
Tax effect of unrealized gains (losses)			233
Tax effect on balance sheet only movement			(161)
Change in net deferred income tax			(606)
The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2025		December 31, 2024		December 31, 2023
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$(15)	$21.0%	$341	21.0%	$(16)	21.0%
Change in valuation adjustment	73	$(103.8)	(24)	(1.5)	(120)	154.8
Disregarded entities	(16)	$22.4	(3)	(0.2)	1	(1.2)
Amortization of interest maintenance reserve	(120)	$170.5	(183)	(11.3)	(82)	105.5
Surplus adjustments	380	$(540.2)	17	1.1	50	(65.0)
Dividend received deduction	(23)	$32.5	(22)	(1.4)	(26)	33.2
Prior year return true-ups and adjustments	(37)	$53.4	(89)	(5.5)	(84)	108.5
Other permanent adjustments	(13)	$19.2	(27)	(1.6)	(3)	3.8
Change in non-admitted assets	(12)	$17.0	43	2.8	10	(12.7)
LTIP shortfall deduction	(4)	$5.1	(3)	(0.2)	(8)	10.7
Statutory income tax expense (benefit)	$213	$(302.9)%	$50	3.2%	$(278)	358.6%

Federal income taxes incurred	$(393)	$558.5%	$191	11.8%	$(222)	286.4%
Change in net deferred income taxes	606	$(861.4)	(141)	(8.6)	(56)	72.2
Total statutory income taxes	$213	$(302.9)%	$50	3.2%	$(278)	358.6%
At December 31, 2025, the Company had no foreign tax credit carryforwards.
At December 31, 2025, the Company had U.S. federal operating loss carryforwards of $70 million generated in 2025 with unlimited carryforward periods.
At December 31, 2025, the Company has the following capital loss carryforwards (in millions).

Year Expires	Amount
2029	$268
2030	$184
Total	$452

At December 31, 2025, the Company had no alternative minimum tax credits.
At December 31, 2025, the Company had no general business credit carryforwards.
At December 31, 2025, the Company had no CAMT credits.

65

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2023	$—
2024	—
2025	—
Total	$—
In general, realization of DTAs depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $5.1 billion and concluded that $232 million valuation allowance was required at December 31, 2025. The Company had concluded that $159 million valuation allowance was required on the DTAs of $5.7 billion at December 31, 2024.
The Company had no deposits admitted under Internal Revenue Code Section 6603.
The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2025	2024
Gross unrecognized tax benefits at beginning of year	$—	$7
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	(7)
Gross unrecognized tax benefits at end of year	$—	$—
At December 31, 2025 and 2024, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate was $0.2 million.
Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2025 and 2024, the Company had no accrued liabilities for the payment of interest (net of the federal benefit) and penalties. In 2025 and 2024, the Company did not recognize any expense of interest (net of the federal benefit) and penalties.
The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2025, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.
The Company is currently under IRS examinations for the taxable years 2011-2019 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2007-2024 remain subject to examination by major tax jurisdictions.
The Company is not subject to the repatriation transition tax for the year ended December 31, 2025.
The Company joined with AGC Life, VALIC, USL and Corebridge Bermuda in filing a consolidated life company federal income tax return.
The Company has a written agreement with AGC Life, under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AGC Life agrees to pay each subsidiary for the

66

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.
The Company may be charged with a portion of CAMT incurred by the AGC Life consolidated group (or credited with a portion of the consolidated group’s CAMT credit utilization).
16. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2025, the Company exceeded RBC requirements that would require any regulatory action.
The Company is subject to the Texas Insurance Code (“TIC”), which imposes certain restrictions on shareholder dividends. Pursuant to TIC 823.107, the maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid by the Company without prior approval of the Texas Insurance Commissioner (the “Commissioner”), is the greater of (i) 10% of its policyholder surplus as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized gains), not including pro rata distributions of such insurance company’s own securities. The Company will be permitted to pay a dividend to its shareholder in excess of the greater of such two amounts (i.e., an extraordinary dividend) only if it files notice of the declaration of such an extraordinary dividend and the amount thereof with the Commissioner and the Commissioner either approves the distribution of the extraordinary dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (“unassigned funds (surplus)”) calculated as of the most recent financial information available would require the filing of a notice of an extraordinary dividend with the Commissioner.
The maximum amount, before considering the dividend test discussed below, that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to AGC Life (as immediate parent company), by the Company in 2026 is $1,250 million. The estimated ordinary dividend capacity of the Company is further limited by the fact that the dividend test under Texas insurance law is based on dividends previously paid over a rolling twelve-month period. Consequently, depending on the actual payment dates during 2026, some or all of the dividends estimated to be ordinary may require regulatory approval or non-disapproval. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

67

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2025, 2024 and 2023:

Date	Type	Cash or Non-cash	Amount (in millions)
2025
March 28, 2025	Ordinary	Cash	285
March 28, 2025	Extraordinary	Cash	102
June 23, 2025	Extraordinary	Cash	600
September 25, 2025	Ordinary	Cash	48
September 25, 2025	Extraordinary	Cash	1,272
December 22, 2025	Extraordinary	Cash	1,290

2024
June 26, 2024	Extraordinary	Cash	$200
September 23, 2024	Extraordinary	Cash	357
September 23, 2024	Ordinary	Cash	193
December 23, 2024	Extraordinary	Cash	408
December 23, 2024	Ordinary	Cash	142

2023
March 27, 2023	Ordinary	Cash	$500
June 20, 2023	Ordinary	Cash	500
September 19, 2023	Ordinary	Cash	500
December 20, 2023	Ordinary	Cash	481
December 20, 2023	Extraordinary	Cash	19
The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding at December 31, 2025.
The following table summarizes the Company's surplus notes issued and outstanding at December 31, 2025.

(in millions)

1	2	3	4	5	6	7	8
Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
1	10/28/2024	5.725%	$500	YES	$500	$500	$—

1	9	10	11	12	13	14
Item Number	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal paid	Life-To-Date Principal Paid	Date To Maturity
1	$29	$34	$—	$—	$—	10/28/2027

68

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

1	15	16	17	18	19
Item Number	Are Surplus Note Payments contractually Linked? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party( Y/N)	Type of Assets Received Upon Issuance
1	NO	NO	NO	YES	N/A

1	20	21	22
Item Number	Principal Amount of Amounts Received under Issuance	Book/Adjusted Carry Value of Asset	Is Liquidity Source a Related Party to the Surplus Note Issuer? (Y/N)
1	N/A	N/A	NO

On October 28, 2024, the Company and its affiliate, USL, executed a Surplus Note Agreement, the form of which was previously approved by the TDI, pursuant to which USL purchased a $500 million surplus note issued by the Company with cash. The surplus note pays interest of 5.725% per annum and has a maturity date of October 28, 2027.
The surplus notes are subordinate in right of payment to the claims of policyholders, claimants and beneficiaries and to all other classes of creditors.

17. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.
Employee Retirement and Postretirement Benefit Plans
Corebridge provides post-employment medical and life benefits for certain retired employees. The Company receives an allocation of the Company’s share of expenses based on estimated claims less contributions from participants.

The following table presents information about employee-related costs (expense credits):

	Years Ended December 31,
(in millions)	2025	2024	2023
Defined benefit plans	$—	$—	$7
Postretirement medical and life insurance plans	1	—	—
Total	$1	$—	$7
Defined Contribution Plan
The Company’s employees participate in the Corebridge Financial Inc. Retirement Savings 401(k) Plan (“401(k) plan”), a qualified defined contribution plan that provides for pre-tax salary contributions by its US employees, as well as an employer contribution. The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent are made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations. The Company’s pre-tax expense associated with this plan was $27 million, $26 million and $23 million in 2025, 2024 and 2023, respectively.

69

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Share-based and Deferred Compensation Plans
The Company’s employees participate in several stock compensation programs under the Corebridge Financial, Inc. Long-term Incentive Plan (each as applicable, the “LTIP”), which are governed by the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan, as amended and restated on February 16, 2023, (the “2022 Plan”, together with the LTIP, the “Corebridge Plans”). Corebridge’s LTIP provides for an annual award to certain employees, including senior executive officers and other highly compensated employees, that may comprise a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”) or stock options.PSUs are earned based on Corebridge achieving specified performance goals at the end of a three-year performance period. RSUs and stock options are earned based solely on continued service by the participant and vesting occurs in three equal installments on the first, second and third anniversaries of the grant date.
The Company recognized compensation expenses of $33 million, $26 million and $23 million for the years ending December 31, 2025, 2024 and 2023, respectively, on the grant date of the awards.
18. DEBT

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.
Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.
The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity at December 31, 2025 is $3.9 billion.
The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2025	2024
Membership stock - Class B	$7	$7
Activity stock	181	181
Excess stock	32	20
Total	$220	$208

Actual or estimated borrowing capacity as determined by the insurer	$8,325	$6,132
The Company did not hold any Class A at December 31, 2025 or 2024.
The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2025		December 31, 2024
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$9,568	$9,274	$6,649	$5,939

Maximum amount pledged during reporting period	9,568	9,274	6,893	6,211
The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

70

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2025	2024
Amount outstanding	$4,423	$4,423
Maximum amount borrowed during reporting period	$4,423	$4,475
While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2025 or 2024.
The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148
10-year floating rate	February 15, 2018	1,277
10-year floating rate	February 15, 2018	175
10-year floating rate	February 6, 2018	87
10-year floating rate	January 25, 2018	31
10-year floating rate	January 31, 2017	67
10-year floating rate	January 12, 2017	57
10-year floating rate	June 14, 2016	254
5-year fixed rate	August 25, 2022	300
5-year fixed rate	March 01, 2023	506
5-year fixed rate	September 12, 2023	521

19. COMMITMENTS AND CONTINGENCIES

Commitments
The Company had commitments to provide funding to various limited partnerships totaling $2.9 billion at December 31, 2025 and $2.4 billion at December 31, 2024. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund.
At December 31, 2025 and 2024, the Company had $1.7 billion and $2.1 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans.
The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2025, the future minimum lease payments under the operating leases are as follows:

(in millions)
2026	$13
2027	10
2028	10
2029	8
2030	8
Thereafter	40
Total	$89
Rent expense was $12 million, $16 million and $15 million in 2025, 2024 and 2023, respectively.

71

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Contingencies
Legal Matters
The Company continues to defend against Moriarty v. American General Life Insurance Co. (S.D. Cal.), a putative class action involving Sections 10113.71 and 10113.72 of the California Insurance Code, which was instituted against the Company on July 18, 2017 in state court. The Company removed the matter to federal court on August 23, 2017. In general, those statutes require that for life-insurance policies issued and delivered in California: (1) the policy must contain a 60-day grace period following non-payment of premium during which the policy remains in force; (2) the insurer must provide a 30-day pre-lapse notice; and (3) the insurer must notify policy owners of the right to designate a secondary recipient for lapse notices. The plaintiff contends the Company did not comply with these requirements for a policy issued before these statutes went into effect. The plaintiff seeks damages and other relief. The Company asserts various defenses to the plaintiff’s claims and to class certification. In 2022, the District Court held that a trial was necessary to determine whether the Company was liable on the plaintiff’s breach of contract claim. Also in 2022, the District Court denied class certification and granted partial summary judgment for the Company on the plaintiff’s claim for breach of the implied covenant of good faith and fair dealing. In 2023, the case was reassigned to a new judge, who remanded the plaintiff’s claim for injunctive relief under California’s Unfair Competition Law (UCL) back to state court, and that action has been stayed ever since. The judge also granted the plaintiff’s motion for summary judgment on the plaintiff’s breach of contract claim and decided that good cause existed to allow the plaintiff to file a third motion for class certification. The Company appealed the 2023 summary-judgment decision to the Ninth Circuit.

While the Moriarty appeal was pending, the Ninth Circuit issued a published decision in Small v. Allianz Life Insurance Co. of North America, a related case presenting a substantially identical issue. The Ninth Circuit’s decision in Small squarely rejected the theory that the plaintiffs had advanced in that case and in Moriarty and embraced the argument, made by insurers, that any policyholder or beneficiary suing based on alleged breaches of Sections 10113.71 and 10113.72 must prove that the breaches actually caused them harm, for instance by resulting in missed payments or the lapse of the policy. On March 4, 2025, the panel in Moriarty issued a memorandum disposition without hearing oral argument, vacating the District Court’s 2023 summary-judgment order and remanding for further proceedings. The panel’s short opinion principally relies on the Ninth Circuit’s decision in Small. The Moriarty panel also denied the plaintiff’s request to certify a question to the California Supreme Court. In both Small and Moriarty, the Ninth Circuit denied the plaintiffs’ petitions for rehearing, and the U.S. Supreme Court denied the plaintiffs’ petition for a writ of certiorari on June 30, 2025. The Moriarty case thus returned to the District Court.

After returning to the District Court, the District Court entered an order on September 3, 2025, remanding the plaintiff’s claim for restitution under the UCL to state court. As a result, the plaintiff’s UCL claim is fully in state court and still subject to a stay pending resolution of the federal case. The plaintiff subsequently moved to lift the stay in state court, but the state court denied that motion on December 12, 2025. The plaintiff also moved to give notice to former putative class members of the denial of class certification; that motion was denied by the District Court on December 18, 2025.

On January 12, 2026, a jury trial began in the District Court on the plaintiff’s individual breach of contract claim. The jury rendered a verdict for the plaintiff on January 13, 2026, and the District Court is expected to enter a final judgment awarding the plaintiff the benefits of the policy (approximately $1 million), plus interest. The Company is evaluating its options for post-trial motions and/or another appeal to the Ninth Circuit. The plaintiff may move to lift the stay of state-court proceedings under the UCL upon the resolution of the federal case.

The Company is also defending other actions in California involving similar issues. Gevorgyan v. American General Life Insurance Co. (C.D. Cal.) was filed in state court on January 17, 2025, and removed to federal court on March 27, 2025. Delgado v. American General Life Insurance Co. (C.D. Cal.) was filed in federal court on March 7, 2025. Rocklage v. American General Life Insurance Co. (N.D. Cal.) was filed in state court on April 21, 2025 and removed to federal court on May 30, 2025. Eisenberg v. American General Life Insurance Co. (C.D. Cal.) was filed in state court on September 2, 2025, and removed to federal court on November 14, 2025. People of the State of California v. American General Life Insurance Co., et al. (Cal. Superior Court, San Diego County) was filed on October 17, 2024, against the Company, Lincoln Benefit Life Co., Everlake Life Insurance Co., and Transamerica Life Insurance Co., seeking civil penalties and equitable relief under California Business & Professions Code §§ 17200 et seq. On January 27, 2025, the Company filed a demurrer to the complaint. That demurrer was heard on July 10, 2025. The trial court sustained the Company’s demurrer as to misjoinder on August 25, 2025, but granted leave to amend. The plaintiff filed an Amended Complaint on September 11, 2025, and the Company filed an answer to that pleading on October 14, 2025.

72

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
These cases are in the early stages, and the Company expects their progress will be influenced by future developments in Moriarty and cases against other insurers involving the same insurance statutes. The Company has accrued its current estimate of probable loss with respect to these litigation matters.
Various other lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.
Regulatory Matters
Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.
Other Contingencies
All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments (“GFA”) when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future GFA, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.
The Company accrued $35 million and $39 million for GFA at December 31, 2025 and 2024, respectively. The Company has recorded receivables of $73 million and $73 million at December 31, 2025 and 2024, respectively, for expected recoveries against the payment of future premium taxes.
During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2025 and 2024. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.
At December 31, 2025 and 2024, the Company had admitted assets of $13 million and $49 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.
The Company did not receive any business interruption insurance recoveries during the periods covered by this report.

73

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
20. RELATED PARTY TRANSACTIONS

Affiliate Transactions
Corebridge Life Holdings has issued promissory notes to the Company in exchange for cash. The promissory notes were supported by guarantees issued by Corebridge for the benefit of the Company. The TDI issued letters allowing the Company to record the total amounts due under the promissory notes as admitted assets subject to certain conditions and in accordance with applicable provisions of SSAP No. 25. Details of the promissory notes are as follows.

Effective Date	Maturity Date	Interest Rate	Amount
January 2, 2024	January 2, 2029	5.314%	$200,000,000
January 2, 2025	January 2, 2030	5.178%	150,000,000
March 14, 2025	March 14, 2032	5.350%	250,000,000
October 17, 2025	October 17, 2035	5.140%	200,000,000
On October 28, 2024, the Company and its affiliate, USL, executed a Surplus Note Agreement, the form of which was previously approved by the TDI, pursuant to which USL purchased a $500 million surplus note issued by the Company. The surplus note pays interest of 5.725% per annum and has a maturity date of October 28, 2027.
See Note 14 for details of affiliate reinsurance transactions.
During the year ended December 31, 2025, the Company purchased and sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business.
In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $2 million and $11 million in 2024 and 2023, respectively. AGLIC Bermuda made distributions to the Company of $0 million in 2024 and $738 million in 2023. Effective May 10, 2024, AGLIC Bermuda was dissolved.
At December 31, 2025, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, US Fund V, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $84.3 million, $71.2 million, $48.0 million, $67.7 million, $175 million, $52.5 million and $46.3 million respectively.
At December 31, 2024, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $86.4 million, $71.2 million, $61.3 million, $105.6 million, $48.9 million and $55.9 million respectively.
Financing Agreements
The Company and certain of its affiliates have a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.
At both December 31, 2025 and 2024, the Company did not have a balance outstanding under this facility.
Cut-Through Agreement
The Company and Corebridge Bermuda entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event Corebridge Bermuda becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by Corebridge Bermuda. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on Corebridge Bermuda’s books related to this agreement was approximately $245 thousand and $280 thousand for the years ending December 31, 2025 and 2024, respectively. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

74

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Investments in Subsidiary, Controlled and Affiliated Entities
The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2025:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AGL LOAN INVESTMENTS CORPORATION	25	—	25	NA
AGL Alternative Holdings, LLC	770	—	770	NA
Freshwater RTC Holdings LLC	—	—	—	NA
SA Affordable Housing LLC	65	—	65	NA
SunAmerica Asset Management LLC	24	—	24	NA
Corebridge Commercial Real Estate Lending Holdings, LLC	—	—	—	NA
Kite Stratford Owner, LLC	25	—	25	NA
Corebridge U.S. Real Estate Fund V (A), LP	(2)	—	(2)	NA
GRE LB Industrial Joint Venture II, LP	29	—	29	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	134	—	134	NA
Bayshore PII Company LLC	9	—	9	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	66	—	66	NA
Corebridge U.S. Real Estate Fund III, LP	78	—	78	NA
Corebridge U.S. Real Estate Fund IV, LP	167	—	167	NA
Corebridge Europe Real Estate Fund I S.C.SP	12	—	12	NA
Bayshore Shopping Center JV LLC	12	—	12	NA
Corebridge U.S. Real Estate Fund II, LP	52	—	52	NA
Corebridge REI LB Southeast Industrial Joint Venture, LP.	71	—	71	NA
Corebridge U.S. Real Estate Fund I, LP	(30)	—	(30)	NA
Branch Retail Partners II, LP.	(2)	—	(2)	NA
Corebridge Bartlett Investor II LLC.	1	—	1	NA
Corebridge Papermill Investor II LLC.	1	—	1	NA
Corebridge U.S. LT Apartments JV, LP.	29	—	29	NA
COREBRIDGE DIRECT - SER B	3	3	—	NA
COREBRIDGE DIRECT - SER A	3	3	—	NA
COREBRIDGE DIRECT - NON VOTING	1	1	—	NA
AMERICAN GEN ANN SVC CORP	—	—	—	NA
UG Corp COM	—	—	—	NA
Total	$1,543	$7	$1,536

75

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2024:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AGL Loan Investments Corporation	$24	$—	$24	NA
Corebridge Direct - SER B	2	2	—	NA
Corebridge Direct - SER A	2	2	—	NA
Corebridge Direct - Non Voting	1	1	—	NA
American Gen Annuity Svc Corp	—	—	—	NA
UG Corp Com	—	—	—	NA
AGL Alternative Holdings, LLC	266	—	266	NA
Freshwater RTC Holdings LLC	(2)	—	(2)	NA
SA Affordable Housing LLC	220	—	220	NA
SunAmerica Asset Management LLC	21	—	21	NA
Corebridge Commercial Real Estate Lending Holdings, LLC	—	—	—	NA
SunAmerica Investors 3, LP (Whitehouse Hotel LP)	65	—	65	NA
Kite Stratford Owner, LLC	32	—	32	NA
GRE LB Industrial Joint Venture II, LP	32	—	32	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	108	—	108	NA
Bayshore PII Company LLC	10	—	10	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	61	—	61	NA
Corebridge U.S. Real Estate Fund III, LP	104	—	104	NA
Corebridge U.S. Real Estate Fund IV, LP	190	—	190	NA
Touchdown MGP, LLC (Varagon Wildfire Direct Management MGP, LLC)	—	—	—	NA
Corebridge Europe Real Estate Fund I S.C.SP	11	—	11	NA
Bayshore Shopping Center JV LLC	21	—	21	NA
Corebridge U.S. Real Estate Fund II, LP	74	—	74	NA
Corebridge REI LB Southeast Industrial Joint Venture, LP.	70	—	70	NA
Corebridge U.S. Real Estate Fund I, LP	(26)	—	(26)	NA
Branch Retail Partners II, LP	(3)	—	(3)	NA
Corebridge Bartlett Investor II LLC	1	—	1	NA
Corebridge Papermill Investor II LLC	1	—	1	NA
Corebridge U.S. LT Apartments JV, LP	29	—	29	NA
Total	$1,314	$5	$1,309

Operating Agreements
The Company had investments in a Liquidity Pool in which funds were managed by an affiliate, Corebridge Institutional Investments, LLC (formerly known as AIG Asset Management (U.S.), LLC), in the amount of $856 million at December 31, 2023.
Pursuant to service and expense agreements, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to Corebridge or the affiliate providing the

76

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
service. The Company was charged $39 million, $44 million and $48 million under such agreements in 2025, 2024 and 2023, respectively.
Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $129 million in 2025, $110 million in 2024 and $119 million in 2023.
The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, Corebridge Markets, Inc. (See Note 7).
American Home and National Union Guarantees
The Company has a General Guarantee Agreement with American Home Assurance Company (“American Home”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.
The Company, as successor-in-interest to American General Life and Accident Insurance Company (“AGLA”) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.
The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (“SAAL”) and SunAmerica Life Insurance Company (“SALIC”) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.
The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (“AIG Life”), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (“National Union”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life Holding, Inc. between July 13, 1998 and April 30, 2010.
Other
The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.
21. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through March 20, 2026, the date the financial statements were issued.
On January 1, 2026, the Company sold all of the outstanding membership interests in SunAmerica Asset Management, LLC (“SAAMCo”) to Venerable Holdings, Inc., a Delaware corporation (“Venerable”). Immediately prior to the SAAMCo sale closing, 100% of the shares of its subsidiary Corebridge Capital Services, Inc. were transferred to the Company.

77

Supplemental Information

The accompanying supplemental schedules and interrogatories present selected statutory financial data as of December 31, 2025 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual. They agree to or are included in the amounts reported in the Company’s 2025
Statutory Annual Statement as filed with the Texas Department of Insurance. Captions not presented as not applicable to the Company.

78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

(in millions)	December 31, 2025
Investment income earned:
Government bonds	$16
Other bonds (unaffiliated)	6,524
Bonds of affiliates	30
Preferred stocks (unaffiliated)	10
Common stocks (unaffiliated)	12
Common stocks of affiliates	4
Cash and short-term investments	97
Mortgage loans	2,067
Real estate	15
Contract loans	67
Other invested assets	427
Derivative instruments	(607)
Miscellaneous income	9
Gross investment income	$8,671

Real estate owned - book value less encumbrances	$85

Mortgage loans - book value:
Commercial mortgages	$25,795
Residential mortgages	11,082
Mezzanine loans	952
Farm Loans	486
Total mortgage loans	$38,315

Mortgage loans by standing - book value:
Good standing	$37,242
Good standing with restructured terms	593
Greater than 90 days delinquent	—
Interest overdue more than 90 days, not in foreclosure	34
Foreclosure in process	88
Total mortgage loans	$37,957

Partnerships - statement value	$6,965

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$800
Common stocks	2,584

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$6,293
Over 1 year through 5 years	34,639
Over 5 years through 10 years	33,343
Over 10 years through 20 years	23,416
Over 20 years	25,410
Total maturity	$123,101

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$70,073
Class 2	46,876
Class 3	3,528
Class 4	2,062
Class 5	437
Class 6	125
Total by class	$123,101

Total bonds, short-term and cash equivalent bond investments publicly traded	43,722
Total bonds, short-term and cash equivalent bond investments privately traded	79,379

Preferred stocks - statement value	$280
Common stocks - market value	2,802
Short-term investments - book value	27
Cash equivalents - book value	432
Options, caps and floors owned - statement value	3,136
Collar, swap and forward agreements open - statement value	(733)
Futures contracts open - current value	(6)
Cash on deposit	552

79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA - (Continued)

(in millions)	December 31, 2025
Life insurance in-force:
Industrial	$662
Ordinary	92,268
Credit	—
Group	4,321

Amount of accidental death insurance in-force under ordinary policies	4,271

Life insurance policies with disability provisions in-force:
Industrial	190
Ordinary	35,491
Group life	29

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	425
Income payable	217

Ordinary - involving life contingencies:
Amount on deposit	364
Income payable	80

Group - not involving life contingencies:
Amount on deposit	—

Annuities:
Ordinary:
Immediate - amount of income payable	$1,450
Deferred, fully paid - account balance	89,238
Deferred, not fully paid - account balance	39,229

Group:
Amount of income payable	766
Fully paid - account balance	554
Not fully paid - account balance	14,788

Accident and health insurance - premiums in-force:
Other	$54
Group	—
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$17,185
Dividend accumulations - account balance	453

Claim payments in 2025
Group accident & health:
2025	$—
2024	—
2023	3
2022	—
2021	—
Prior	178

Other accident & health:
2025	9
2024	1
2023	14
2022	1
2021	(79)
Prior	348

80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2025
(in millions)

1. The Company’s total admitted assets as of December 31, 2025 are $270.0 billion.
The Company’s total admitted assets, excluding separate accounts, as of December 31, 2025 are $186.8 billion.
2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	OIA	$1,465	0.80%
b.	Senior Direct Lending Program LLC	BONDS	1,143	0.60
c.	Corebridge Global Real Estate Investment Corp	OIA	622	0.30
d.	Rogers Communications, Inc.	BONDS	539	0.30
e.	Exelon Corporation	BONDS	519	0.30
f.	BLACKSTONE GROUP	OIA	476	0.30
g.	Southern Company	BONDS	471	0.30
h.	Duke Energy Corporation	BONDS	419	0.20
i.	Sempra Energy	BONDS	417	0.20
j.	Cliffwater Corporate Lending Fund	BONDS	411	0.20
3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$70,073	37.50%	P/RP - 1	$270	0.10%
NAIC - 2	46,876	25.10	P/RP - 2	4	—
NAIC - 3	3,528	1.90	P/RP - 3	5	—
NAIC - 4	2,062	1.10	P/RP - 4	—	—
NAIC - 5	437	0.20	P/RP - 5	1	—
NAIC - 6	126	0.10	P/RP - 6	—	—
4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$32,498	17.40%
b.	Foreign currency denominated investments	16,576	8.90
c.	Insurance liabilities denominated in that same foreign currency	—	—
5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$30,330	16.20%
b.	Countries rated NAIC - 2	1,652	0.90
c.	Countries rated NAIC - 3 or below	516	0.30

81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$8,718	4.70%
	Country 2: Cayman Islands	3,413	1.80
b.	Countries rated NAIC - 2
	Country 1: Mexico	512	0.30
	Country 2: Indonesia	209	0.10
c.	Countries rated NAIC - 3 or below
	Country 1: Colombia	156	0.10
	Country 2: Dominican Republic	76	—
7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$16,576	8.90%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$16,552	8.90%
b.	Countries rated NAIC - 2	22	—
c.	Countries rated NAIC - 3 or below	2	—
9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$6,734	3.60%
	Country 2: Ireland	2,744	1.50
b.	Countries rated NAIC - 2
	Country 1: Italy	19	—
	Country 2: Peru	3	—
c.	Countries rated NAIC - 3 or below
	Country 1: Brazil	2	—
	Country 2:	—	—

82

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	Scotland Gas Networks, plc	NAIC 1 - Bonds	$305	0.20%
b.	5555267	MORTGAGE LOAN	295	0.20
c.	Carlyle Group	Other invested Assest	285	0.20
d.	5555184	MORTGAGE LOAN	269	0.10
e.	EnBW Energie Baden-Wuerttemberg AG	NAIC 1 - Bonds	260	0.10
f.	HSBC Holdings plc	NAIC 1 - Bonds	243	0.10
g.	Greensaif Pipelines Bidco Sarl	NAIC 1 - Bonds	243	0.10
h.	Silver (BREDS)	Other invested Assest	242	0.10
i.	5555187	MORTGAGE LOAN	235	0.10
j.	5555261	MORTGAGE LOAN	235	0.10
11. Assets held in Canadian investments are less than 2.5 percent of the reporting entity’s total admitted assets.
12. Assets held in contractual sales restrictions :

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investments with contractual sales restrictions		$7,632	4.10%

Largest investment with contractual sales restrictions
a.	COMCAST CORPORATION	$164	0.10
b.	MORGAN STANLEY	133	0.10
c.	PEPSICO, INC.	118	0.10

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1,218	0.70%
b.	Federal Home Loan Banks	220	0.10
c.	GENERAL ATLANTIC	196	0.10
d.	THOMA BRAVO LLC	142	0.10
e.	BLACKSTONE GROUP	132	0.10
f.	LS Power Equity Partners	111	0.10
g.	TEACHERS INSURANCE AND ANNUITY	107	0.10
h.	CBPE Capital	100	0.10
i.	Inflexion Private Equity Partners LLP	100	0.10
j.	Nationwide Mutual Insurance Co	97	0.10

83

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,365	0.70%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$328	0.20
b.	Federal Home Loan Bank of Dallas	220	0.10
c.	Carlyle Partners VIII L.P.	180	0.10

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,465	$1,465	$—
b.	Corebridge Global Real Estate Investment Corp	622	—	622
c.	BLACKSTONE GROUP	476	476	—
d.	GENERAL ATLANTIC	196	196	—
e.	THOMA BRAVO LLC	142	142	—
f.	LS Power Equity Partners	111	111	—
g.	TEACHERS INSURANCE AND ANNUITY	107	107	—
h.	CBPE Capital	100	100	—
i.	Inflexion Private Equity Partners LLP	100	100	—
j.	Nationwide Mutual Insurance Co	97	97	—
15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.
16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.20%
b.	Agricultural Mortgage-STAT Farm Mortgage, Loan No. 5555275, GBR	332	0.20
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555267, ESP	295	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002930, CA	272	0.10
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	269	0.10
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002781, MA	249	0.10
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002954, NY	247	0.10
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	235	0.10
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555261, NLD	235	0.10
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555164, GBR	223	0.10

84

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$699	0.40%
b.	Mortgage loans over 90 days past due	185	0.10
c.	Mortgage loans in the process of foreclosure	295	0.20
d.	Mortgage loans foreclosed	—	—
e.	Restructured mortgage loans	593	0.30
17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$60	—%	$908	0.50%	$—	—%
b.	91% to 95%	60	—	128	0.10	—	—
c.	81% to 90%	838	0.40	966	0.50	—	—
d.	71% to 80%	3,133	1.70	2,457	1.30	—	—
e.	below 70%	6,991	3.70	22,289	11.90	485	0.30
18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.
19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.
20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

				Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a.	Securities lending (do not include assets held as collateral for such transactions)	$3,857	2.10%	$3,499	$3,235	$3,353
b.	Repurchase agreements	1,135	0.60	411	142	459
c.	Reverse repurchase agreements	—	—	70	50	—
d.	Dollar repurchase agreements	—	—	—	—	—
e.	Dollar reverse repurchase agreements	—	—	—	—	—

85

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$—	—%	$—	—%
b.	Income generation	—	—	—	—
c.	Other	—	—	—	—
22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

				Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$752	0.40%	$824	$913	$754
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	4,590	3,520	3,520
d.	Other	—	—	—	—	—
23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$55	—%	$152	$193	$48
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

86

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2025

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Issuer credit obligations
U.S. government obligations	$1,248	0.7	$1,248	$—	$1,248	0.7%
Other U.S. government obligations	88	0.1	88	—	88	0.1
Non-U.S. sovereign jurisdiction securities	1,494	0.8	1,494	—	1,494	0.8
Municipal bonds - general obligations (direct & guaranteed)	313	0.2	313	—	313	0.2
Municipal bonds - special revenue	1,927	1.1	1,927	—	1,927	1.1
Project finance bonds issued by operating entities	5,457	3.1	5,457	—	5,457	3.1
Corporate bonds	54,192	30.5	54,192	—	54,192	30.5
Mandatory convertible bonds	—	—	—	—	—	—
Single entity backed obligations	2,074	1.2	2,074	—	2,074	1.2
SVO-Identified bond exchange traded funds - fair value	—	—	—	—	—	—
SVO-Identified bond exchange traded funds - systematic value	—	—	—	—	—	—
Bonds issued by funds representing operating entities	9,431	5.3	9,431	—	9,431	5.3
Bank loans - issued	—	—	—	—	—	—
Bank loans - acquired	3,436	1.9	3,436	—	3,436	1.9
Mortgages loans that qualify as SVO-Identified credit tenant loans	10	—	10	—	10	—
Certificates of deposit	—	—	—	—	—	—
Other issuer credit obligations	2	—	2	—	2	—
Total issuer credit obligations	$79,672	44.9	$79,672	$—	$79,672	44.9
Asset-backed securities
Financial asset-backed securities - self-liquidating	29,479	16.6	29,479	—	29,479	16.6
Financial asset-backed securities - not self-liquidating	1,122	0.6	1,122	—	1,122	0.6
Non-financial asset-backed securities	12,801	7.2	12,801	—	12,801	7.2
Total asset-backed securities	43,402	24.4	43,402	—	43,402	24.4
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$280	0.2	$280	$—	$280	0.2
Parent, subsidiaries and affiliates	—	—	—	$—	—	—
Total preferred stocks	$280	0.2	$280	$—	$280	0.2
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$—	—	$—	$—	$—	—
Industrial and miscellaneous Other (Unaffiliated)	225	0.1	225	—	225	0.1
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
Parent, subsidiaries and affiliates Other	2,584	1.5	2,577	—	2,577	1.5
Mutual funds	—	—	—	—	—	—
Unit investment trusts	—	—	—	—	—	—
Closed-end funds	—	—	—	—	—	—
Exchange traded funds	—	—	—	—	—	—
Total common stocks	$2,809	1.6	$2,802	$—	$2,802	1.6
Mortgage loans:
Farm mortgages	$486	0.3	$486	$—	$486	0.3
Residential mortgages	11,082	6.2	11,082	$—	11,082	6.2
Commercial mortgages	25,795	14.5	25,795	$—	25,795	14.5
Mezzanine real estate loans	952	0.5	952	$—	952	0.5
Total valuation allowance	(361)	(0.2)	(361)	$—	(361)	(0.2)
Total mortgage loans	$37,954	21.3	$37,954	$—	$37,954	21.3
Real estate:
Properties occupied by company	$—	—	$—	$—	$—	—
Properties held for production of income	67	—	67	$—	67	—
Properties held for sale	18	—	18	$—	18	—
Total real estate	$85	—	$85	$—	$85	—

87

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2025

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Cash, cash equivalents and short-term investments:
Cash	$552	0.3	$552	$—	$552	0.3
Cash equivalents	432	0.2	432	$—	432	0.2
Short-term investments	27	—	27	$—	27	—
Total cash, cash equivalents and short-term investments	1,011	0.5	1,011	$—	1,011	0.5
Contract loans	1,164	0.6	1,141	$—	1,141	0.6
Derivatives	2,797	1.6	2,797	$—	2,797	1.6
Other invested assets	6,887	3.9	6,887	$—	6,887	3.9
Receivables for securities	78	—	78	$—	78	—
Securities Lending	—	—	—	$—	—	—
Derivative cash collateral and deferred asset for SSAP 108	1,758	1.0	1,758	$—	1,758	1.0
Total invested assets	$177,897	100.0	$177,867	$—	$177,867	100.0%

88

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
December 31, 2025
The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.
1.    Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?
Yes [ ] No [ X ]
If yes, indicate the number of reinsurance contracts to which such provisions apply:    __________
If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.
Yes [ ] No [ ] N/A [ X ]
2.    Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?
Yes [ ] No [ X ]
If yes, indicate the number of reinsurance contracts to which such provisions apply:    __________
If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.
Yes [ ] No [ ] N/A [ X ]
3.    Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:
(a)    Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)    Provisions that permit settlements to be made less frequently than quarterly;
(c)    Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)    The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.
Yes [ ] No [ X ]
4.    Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

89

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES - (continued)
December 31, 2025
5.    Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:
(a)    Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or
Yes [ ] No [ X ] N/A [ ]
(b)    Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?
Yes [ ] No [ X ] N/A [ ]
If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:
________________________________________________________________________________

90